UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number:	811-05577

The Glenmede Portfolios
(Exact name of registrant as specified in charter)

Two Avenue de Lafayette LCC-6 Boston, MA			02111
(Address of principal executive offices)			(Zip code)

Michael P. Malloy, Esq. Secretary Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, PA 19103-6996
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-442-8299

Date of fiscal year end:	October 31, 2007

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders.

The Glenmede Fund, Inc.
The Glenmede Portfolios

Annual Report
October 31, 2007

The performance for each of the portfolios shown on pages 5 to 19 represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost. An investment in a portfolio is neither insured nor guaranteed by the US Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank. The yields of money market funds will fluctuate as market conditions change. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

The reports concerning the portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser's or sub-adviser's predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser or sub-adviser, as applicable, believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

TABLE OF CONTENTS

President's Letter (Unaudited)	2

Management Discussion and Analysis (Unaudited)	4

Shareholder Expenses (Unaudited)	20

Glenmede Fund, Inc.	24

Statements of Assets and Liabilities	24

Statements of Operations	29

Statements of Changes in Net Assets	34

Statement of Cash Flows	39

Financial Highlights	40

Schedules of Portfolio Investments	54

Notes to Financial Statements	149

Report of Independent Registered Public Accounting Firm	165

Glenmede Portfolios	166

Statements of Assets and Liabilities	166

Statements of Operations	167

Statements of Changes in Net Assets	168

Financial Highlights	169

Schedules of Portfolio Investments	171

Notes to Financial Statements	182

Report of Independent Registered Public Accounting Firm	187

Tax Information (Unaudited)	188

Board Members and Officers Table (Unaudited)	191

Additional Information (Unaudited)	197

THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS
PRESIDENT'S LETTER

Dear Shareholder:

We are pleased to present the annual report of The Glenmede family of funds for the fiscal year ended October 31, 2007. We are featuring our Small Cap Equity Portfolio in this year's report. We hope you find the description of the management team and investment process for this portfolio which follows interesting.

At the fiscal year end on October 31, 2007, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively the "Glenmede Funds") consisted of fifteen portfolios with total assets of $4.0 billion, an increase of 11% over the prior fiscal year end. A new fund, the Total Market Portfolio, was launched on December 21, 2006. This is a 130/30 fund benchmarked against the Russell 3000 index1. The fund family includes two EAFE International Portfolios, International and Philadelphia International, which are sub-advised and advised respectively by Philadelphia International Advisors LP ("PIA"). The Glenmede Trust Company formed the PIA partnership with members of their International Equity team on January 1, 2002 to allow them to focus entirely on the International Equity products. These portfolios account for 39% of the fund family's assets as of October 31, 2007.

All of the Glenmede Funds, other than the money market and municipal funds, are managed to seek long-term total returns consistent with reasonable risk to principal for their asset category2. Efforts are made to keep expenses at competitive levels. All of the portfolios managed by Glenmede Investment Management LP use a quantitative style of investing.

This fiscal year ended October 31, 2007 showed positive returns across all asset classes. However, the third quarter of the calendar year was extremely volatile due to the sub-prime mortgage market credit problems and subsequent flight to quality. The resulting housing market weakness led to concerns about the strength of the overall economy. The S&P 500 Index3 returned 14.55% and the Lehman Brothers U.S. Aggregate Bond Index4 returned 5.38% for the fiscal year ended October 31, 2007. The MSCI EAFE Index5 performed better than domestic stocks for the fiscal year returning 24.91%, helped by a continuing weakening of the U.S. dollar. Small Cap stocks reversed their outperformance of the prior year and underperformed Large Cap stocks with the Russell 2000 Index6 returning 9.27% versus a return of 15.03% on the Russell 1000 Index7 for the fiscal year ended October 31, 2007. It was a very difficult year for quantitative managers as hedge funds deleveraged by selling their higher quality long assets and covering their short positions in lower quality assets.

The Federal Reserve left short term rates unchanged at 5.25% until their September 18, 2007 meeting when they reduced rates by 50 basis points8 to stimulate growth and then an additional 25 basis points on October 31. Short term interest rates dropped over 100 basis points during the fiscal year, while 30 year rates remained the same.

We welcome any questions about the Glenmede Funds and thank our clients for their continued support.

Sincerely,

Mary Ann B. Wirts
President

November 28, 2007

1The Russell 3000 Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization.

2Mutual fund investing involves risks. Principal loss is possible. The Portfolios may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity and U.S. Emerging Growth Portfolios invest in smaller companies, which may involve additional risks such as limited liquidity and greater volatility. Short sales by the Long/Short and Total Market Portfolios involves leverage risk, credit exposure to brokers that execute the short sales and has potentially unlimited losses. Use of derivatives by the Long/Short Portfolio may involve greater liquidity, counterparty, credit and pricing risks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

3The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks.

4The Lehman Brothers U.S. Aggregate Bond Index includes securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

5The MSCI EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.

6The Russell 2000 Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

7The Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index.

8A basis point equals .01%.

Past performance is no guarantee of future results.

This material must be preceded or accompanied by a current prospectus.

The Glenmede Fund, Inc. and the Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/07.

THE GLENMEDE FUND, INC.

Inside the
SMALL CAP EQUITY PORTFOLIO

Introduced at Glenmede in 1991, small cap investing is led by Robert J. Mancuso, CFA, who joined Glenmede in 1992 and became the head of the small cap team the following year. Christopher J. Colarik joined Glenmede in 1996 and began comanaging the small cap equity product with Bob in 2001. Bob and Chris are seasoned professionals with over 25 and 13 years of investment experience, respectively. The small cap team consists of two senior portfolio managers, a team of five fundamental analysts, three quantitative analysts and three senior equity traders.

Glenmede's approach to small cap investing is long term and risk managed. We believe a diversified portfolio of stocks that are inexpensive and exhibiting company-specific positive trends will out perform the market. In following this philosophy, Glenmede stresses the following three principles:

•  Discipline. Systematic and disciplined application of our investment process in an effort to achieve enhanced returns.

•  Low Risk. Diversification across sectors, industries and individual securities combined with an emphasis on quality, give this Portfolio attractive risk characteristics.

•  Catalysts. Company-specific catalysts signaling improvement in a company's prospects and positive change in investor expectations potentially lead to enhanced returns.

We believe the small cap team's investment record is the result of adhering to the investment guidelines above. In addition, the Portfolio is fully invested at all times, with no intent to time the market. Fundamental analysis of the individual stocks in the Portfolio is an important component when making buy/sell decisions. The goal is to improve returns while reducing risks.

Please refer to Portfolio Highlights on page 9 for detailed performance figures for the Small Cap Equity Portfolio.

ROBERT J. MANCUSO  CHRISTOPHER J. COLARIK

THE GLENMEDE FUND, INC.

Government Cash Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Government Cash Portfolio		iMoneyNet's Government All AverageTM1
Year ended 10/31/07	5.17%	4.70%
Five Years ended 10/31/07	2.94%	2.50%
Ten Years ended 10/31/07	3.82%	3.33%
Inception (11/7/88) through 10/31/07	4.75%	4.23%
Government Cash Portfolio	7-Day[2] Current Yield	7-Day[2] Effective Yield
As of 10/31/07	4.87%	4.98%

During the past fiscal year, the Government Cash Portfolio outperformed the iMoneyNet's Government All AverageTM1 due to its use of overnight and term mortgage-backed securities repurchase agreements. This strategy plus the low expense ratio enhanced the yield while maintaining a high quality diversified portfolio of money market instruments.

Hypothetical Illustration of $10,000 Invested in
Government Cash Portfolio vs.
iMoneyNet's Government All Average(TM)1
10/31/97 through 10/31/07

* Assumes the reinvestment of all dividends.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  iMoneyNet's Government All AverageTM is comprised of money market funds investing in U.S. treasury securities and government agency obligations. It is not possible to invest directly in an index.

  Benchmark return is for the period beginning November 30, 1988.

2  "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Tax-Exempt Cash Portfolio		iMoneyNet's National Retail Tax-Free AverageTM1
Year ended 10/31/07	3.45%	3.04%
Five Years ended 10/31/07	2.05%	1.64%
Ten Years ended 10/31/07	2.47%	2.05%
Inception (11/10/88) through 10/31/07	3.18%	2.75%
Tax-Exempt Cash Portfolio	7-Day Current Yield[2]	7-Day Effective Yield[2]
As of 10/31/07	3.21%	3.27%

The Tax-Exempt Cash Portfolio has outperformed iMoneyNet's National Retail Tax-Free AverageTM1 in all of the periods shown above. During the past fiscal year, the strategy of maintaining a shorter average maturity, which increases yield when rates rise or when there is a greater supply of short-term securities, combined with a low expense ratio has resulted in good relative performance.

Hypothetical Illustration of $10,000 Invested in
Tax-Exempt Cash Portfolio vs.
iMoneyNet's National Retail Tax-Free Average(TM)1
10/31/97 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1  iMoneyNet's National Retail Tax-Free AverageTM is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax. It is not possible to invest directly in an index.

  Benchmark return is for the period beginning November 30, 1988.

2  "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Core Fixed Income Portfolio		Lehman Brothers U.S. Aggregate Bond Index[1]	Lipper Intermediate U.S. Government Fund Index*[1]
Year ended 10/31/07	4.87%	5.38%	5.32%
Five Years ended 10/31/07	3.77%	4.41%	3.36%
Ten Years ended 10/31/07	5.59%	5.91%	5.16%
Inception (11/17/88) through 10/31/07	6.98%	7.38%	5.78%

The Core Fixed Income Portfolio returned 4.87% for the year ended October 31, 2007. The benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 5.38% for the year and the Portfolio's peer group, the Lipper Intermediate U.S. Government Fund Index, returned 5.32% for the year. The Portfolio's performance versus the Lehman Brothers U.S. Aggregate Bond Index can be attributed to the Portfolio's low risk theme and yield curve exposure verses its benchmark. The Portfolio's liquidity, high credit quality, and sector rotation strategies helped offset the continuing rally in the benchmark's lower tier credits in 2007. The Portfolio seeks to add value monitoring yield curve exposure while utilizing sector and security selection. The Portfolio seeks to maintain market neutral interest rate risk. Diversification, liquidity, and low risk themes dominate the Portfolio's investment discipline. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.55%.

Hypothetical Illustration of $10,000 Invested in
Core Fixed Income Portfolio vs.
Lehman Brothers U.S. Aggregate Bond Index and
Lipper Intermediate U.S. Government Fund Index*
10/31/97 through 10/31/07

*  Index commenced 12/31/89. Thus Portfolio inception comparisons are not provided.

**  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Intermediate U.S. Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund classification. This classification consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years. Total return consists of price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced by market capitalization each month. It is not possible to invest directly in an index.

  Benchmark returns are for the periods beginning November 30, 1988 for Lehman Brothers U.S. Aggregate Bond Index and December 31, 1989 for Lipper Intermediate U.S. Government Fund Index.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Strategic Equity Portfolio		After-tax Pre Redemption	Ater-tax Post Redemption	Dow Jones Ind. Monthly Reinvested[1]	S&P 500 Index[1]	Lipper Large Cap Core Fund Index[1]
Year ended 10/31/07	17.63%	16.87%	12.41%	17.92%	14.55%	15.02%
Five Years ended 10/31/07	12.12%	11.48%	10.46%	13.15%	13.86%	12.36%
Ten Years ended 10/31/07	5.20%	4.10%	4.09%	8.61%	7.09%	6.25%
Inception (07/20/89) through 10/31/07	9.87%	8.33%	8.07%	12.31%	11.03%	9.79%

The Portfolio invests in common stocks of companies that we believe are well-managed and have durable business models that can be purchased at attractive valuations. In order to identify stocks that meet these criteria, the Portfolio combines our proprietary quantitative screening methodology with the prospective insight of our fundamental research analysts. For the fiscal year ended October 31, 2007 the Portfolio posted a positive return of 17.63% which outperformed the S&P 500 Index and Lipper Large Cap Core Fund Index by 3.08% and 2.61%, respectively. The majority of out performance can be attributed to strong stock selection. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.86%.

Hypothetical Illustration of $10,000 Invested in
Strategic Equity Portfolio vs. S&P 500 Index,
Dow Jones Industrial Average and Lipper Large Cap Core Fund Index
10/31/97 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stock. The Lipper Large Cap Core Fund Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning July 31, 1989.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Small Cap Equity Portfolio - Advisor Class		Russell 2000 Stock Index[1]	S&P 500 Index[1]	Lipper Small Capitalization Core Index*[1]
Year ended 10/31/07	15.94%	9.27%	14.55%	12.36%
Five Years ended 10/31/07	18.34%	18.67%	13.86%	17.83%
Ten Years ended 10/31/07	8.47%	8.01%	7.09%	8.92%
Inception (03/01/91) through 10/31/07	12.59%	11.85%	11.13%	N/A
Small Cap Equity Portfolio - Institutional Class[2]
Year ended 10/31/07	16.65%	9.27%	14.55%	12.36%
Five Years ended 10/31/07	18.69%	18.67%	13.86%	17.83%
Ten Years ended 10/31/07	8.74%	8.01%	7.09%	8.92%
Inception (01/02/98) through 10/31/07	12.75%	11.85%	11.13%	N/A

The Small Cap Equity Portfolio Advisor Class advanced 15.94% for the fiscal year ended October 31, 2007, while the Russell 2000 Stock Index advanced 9.27%. The average Small Cap Core manager as defined by Lipper produced a 12.36% return. All sectors in the Portfolio were higher, except for Financial. Basic Industries produced the majority of the over performance, with strong contributions from Real Estate and Health Care. Consumer was the only sector to have a negative impact on relative performance, primarily due to security selection. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.92% and 0.72% for the Advisor and Institutional shares, respectively.

Hypothetical Illustration of $10,000 Invested in
Small Cap Equity Portfolio Advisor Class vs. S&P 500 Index,
Russell 2000 Stock Index and Lipper Small Capitalization Core Index*
10/31/97 through 10/31/07

*  Index commenced 12/31/91. Thus Portfolio inception comparisons are not provided.

**  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

1  The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 2000 Stock Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Lipper Small Capitalization Core Index is comprised of the 30 largest funds in the Lipper Small Capitalization Core funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

2  Average annual total return for the Institutional Class includes the period from 03/01/91 through 10/31/03. Prior to the inception of the Institutional Class on 01/02/98, performance for the Institutional Class is based on the average annual total return of the Advisor Class.

  Benchmark returns are for the period beginning February 28, 1991 for the Russell 2000 Stock Index and the S&P 500 Index and December 31, 1991 for the Lipper Small Capitalization Core Index.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Large Cap Value Portfolio		Russell 1000 Value Index[1]	S&P 500 Index[1]	Lipper Large Cap Value Index[1]
Year ended 10/31/07	11.99%	10.83%	14.55%	12.58%
Five Years ended 10/31/07	15.18%	16.39%	13.86%	14.59%
Ten Years ended 10/31/07	7.51%	9.11%	7.09%	7.18%
Inception (01/04/93) through 10/31/07	10.95%	12.67%	10.98%	10.68%

The Portfolio turned in a double-digit total return for its fiscal year and outperformed the Russell 1000 Value Index. The performance in fiscal 2007 was below the Lipper Large Cap Value Index but remains ahead of this index for the 3, 5, and 10-year periods ended October 31, 2007. The Portfolio was challenged by accelerating weakness in the financial sector, the largest sector in the index, and by the continuation of the run by commodities, ranging from oil to soy beans. Our strategy was to underweight financials, particularly the banks that were most exposed to real estate and mortgage issues; while overweighting the still reasonably priced basic industries and consumer staples companies. We believe that our preference for large capitalized companies with below-market valuations should be effective in a still growing but slowing economy. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.97%.

Hypothetical Illustration of $10,000 Invested in
Large Cap Value Portfolio vs. S&P 500 Index,
Russell 1000 Value Index and Lipper Large Cap Value Index
10/31/97 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000 Index with a less than average growth orientation. The Lipper Large Cap Value Index is comprised of the 30 largest mutual funds within the Lipper Large Cap Value funds classification. This classification consists of funds that normally invest between 25% to 75% of their assets in companies with market capitalizations above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning December 31, 1992.

THE GLENMEDE FUND, INC.

International Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

International Portfolio		Morgan Stanley EAFE Index[1]	Lipper International Fund Index[1]
Year ended 10/31/07	20.03%	24.91%	29.19%
Five Years ended 10/31/07	22.21%	23.21%	23.59%
Ten Years ended 10/31/07	10.49%	9.26%	10.10%
Inception (11/17/88) through 10/31/07	11.02%	6.96%	9.67%

The International Portfolio underperformed the Morgan Stanley EAFE Index over the past twelve months. Security selection, on both a country and sector basis, was the primary factor attributing to the performance shortfall. In particular, the Portfolio's holdings in the UK, Japan, and Sweden lagged their respective country indices. From a sector perspective, stock picking was particularly weak in Consumer stocks and Information Technology. This poor short term performance caused the 5-year returns to also lag the Index modestly. Over longer periods, favorable security selection and portfolio positioning have been the primary drivers for the enhanced comparative results versus the Index. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 1.11%.

Hypothetical Illustration of $10,000 Invested in
International Portfolio vs. Morgan Stanley EAFE Index
and Lipper International Fund Index
10/31/97 through 10/31/07

* Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning November 30, 1988.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Philadelphia International Fund		Morgan Stanley EAFE Index[1]	Lipper International Fund Index[1]
Year ended 10/31/07	20.06%	24.91%	29.19%
Five Years ended 10/31/07	21.32%	23.21%	23.59%
Ten Years ended 10/31/07	9.38%	9.26%	10.10%
Inception (08/01/92) through 10/31/07	10.57%	9.81%	10.75%

During the past fiscal year, international equity markets posted solid absolute returns. The Philadelphia International Fund participated in the rally but underperformed the Morgan Stanley EAFE Index return. Security selection within the UK, Japanese and Swedish markets attributed to the poor relative returns. In addition, stock selection within the Consumer and IT sectors were particularly weak for the period. Structurally, the Portfolio's overweight in Continental Europe and underweight in Japanese holdings proved beneficial to returns relative to the Index but could not overcome the negative impact of security selection. Favorable selection and positioning have been primary drivers for the enhanced comparative results of the longer time periods. The Portfolio's gross annual operating expense ratio, as stated in February 28, 2007 prospectus is 0.86%.

Hypothetical Illustration of $10,000 Invested in
Philadelphia International Fund vs. Morgan Stanley EAFE Index and
Lipper International Fund Index
10/31/97 through 10/31/07

* Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning July 31, 1992.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

U.S. Emerging Growth Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 2000 Growth Index[1]	Lipper Small Cap Growth Index[1]
Year ended 10/31/07	6.84%	5.82%	5.77%	16.73%	21.54%
Five Years ended 10/31/07	14.82%	14.60%	13.04%	18.57%	17.30%
Inception (12/29/99) through 10/31/07	-3.05%	-3.17%	-2.55%	1.74%	3.09%

The U.S. Emerging Growth Portfolio invests in small cap growth companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on December 29, 1999 through October 31, 2007, the Portfolio has underperformed the Russell 2000 Growth Index and the Lipper Small Cap Growth Index by 4.79% and 6.14%, respectively. For the fiscal year ended October 31, 2007, the Portfolio underperformed the Russell 2000 Growth benchmark and Lipper Small Cap Growth indexes by 9.89% and 14.70%, respectively. Most of the underperformance of the Portfolio has come from its bias towards stocks with cheaper valuations and strong fundamentals which significantly underperformed over the last 12 months, particularly in the third calendar quarter 2007 with the deleveraging of large hedge fund positions. The negative performance from the valuation bias was partially offset by the positive impact from earnings trend factors used in the Portfolio's stock selection models. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.90%.

Hypothetical Illustration of $10,000 Invested in
U.S. Emerging Growth Portfolio vs. Russell 2000 Growth Index
and Lipper Small Cap Growth Index
12/29/99 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 2000 Index with greater than average growth orientation. The Lipper Small Cap Growth Index is comprised of the 30 largest funds in the Lipper Small Cap Growth funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning December 31, 1999.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Large Cap 100 Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 1000 Index[1]	Lipper Large Cap Core Index[1]
Year ended 10/31/07	12.31%	11.57%	8.71%	15.03%	15.02%
Inception (2/27/04) through 10/31/07	11.91%	11.52%	10.26%	11.09%	9.86%

The Large Cap 100 Portfolio invests in large cap companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on February 27, 2004 through October 31, 2007, the Portfolio has outperformed the Russell 1000 Index and Lipper Large Cap Core index by .82% and 2.05%, respectively. For the fiscal year ended October 31, 2007, the Portfolio underperformed the Russell 1000 benchmark index by 2.72% and the Lipper Large Cap Core Index by 2.71%. Most of the recent underperformance of the Portfolio has come from its bias towards stocks with cheaper valuations which significantly underperformed over the last 12 months. The negative performance from the valuation bias was partially offset by the positive impact from fundamental and earnings trend factors used in the Portfolio's stock selection models. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.86%.

Hypothetical Illustration of $10,000 Invested in
Large Cap 100 Portfolio vs. Russell 1000 Index and
Lipper Large Cap Core Index
2/27/04 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning February 28, 2004.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Large Cap Growth Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 1000 Growth Index[1]	Lipper Large Cap Growth Index[1]
Year ended 10/31/07	13.81%	13.21%	9.74%	19.23%	23.14%
Inception (2/27/04) through 10/31/07	11.58%	11.33%	10.02%	9.27%	9.95%

The Large Cap Growth Portfolio invests in large cap growth companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on February 27, 2004 through October 31, 2007, the Portfolio has outperformed the Russell 1000 Growth Index and the Lipper Large Cap Growth Index by 2.31% and 1.63%, respectively. For the fiscal year ended October 31, 2007, the Portfolio underperformed the Russell 1000 Growth benchmark index by 5.42% and the Lipper Large Cap Growth Index by 9.33%. Most of the recent underperformance of the Portfolio has come from its bias towards growth stocks with cheaper valuations which significantly underperformed over the last 12 months. The negative performance from the valuation bias was partially offset by the positive impact from fundamental and earnings trend factors used in the Portfolio's stock selection models. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.88%.

Hypothetical Illustration of $10,000 Invested in
Large Cap Growth Portfolio vs. Russell 1000 Growth Index
and Lipper Large Cap Growth Index
2/27/04 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 1000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000 Index with greater than average growth orientation. The Lipper Large Cap Growth Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds invest at least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning February 28, 2004.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Long/Short Portfolio		Merrill Lynch 3 Month Treasury Bill	Russell 3000 Index[1]	Lipper Long/Short Equity Index[1]
Year ended 10/31/07	-1.85%	5.13%	14.53%	12.32%
Inception (09/29/06) through 10/31/07	-1.79%	5.09%	17.03%	13.41%

On September 29, 2006, Glenmede introduced the Long/Short Portfolio that invests in long positions of attractive stocks and shorts unattractive stocks. In addition, market index funds and derivatives can be used to manage risk exposures. Equities from the Russell 3000 Index are selected based on a proprietary set of buy and sell multi-factor models that include valuation, fundamental, earnings, and technical characteristics. The Portfolio is optimized monthly to provide broad diversification across sectors, industries and individual companies. The Portfolio is managed with a market volatility target of less than 50% of the market. Since its inception on September 29, 2006, the Long/Short Portfolio has underperformed the 3-Month Treasury Bill Index, Lipper Long/Short Equity Index and Russell 3000 Index by 7.49%, 15.36% and 20.61%, respectively. For the fiscal year ended October 31, 2007, the Portfolio underperformed the Merrill Lynch 3-Month Treasury Bill Index, Lipper Long/Short Equity Index and Russell 3000 Index by 6.98%, 14.17% and 16.38%, respectively. Most of the recent underperformance of the Portfolio has come from its long positions in stocks with cheaper valuations and strong fundamentals which significantly underperformed over the last 12 months, primarily in the third calendar quarter 2007 with the deleveraging of large hedge fund positions. In addition, the Portfolio was negatively impacted by the relative outperformance of short positions in stocks with more expensive valuations and stronger fundamentals. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 3.28%.

Hypothetical Illustration of $10,000 Invested in
Long/Short Portfolio vs. Merrill Lynch
3 Months Treasury Bill, Russell 3000 Index and
Lipper Long/Short Equity Index
9/29/06 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The Russell 3000 Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually. The Lipper Long/Short Equity Index is equally weighted which is made up of the top 10 funds based upon net asset size. The index re-balances quarterly. It is not possible to invest directly in an index.

THE GLENMEDE FUND, INC.

Total Market Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Cumulative Annual Total Return

Total Market Portfolio		Russell 1000 Index[1]	Russell 3000 Index[1]
Inception (12/21/06) through 10/31/07	4.37%	11.28%	10.90%

On December 21, 2006, Glenmede introduced the Total Market Portfolio that invests in additional long positions of attractive stocks (approximately 130% of net portfolio value) and shorts unattractive stocks (about 30% of net portfolio value) while maintaining a market volatility ratio of about 100%. Equities from the Russell 3000 Index are selected based on a proprietary set of buy and sell multi-factor models that include valuation, fundamental, earnings, and technical characteristics. The Portfolio is optimized monthly to provide broad diversification across sectors, industries and individual companies. Since its inception on December 21, 2006 through October 31, 2007, the Total Market Portfolio has underperformed the Russell 3000 Index by 6.53% and the Russell 1000 Index by 6.91%. Most of the underperformance of the Portfolio has come from its long positions in stocks with cheaper valuations and strong fundamentals which significantly underperformed over the last 12 months, primarily in the third calendar quarter 2007 with the deleveraging of large hedge fund positions. In addition, the Portfolio was negatively impacted by the relative outperformance of short positions in stocks with more expensive valuations and stronger fundamentals. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 2.80%.

Hypothetical Illustration of $10,000 Invested in
Total Market Portfolio vs. Russell 1000 and Russell 3000 Index
12/21/06 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually. It is not possible to invest directly in an index.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

Muni Intermediate Portfolio		Lehman Brothers Municipal 5-Year Bond Index[1]	Lipper Intermediate Municipal Debt Fund Index[1]	Lehman Municipal 1-10 Year Blend Index*[1]
Year ended 10/31/07	3.36%	3.75%	2.59%	3.66%
Five Years ended 10/31/07	3.20%	3.37%	3.40%	3.51%
Ten Years ended 10/31/07	4.29%	4.53%	4.28%	4.61%
Inception (06/05/92) through 10/31/07	4.77%	5.13%	4.97%	N/A

Muni Intermediate outperformed the Lipper Intermediate Municipal Debt Fund Index for the fiscal year ended October 31, 2007. Muni Intermediate underperformed versus the Lehman Municipal 5 Year and the Lehman Municipal 1-10 Year Bond indices due to the overall higher credit quality, with no AMT exposure, and the more defensive nature of the Portfolio. The Portfolio remains defensively positioned by having a relatively short duration and higher quality and seeks to provide high current tax exempt interest income. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.30%.

Hypothetical Illustration of $10,000 Invested in
Muni Intermediate Portfolio vs. Lehman Brothers
Municipal 5-Year Bond Index, Lipper Intermediate
Municipal Debt Fund Index and Lehman Municipal 1-10 Year Blend Index
10/31/97 through 10/31/07

*  Index commenced 6/30/93. Thus Portfolio inception comparisons are not provided.

**  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns.

1  The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund Average. The Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.

  Benchmark returns for the Lehman Brothers Municipal 5-Year Bond Index and the Lipper
Intermediate Municipal Debt Fund Index are for the period beginning May 31, 1992.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2007

Average Annual Total Return

New Jersey Muni Portfolio		Lehman Brothers Municipal 5-Year Bond Index[1]	Lipper New Jersey Municipal Debt Fund Index[1]	Lehman Municipal 1-10 Year Blend Index[1]
Year ended 10/31/07	3.46%	3.75%	1.86%	3.66%
Five Years ended 10/31/07	3.09%	3.37%	4.05%	3.51%
Ten Years Ended 10/31/07	4.25%	4.53%	4.53%	4.61%
Inception (11/01/93) through 10/31/07	4.35%	4.69%	4.66%	4.94%

New Jersey Muni outperformed the Lipper NJ Municipal Debt Fund Index for the fiscal year ended October 31, 2007. New Jersey Muni underperformed the Lehman Municipal 5-Year and the Lehman Municipal 1-10 Year Bond indices due to the overall higher credit quality, with no AMT exposure, and the more defensive nature of the Portfolio. The Portfolio remains defensively positioned by having a relatively short duration and higher quality and seeks to provide high current tax exempt interest income. The Portfolio's gross annual operating expense ratio, as stated in the February 28, 2007 prospectus is 0.30%.

Hypothetical Illustration of $10,000 Invested in
New Jersey Muni Portfolio vs. Lehman Brothers
Municipal 5-Year Bond Index, Lipper New Jersey
Municipal Debt Fund Index and Lehman Municipal 1-10 Year Blend Index
10/31/97 through 10/31/07

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns.

1  The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund Average. The Average consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning October 31, 1993.

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Glenmede Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1 to October 31, 2007)
Government Cash Portfolio
Actual	$1,000.00	$1,025.40	0.20%	$1.02
Hypothetical (5% return less expenses)	1,000.00	1,024,20	0.20	1.02
Tax-Exempt Cash Portfolio
Actual	1,000.00	1,017.40	0.19	0.97
Hypothetical (5% return less expenses)	1,000.00	1,024.25	0.19	0.97

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited) — (Concluded)

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1 to October 31, 2007)
Core Fixed Income Portfolio
Actual	$1,000.00	$1,025.80	0.56%	$2.86
Hypothetical (5% return less expenses)	1,000.00	1,022.38	0.56	2.85
Strategic Equity Portfolio
Actual	1,000.00	1,078.10	0.86	4.50
Hypothetical (5% return less expenses)	1,000.00	1,020.87	0.86	4.38
Small Cap Equity Portfolio - Advisor
Actual	1,000.00	1,064.10	0.91	4.73
Hypothetical (5% return less expenses)	1,000.00	1,020.62	0.91	4.63
Small Cap Equity Portfolio - Institutional
Actual	1,000.00	1,064.90	0.71	3.70
Hypothetical (5% return less expenses)	1,000.00	1,021.63	0.71	3.62
Large Cap Value Portfolio
Actual	1,000.00	1,023.50	0.94	4.79
Hypothetical (5% return less expenses)	1,000.00	1,020.47	0.94	4.79
International Portfolio
Actual	1,000.00	1.069.60	1.10	5.74
Hypothetical (5% return less expenses)	1,000.00	1,019.66	1.10	5.60
Philadelphia International Fund
Actual	1,000.00	1,068.10	0.87	4.54
Hypothetical (5% return less expenses)	1,000.00	1,020.82	0.87	4.43
U.S. Emerging Growth Portfolio
Actual	1,000.00	1,015.80	0.94	4.78
Hypothetical (5% return less expenses)	1,000.00	1,020.47	0.94	4.79
Large Cap 100 Portfolio
Actual	1,000.00	1,016.70	0.86	4.37
Hypothetical (5% return less expenses)	1,000.00	1,020.87	0.86	4.38
Large Cap Growth Portfolio
Actual	1,000.00	1.055.50	0.87	4.51
Hypothetical (5% return less expenses)	1,000.00	1.020.82	0.87	4.43
Long/Short Portfolio
Actual	1,000.00	949.80	1.25	6.14
Hypothetical (5% return less expenses)	1,000.00	1,018.90	1.25	6.36
Total Market Portfolio
Actual	1,000.00	981.20	1.25	6.24
Hypothetical (5% return less expenses)	1,000.00	1,018.90	1.25	6.36

*  Expense ratios for the period may differ from expense ratios based on one-year data in the Financial Highlights.

**  Expenses are calculated using the Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Glenmede Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1 to October 31, 2007)
Muni Intermediate Portfolio
Actual	$1,000.00	$1,018.80	0.30%	$1.53
Hypothetical (5% return less expenses)	1,000.00	1,023.69	0.30	1.53

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited) — (Concluded)

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1 to October 31, 2007)
New Jersey Muni Portfolio
Actual	$1,000.00	$1,018.80	0.32%	$1.63
Hypothetical (5% return less expenses)	1,000.00	1,023.59	0.32	1.63

*  Expense ratios for the period may differ from expense ratios based on one-year data in the Financial Highlights.

**  Expenses are calculated using the Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2007

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Assets:
Investments[1]:
Investments at value[2]	$566,025,551	$653,782,037	$228,383,188
Repurchase agreements at value	274,027,000	—	12,748,935
Total investments	840,052,551	653,782,037	241,132,123
Cash	241,449	413,348	—
Receivable for fund shares sold	—	—	28,000
Interest receivable	4,927,050	2,481,158	2,073,128
Prepaid expenses	22,991	24,835	6,788
Total assets	845,244,041	656,701,378	243,240,039
Liabilities:
Payable for securities purchased	21,049,153	8,049,520	10,846,719
Obligation to return securities lending collateral	36,136,511	—	26,647,634
Payable for fund shares redeemed	—	—	10,000
Dividend payable	3,177,889	1,790,927	—
Payable for Investment Advisory fees	—	—	64,475
Payable for Directors' fees	15,991	13,285	4,242
Accrued expenses	209,913	182,737	66,207
Total liabilities	60,589,457	10,036,469	37,639,277
Net Assets	$784,654,584	$646,664,909	$205,600,762
Net Assets consist of:
Par value ($0.001 of shares outstanding)	784,585	646,875	19,332
Paid-in capital in excess of par value	783,800,488	646,146,681	207,342,819
Undistributed (distributions in excess of) net investment income	69,511	(265)	805,271
Accumulated net realized gain (loss) from investment transactions	—	(128,382)	(2,917,609)
Net unrealized appreciation on investments	—	—	350,949
Total Net Assets	784,654,584	646,664,909	205,600,762
Shares Outstanding[3]	784,585,072	646,875,213	19,331,794
Net Asset Value Per Share	$1.00	$1.00	$10.64
[1] Investments at cost	$840,052,551	$653,782,037	$240,781,174
[2] Market value of securities on loan	$35,492,618	—	$25,956,281
[3] Authorized shares	900,000,000	800,000,000	60,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2007

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Assets:
Investments[1]:
Investments at value[2]	$114,699,556	$324,294,540	$42,774,123
Repurchase agreements at value	206,674	7,578,187	333,232
Total investments	114,906,230	331,872,727	43,107,355
Receivable for securities sold	960,087	—	—
Receivable for fund shares sold	76,500	80,329	10,000
Dividends receivable	66,692	77,420	51,478
Interest receivable	2,777	22,986	131
Prepaid expenses	2,929	8,067	14,475
Total assets	116,015,215	332,061,529	43,183,439
Liabilities:
Payable for securities purchased	995,908	—	—
Obligation to return securities lending collateral	13,896,318	66,116,992	219,326
Payable for fund shares redeemed	—	118,676	17,425
Payable for Investment Advisory fees	49,545	129,877	21,782
Payable for Directors' fees	1,989	4,956	1,081
Accrued expenses	39,115	112,084	19,416
Total liabilities	14,982,875	66,482,585	279,030
Net Assets	$101,032,340	$265,578,944	$42,904,409
Net Assets consist of:
Par value ($0.001 of shares outstanding)	5,051	15,727	3,941
Paid-in capital in excess of par value	75,830,824	208,106,841	36,627,455
Undistributed net investment income	—	—	11,007
Accumulated net realized gain (loss) from investment transactions	412,261	(91,549)	(43,104)
Net unrealized appreciation on investments	24,784,204	57,547,925	6,305,110
Total Net Assets	101,032,340	265,578,944	42,904,409
Shares Outstanding[3]	5,050,629	15,726,869	3,940,596
Net Asset Value Per Share	$20.00	—	$10.89
Advisor Class — based on net assets of $265,577,406 and shares outstanding of 15,726,780 (100,000,000 authorized shares)	—	$16.89	—
Institutional Class — based on net assets of $1,538 and shares outstanding of 88.963 (35,000,000 authorized shares)[4]	—	$17.29	—
[1] Investments at cost	$90,122,026	$274,324,802	$36,802,245
[2] Market value of securities on loan	$13,735,936	$64,764,806	$210,737
[3] Authorized shares	125,000,000	135,000,000	75,000,000
[4] Net assets have been rounded for presentation purposes. The net asset value per share is as reported on October 31, 2007.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2007

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Assets:
Investments[1]:
Investments at value[2]	$1,051,467,805	$612,319,612	$48,211,858
Repurchase agreements at value	12,642,210	—	65,729
Total investments	1,064,110,015	612,319,612	48,277,587
Foreign currency, at value (Note 1)[4]	378,768	207,954	—
Receivable for securities sold	12,691,167	7,614,163	163,015
Receivable for fund shares sold	81,000	183,882	3,000
Dividends receivable	2,061,020	1,204,424	6,906
Interest receivable	66,904	37,447	5,666
Foreign tax reclaims receivable	696,059	438,129	—
Prepaid expenses	31,775	16,433	1,254
Total assets	1,080,116,708	622,022,044	48,457,428
Liabilities:
Due to bank	—	2,297,591	—
Payable for securities purchased	—	427,109	—
Obligation to return securities lending collateral	92,124,737	56,624,802	9,388,524
Payable for fund shares redeemed	639,630	459,705	108,950
Payable for Investment Advisory fees	658,924	386,995	19,394
Payable for Directors' fees	20,321	11,685	881
Accrued expenses	407,741	113,900	18,384
Total liabilities	93,851,353	60,321,787	9,536,133
Net Assets	$986,265,355	$561,700,257	$38,921,295
Net Assets consist of:
Par value ($0.001 of shares outstanding)	50,041	27,649	5,300
Paid-in capital in excess of par value	686,354,947	400,419,514	35,539,793
Undistributed net investment income	184,012	276,361	—
Accumulated net realized gain (loss) from investment transactions	8,171,501	6,734,435	(1,429,184)
Net unrealized appreciation on investments and foreign currencies	291,504,854	154,242,298	4,805,386
Total Net Assets	986,265,355	561,700,257	38,921,295
Shares Outstanding[3]	50,040,889	27,649,173	5,299,590
Net Asset Value Per Share	$19.71	$20.32	$7.34
[1] Investments at cost	$772,734,043	$458,144,935	$43,472,201
[2] Market value of securities on loan	$88,603,773	$54,365,423	$9,273,505
[3] Authorized shares	115,000,000	120,000,000	75,000,000
[4] International Portfolio and Philadelphia International Fund had foreign currency costs of $376,112 and 206,464, respectively.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2007

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Assets:
Investments[1]:
Investments at value[2]	$166,153,058	$70,688,813
Repurchase agreements at value	1,207,946	165,265
Total investments	167,361,004	70,854,078
Receivable for fund shares sold	94,500	85,000
Dividends receivable	71,262	16,815
Interest receivable	3,514	20
Prepaid expenses	3,683	2,795
Total assets	167,533,963	70,958,708
Liabilities:
Obligation to return securities lending collateral	10,429,985	—
Payable for fund shares redeemed	61,600	4,100
Payable for Investment Advisory fees	77,636	32,168
Payable for Directors' fees	3,001	1,126
Accrued expenses	58,432	23,425
Total liabilities	10,630,654	60,819
Net Assets	$156,903,309	$70,897,889
Net Assets consist of:
Par value ($0.001 of shares outstanding)	11,229	5,003
Paid-in capital in excess of par value	134,964,460	62,003,371
Undistributed net investment income	—	3,924
Accumulated net realized gain (loss) from investment transactions	—	(15,432)
Net unrealized appreciation on investments	21,927,620	8,901,023
Total Net Assets	156,903,309	70,897,889
Shares Outstanding[3]	11,228,788	5,003,072
Net Asset Value Per Share	$13.97	$14.17
[1] Investments at cost	$145,433,384	$61,953,055
[2] Market value of securities on loan	$10,252,725	—
[3] Authorized shares	20,000,000	20,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
October 31, 2007

	Long/Short Portfolio[4]	Total Market Portfolio[5,6]
Assets:
Investments[1]:
Investments at value	$43,231,631	$46,934,082
Repurchase agreements at value	2,031,486	725,276
Total investments	45,263,117	47,659,358
Receivable from Investment Advisor	2,460	12,693
Receivable for fund shares sold	—	18,000
Dividends receivable	21,039	27,368
Interest receivable	115,137	86
Cash collateral on deposit at broker	31,621,606	—
Initial offering fee	—	6,176
Prepaid expenses	185	22
Total assets	77,023,544	47,723,703
Liabilities:
Payable for fund shares redeemed	—	3,725
Dividends payable for securities sold short	14,150	1,759
Payable for securities sold short, at value[3]	31,645,720	10,343,819
Payable for Investment Advisory fees	49,718	39,963
Payable for Directors' fees	960	641
Accrued expenses	18,542	31,379
Total liabilities	31,729,090	10,421,286
Net Assets	$45,294,454	$37,302,417
Net Assets consist of:
Par value ($0.001 of shares outstanding)	4,741	3,578
Paid-in capital in excess of par value	47,772,940	37,067,489
Undistributed net investment income	88,524	11,142
Accumulated net realized loss from investment transactions	(7,529,828)	(2,579,387)
Net unrealized appreciation on investments and securities sold short	4,958,077	2,799,595
Total Net Assets	45,294,454	37,302,417
Shares Outstanding[2]	4,741,341	3,578,312
Net Asset Value Per Share	$9.55	$10.42
[1] Investments at cost	$41,640,230	$45,603,369
[2] Authorized shares	20,000,000	20,000,000
[3] Proceeds from securities sold short for the Long/Short Portfolio and Total Market Portfolio were $32,980,910 and $11,087,425, respectively.	—	—
[4] Effective September 18, 2007, Absolute Return Portfolio changed its name to Long/Short Portfolio.
[5] The Total Market Portfolio commenced operations on December 21, 2006.
[6] Effective September 18, 2007, Total Market Long/Short Portfolio changed its name to Total Market Portfolio.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2007

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Investment income:
Interest	$41,726,120	$24,107,699	$10,062,718
Income from security lending	14,087	—	37,008
Total investment income	41,740,207	24,107,699	10,099,726
Expenses:
Management fees	—	—	696,358
Administration, transfer agent and custody fees	439,814	383,010	126,216
Professional fees	114,307	92,891	32,490
Shareholder report expenses	23,472	18,230	5,512
Shareholder servicing fees	797,177	670,550	198,414
Directors' fees and expenses	71,652	60,452	18,117
Registration and filing fees	3,481	3,799	9,734
Other expenses	76,390	67,746	20,102
Total expenses	1,526,293	1,296,678	1,106,943
Net investment income	40,213,914	22,811,021	8,992,783
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	14,398	—	322,516
Net change in unrealized gain of:
Investments	—	—	141,454
Net realized and unrealized gain	14,398	—	463,970
Net increase in net assets resulting from operations	$40,228,312	$22,811,021	$9,456,753

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2007

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Investment income:
Dividends[1]	$1,086,390	$1,799,398	$1,104,610
Interest	22,568	204,113	52,748
Income from security lending	10,608	246,563	3,101
Total investment income	1,119,566	2,250,074	1,160,459
Expenses:
Management fees	493,081	1,349,589	266,824
Administration, transfer agent and custody fees	54,893	153,815	36,587
Professional fees	15,996	41,375	7,333
Shareholder report expenses	3,040	11,040	1,664
Shareholder servicing fees (Advisor Class)	179,558	611,638	97,027
Shareholder servicing fees (Institutional Class)	—	5	—
Directors' fees and expenses	8,092	21,988	4,506
Registration and filing fees	8,417	32,588	24,586
Other expenses	9,265	25,250	4,877
Total expenses	772,342	2,247,288	443,404
Net investment income	347,224	2,786	717,055
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	4,232,256	32,515,675	4,518,235
Net change in unrealized gain of:
Investments	10,030,322	3,455,333	515,303
Net realized and unrealized gain	14,262,578	35,971,008	5,033,538
Net increase in net assets resulting from operations	$14,609,802	$35,973,794	$5,750,593

1  The Strategic Equity Portfolio, Small Cap Equity Portfolio and Large Cap Value Portfolio had foreign dividend withholding taxes of $3,868, $1,795 and $7,354, respectively.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2007

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Investment income:
Dividends[1]	$25,330,660	$14,127,852	$110,574
Interest	502,300	609,046	12,022
Income from security lending	165,588	99,458	56,005
Total investment income	25,998,548	14,836,356	178,601
Expenses:
Management fees	7,340,548	4,101,422	210,089
Administration, transfer agent and custody fees	596,879	349,907	27,037
Professional fees	153,612	82,898	6,607
Shareholder report expenses	34,702	22,793	1,268
Shareholder servicing fees	2,446,849	—	95,495
Directors' fees and expenses	89,601	52,141	3,385
Registration and filing fees	11,579	51,046	8,272
Other expenses	102,982	59,997	4,107
Total expenses	10,776,752	4,720,204	356,260
Net investment income (loss)	15,221,796	10,116,152	(177,659)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	147,164,932	71,736,436	3,074,081
Foreign currency transactions	(340,804)	(230,785)	—
Net realized gain	146,824,128	71,505,651	3,074,081
Net change in unrealized gain (loss) of:
Investments	17,348,419	14,877,986	(378,042)
Foreign currency translation	116,004	53,775	—
Net change in unrealized gain	17,464,423	14,931,761	(378,042)
Net realized and unrealized gain	164,288,551	86,437,412	2,696,039
Net increase in net assets resulting from operations	$179,510,347	$96,553,564	$2,518,380

1  The International Portfolio and Philadelphia International Fund had foreign dividend withholding taxes of $2,431,434 and $1,323,656, respectively.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2007

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Investment income:
Dividends	$1,981,826	$496,730
Interest	65,589	29,328
Income from security lending	37,590	—
Total investment income	2,085,005	526,058
Expenses:
Management fees	749,587	272,607
Administration, transfer agent and custody fees	80,976	30,964
Professional fees	20,915	7,354
Shareholder report expenses	3,555	1,238
Shareholder servicing fees	272,577	99,130
Directors' fees and expenses	11,730	4,096
Registration and filing fees	8,967	7,917
Other expenses	12,901	4,680
Total expenses	1,161,208	427,986
Net investment income	923,797	98,072
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	4,689,643	2,261,643
Net change in unrealized gain of: Investments	9,231,080	4,246,274
Net realized and unrealized gain	13,920,723	6,507,917
Net increase in net assets resulting from operations	$14,844,520	$6,605,989

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Concluded)
For the Year Ended October 31, 2007

	Long/Short Portfolio[1]	Total Market Portfolio[2,3]
Investment income:
Dividends	$468,013	$396,221
Interest	1,352,745	38,989
Total investment income	1,820,758	435,210
Expenses:
Management fees	466,412	270,803
Administration, transfer agent and custody fees	96,934	54,731
Professional fees	11,836	9,249
Shareholder report expenses	757	447
Shareholder servicing fees	77,735	45,134
Dividends on securities sold short	231,129	42,357
Directors' fees and expenses	3,242	1,765
Initial offering fee	42,732	38,880
Short positions flex fees	—	64,365
Registration and filing fees	8,030	8,000
Other expenses	6,375	5,576
Total expenses	945,182	541,307
Less expenses waived/reimbursed	(225,640)	(150,246)
Net expenses	719,542	391,061
Net investment income	1,101,216	44,149
Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(544,740)	(1,185,165)
Securities sold short	(6,891,911)	(1,391,461)
Net realized loss	(7,436,651)	(2,576,626)
Net change in unrealized gain of:
Investments	3,168,035	2,055,989
Securities sold short	1,801,125	743,606
Net change in unrealized gain	4,969,160	2,799,595
Net realized and unrealized gain (loss)	(2,467,491)	222,969
Net increase (decrease) in net assets resulting from operations	$(1,366,275)	$267,118

1  Effective September 18, 2007, Absolute Return Portfolio changed its name to Long/Short Portfolio.

2  The Total Market Portfolio commenced operations on December 21, 2006.

3  Effective September 18, 2007, Total Market Long/Short Portfolio changed its name to Total Market Portfolio.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 2007

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$40,213,914	$22,811,021	$8,992,783
Net realized gain on:
Investment transactions	14,398	—	322,516
Net change in unrealized gain of:
Investments	—	—	141,454
Net increase in net assets resulting from operations	40,228,312	22,811,021	9,456,753
Distributions to shareholders from:
Net investment income	(40,227,722)	(22,811,021)	(9,100,267)
Net increase (decrease) in net assets from capital share transactions	132,997,369	(58,729,724)	7,000,984
Net increase (decrease) in net assets	132,997,959	(58,729,724)	7,357,470
NET ASSETS:
Beginning of year	651,656,625	705,394,633	198,243,292
End of year	$784,654,584	$646,664,909	$205,600,762
Undistributed (distributions in excess of) net investment income included in net assets at end of year	$69,511	$(265)	$805,271

For the Year Ended October 31, 2006

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$31,101,241	$18,551,324	$8,604,513
Net realized gain (loss) on:
Investment transactions	—	—	(303,857)
Net change in unrealized gain (loss) of:
Investments	—	—	(17,818)
Net increase in net assets resulting from operations	31,101,241	18,551,324	8,282,838
Distributions to shareholders from:
Net investment income	(31,101,241)	(18,551,324)	(8,678,639)
Net increase in net assets from capital share transactions	15,231,196	153,630,791	3,643,590
Net increase in net assets	15,231,196	153,630,791	3,247,789
NET ASSETS:
Beginning of year	636,425,429	551,763,842	194,995,503
End of year	$651,656,625	$705,394,633	$198,243,292
Undistributed net investment income (loss) included in net assets at end of year	$73,094	$(265)	$759,139

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2007

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$347,224	$2,786	$717,055
Net realized gain on:
Investment transactions	4,232,256	32,515,675	4,518,235
Net change in unrealized gain of:
Investments	10,030,322	3,455,333	515,303
Net increase in net assets resulting from operations	14,609,802	35,973,794	5,750,593
Distributions to shareholders from:
Net investment income:
Advisor Class	(403,246)	—	(708,911)
Net realized gain on investments:
Advisor Class	(3,742,403)	(32,329,906)	(4,440,607)
Institutional Class	—	(184)	—
Net increase (decrease) in net assets from capital share transactions	5,076,190	24,684,243	(5,584,974)
Net increase (decrease) in net assets	15,540,343	28,327,947	(4,983,899)
NET ASSETS:
Beginning of year	85,491,997	237,250,997	47,888,308
End of year	$101,032,340	$265,578,944	$42,904,409
Undistributed net investment income included in net assets at end of year	—	—	$11,007

For the Year Ended October 31, 2006

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$494,447	$(219,425)	$535,375
Net realized gain on:
Investment transactions	6,037,041	34,927,432	2,082,417
In-kind transactions	—	4,391,268	—
Net change in unrealized gain (loss) of:
Investments	3,814,961	(734,909)	2,234,848
Net increase in net assets resulting from operations	10,346,449	38,364,366	4,852,640
Distributions to shareholders from:
Net investment income:
Advisor Class	(497,094)	—	(522,107)
Net realized gain on investments:
Advisor Class	(6,034,569)	(34,898,866)	(2,186,504)
Institutional Class	—	(191)	—
Net increase (decrease) in net assets from capital share transactions	1,771,948	(8,184,958)	19,237,612
Net increase (decrease) in net assets	5,586,734	(4,719,649)	21,381,641
NET ASSETS:
Beginning of year	79,905,263	241,970,646	26,506,667
End of year	$85,491,997	$237,250,997	$47,888,308
Undistributed net investment income included in net assets at end of year	$13,486	—	$2,835

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2007

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$15,221,796	$10,116,152	$(177,659)
Net realized gain (loss) on:
Investment transactions	147,164,932	71,736,436	3,074,081
Foreign currency transactions	(340,804)	(230,785)	—
Net change in unrealized gain (loss) of:
Investments	17,348,419	14,877,986	(378,042)
Foreign currency translation	116,004	53,775	—
Net increase in net assets resulting from operations	179,510,347	96,553,564	2,518,380
Distributions to shareholders from:
Net investment income	(18,677,794)	(14,273,935)	—
Net realized gain on investments	(138,569,193)	(63,874,287)	(2,269,333)
Tax Return of capital	—	—	(175,926)
Net increase in net assets from capital share transactions	35,304,990	55,068,101	3,845,872
Net increase in net assets	57,568,350	73,473,443	3,918,993
NET ASSETS:
Beginning of year	928,697,005	488,226,814	35,002,302
End of year	$986,265,355	$561,700,257	$38,921,295
Undistributed net investment income included in net assets at end of year	$184,012	$276,361	—

For the Year Ended October 31, 2006

	International Portfolio	Philadelphia International Fund	U.S. Emerging Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$17,006,066	$17,092,239	$(122,524)
Net realized gain on:
Investment transactions	113,231,039	57,597,390	40,198
In-kind transactions	—	53,054,766	—
Foreign currency transactions	(964,615)	(863,336)	—
Net change in unrealized gain (loss) of:
Investments	92,537,118	48,341,914	3,541,399
Foreign currency translation	74,892	63,052	—
Net increase in net assets resulting from operations	221,884,500	175,286,025	3,459,073
Distributions to shareholders from:
Net investment income	(12,024,295)	(11,556,255)	—
Net realized gain on investments	(112,643,378)	(57,325,797)	—
Net increase (decrease) in net assets from capital share transactions	19,630,510	(252,195,281)	17,326,313
Net increase (decrease) in net assets	116,847,337	(145,791,308)	20,785,386
NET ASSETS:
Beginning of year	811,849,668	634,018,122	14,216,916
End of year	$928,697,005	$488,226,814	$35,002,302
Undistributed net investment income included in net assets at end of year	$3,980,814	$4,664,928	—

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2007

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$923,797	$98,072
Net realized gain on:
Investment transactions	4,689,643	2,261,643
Net change in unrealized gain of:
Investments	9,231,080	4,246,274
Net increase in net assets resulting from operations	14,844,520	6,605,989
Distributions to shareholders from:
Net investment income	(982,358)	(89,391)
Net realized gain on investments	(4,671,029)	(2,280,616)
Net increase in net assets from capital share transactions	43,440,922	29,856,978
Net increase in net assets	52,632,055	34,092,960
NET ASSETS:
Beginning of year	104,271,254	36,804,929
End of year	$156,903,309	$70,897,889
Undistributed net investment income included in net assets at end of year	—	$3,924

For the Year Ended October 31, 2006

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$773,106	$173,886
Net realized gain on:
Investment transactions	1,553,768	537,727
Net change in unrealized gain (loss) of:
Investments	9,745,597	3,426,969
Net increase in net assets resulting from operations	12,072,471	4,138,582
Distributions to shareholders from:
Net investment income	(757,177)	(187,299)
Net realized gain on investments	(1,555,199)	(452,804)
Net increase in net assets from capital share transactions	44,377,706	16,734,895
Net increase in net assets	54,137,801	20,233,374
NET ASSETS:
Beginning of year	50,133,453	16,571,555
End of year	$104,271,254	$36,804,929
Undistributed net investment income included in net assets at end of year	$8,228	—

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)
For the Year Ended October 31, 2007

	Long/Short Portfolio[1,2]	Total Market Portfolio[3,4]
Increase (decrease) in net assets
Operations:
Net investment income	$1,101,216	$44,149
Net realized loss on:
Investment transactions	(544,740)	(1,185,165)
Securities sold short	(6,891,911)	(1,391,461)
Net change in unrealized gain of:
Investments	3,168,035	2,055,989
Securities sold short	1,801,125	743,606
Net increase (decrease) in net assets resulting from operations	(1,366,275)	267,118
Distributions to shareholders from:
Net investment income	(1,058,562)	(35,796)
Net increase in net assets from capital share transactions	27,875,181	37,071,095
Net increase in net assets	25,450,344	37,302,417
NET ASSETS:
Beginning of year	19,844,110	—
End of year	$45,294,454	$37,302,417
Undistributed net investment income included in net assets at end of year	$88,524	$11,142

For the Year Ended October 31, 2006

	Long/Short Portfolio[1,2]	Total Market Portfolio[3,4]
Increase (decrease) in net assets
Operations:
Net investment income	$39,087	$—
Net realized gain (loss) on:
Investment transactions	15,680	—
Securities sold short	(102,074)	—
Net change in unrealized gain (loss) of:
Investments	454,852	—
Securities sold short	(465,935)	—
Net increase (decrease) in net assets resulting from operations	(58,390)	—
Net increase in net assets from capital share transactions	19,902,500	—
Net increase in net assets	19,844,110	—
NET ASSETS:
Beginning of year	—	—
End of period	$19,844,110	$—
Undistributed net investment income included in net assets at end of period	$38,239	—

1  The Long/Short Portfolio commenced operations on September 29, 2006.

2  Effective September 18, 2007, Absolute Return Portfolio changed its name to Long/Short Portfolio.

3  The Total Market Portfolio commenced operations on December 21, 2006.

4  Effective September 18, 2007, Total Market Long/Short Portfolio changed its name to Total Market Portfolio.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENT OF CASH FLOWS
For the Period Ended October 31, 2007

Total Market Portfolio[1,2]
Cash flows from operating activities
Net increase in net assets resulting from operations	267,118
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(64,318,895)
Investments sold	18,255,637
Purchases to cover securities sold short	(18,717,491)
Securities sold short	28,413,455
(Purchase)/Sale of short term investments, net	(725,276)
(Increase) in Interest receivable	(86)
(Increase) in Investment Advisor	(12,693)
(Increase) in Initial offering fee	(6,176)
(Increase) in Dividends receivable	(27,368)
(Increase) in Prepaid expenses	(22)
Increase in Dividends payable for securities sold short	1,759
Increase in Investment Advisory fees	39,963
Increase in Directors fees	641
Increase in Accrued expenses	31,379
Net change in unrealized (appreciation) depreciation on investments	(2,055,989)
Net realized (gain) loss from investments	1,185,165
Net change in unrealized depreciation on securities sold short	(743,606)
Net realized loss from securities sold short	1,391,461
Net cash provided by (used for) operating activities	(37,021,024)
Cash flows from (used in) financing activities
Proceeds from shares sold	40,382,758
Payment on shares redeemed	(3,331,017)
Cash distributions paid	(30,717)
Net cash provided by (used for) financing activities	37,021,024
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	—

Non cash financing activities not included herein consist of reinvestment of all distributions of $5,079

1  The Total Market Portfolio commenced operations on December 21, 2006.

2  Effective September 18, 2007, Total Market Long/Short Portfolio changed its name to Total Market Portfolio.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Government Cash Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.051	0.046	0.027	0.011	0.011
Distributions to shareholders from:
Net investment income	(0.051)	(0.046)	(0.027)	(0.011)	(0.011)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	5.17%	4.68%	2.74%	1.05%	1.15%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$784,655	$651,657	$636,425	$486,869	$450,167
Ratio of operating expenses to average net assets	0.19%	0.19%	0.19%	0.18%	0.13%
Ratio of net investment income to average net assets	5.05%	4.60%	2.73%	1.05%	1.16%

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Tax-Exempt Cash Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.034	0.031	0.019	0.009	0.009
Distributions to shareholders from:
Net investment income	(0.034)	(0.031)	(0.019)	(0.009)	(0.009)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	3.45%	3.10%	1.94%	0.90%	0.88%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$646,665	$705,395	$551,764	$530,221	$596,630
Ratio of operating expenses to average net assets	0.19%	0.19%	0.19%	0.18%	0.14%
Ratio of net investment income to average net assets	3.39%	3.07%	1.91%	0.90%	0.88%

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Core Fixed Income Portfolio
	For the Years Ended October 31,
	2007[1]	2006	2005	2004	2003
Net asset value, beginning of year	$10.62	$10.64	$10.94	$10.85	$10.98
Income from investment operations:
Net investment income	0.48	0.47	0.44	0.45	0.44
Net realized and unrealized gain (loss) on investments	0.02	(0.02)	(0.30)	0.09	(0.09)
Total from investment operations	0.50	0.45	0.14	0.54	0.35
Distributions to shareholders from:
Net investment income	(0.48)	(0.47)	(0.44)	(0.45)	(0.48)
Total distributions	(0.48)	(0.47)	(0.44)	(0.45)	(0.48)
Net asset value, end of year	$10.64	$10.62	$10.64	$10.94	$10.85
Total return	4.87%	4.38%	1.32%	5.07%	3.26%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$205,601	$198,243	$194,996	$194,284	$192,410
Ratio of operating expenses to average net assets	0.56%	0.54%	0.29%	0.19%	0.14%
Ratio of net investment income to average net assets	4.52%	4.42%	4.02%	3.82%	4.08%
Portfolio turnover rate	143%	272%	229%	203%	205%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Strategic Equity Portfolio
	For the Years Ended October 31,
	2007[1]	2006[1]	2005[1]	2004	2003
Net asset value, beginning of year	$17.75	$16.95	$15.87	$14.94	$13.47
Income from investment operations:
Net investment income	0.07	0.11	0.17	0.19	0.20
Net realized and unrealized gain on investments	3.04	2.14	1.41	0.93	1.46
Total from investment operations	3.11	2.25	1.58	1.12	1.66
Distributions to shareholders from:
Net investment income	(0.09)	(0.11)	(0.18)	(0.19)	(0.19)
Net realized capital gains	(0.77)	(1.34)	(0.32)	—	—
Total distributions	(0.86)	(1.45)	(0.50)	(0.19)	(0.19)
Net asset value, end of year	$20.00	$17.75	$16.95	$15.87	$14.94
Total return	17.63%	13.28%	9.98%	7.53%	12.43%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$101,032	$85,492	$79,905	$65,557	$88,521
Ratio of operating expenses to average net assets	0.86%	0.85%	0.45%	0.27%	0.14%
Ratio of net investment income to average net assets	0.39%	0.59%	0.97%	1.19%	1.39%
Portfolio turnover rate	64%	85%	89%	87%	79%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Small Cap Equity Portfolio Advisor Shares
	For the Years Ended October 31,
	2007[1]	2006	2005	2004	2003
Net asset value, beginning of year	$16.63	$16.71	$17.61	$18.28	$13.93
Income from investment operations:
Net investment income (loss)	0.00 [2]	(0.02)	(0.05)	(0.06)	0.01
Net realized and unrealized gain on investments	2.61	2.81	2.15	2.59	4.75
Total from investment operations	2.61	2.79	2.10	2.53	4.76
Distributions to shareholders from:
Net investment income	—	—	—	—	(0.02)
Net realized capital gains	(2.35)	(2.87)	(3.00)	(3.20)	(0.39)
Total distributions	(2.35)	(2.87)	(3.00)	(3.20)	(0.41)
Net asset value, end of year	$16.89	$16.63	$16.71	$17.61	$18.28
Total return	15.94%	16.69%	12.22%	13.90%	34.23%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$265,577	$237,250	$241,970	$265,164	$275,408
Ratio of operating expenses to average net assets	0.92%	0.91%	0.92%	0.90%	0.90%
Ratio of net investment income (expenses in excess of income) to average net assets	0.00%[3]	(0.09)%	(0.28)%	(0.33)%	0.10%
Portfolio turnover rate[4]	58%	60%	51%	64%	58%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Amount rounds to less than $0.01 per share.

3  Rounds to less than 0.00%.

4  Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Small Cap Equity Portfolio Institutional Shares
	For the Years Ended October 31,
	2007[1]	2006[1]	2005	2004[1]	2003
Net asset value, beginning of year	$16.88	$16.88	$17.73	$18.35	$13.96
Income from investment operations:
Net investment income (loss)	0.04	0.04	—	(0.02)	0.05
Net realized and unrealized gain on investments	2.72	2.83	2.15	2.60	4.76
Total from investment operations	2.76	2.87	2.15	2.58	4.81
Distributions to shareholders from:
Net investment income	—	—	—	—	(0.03)
Net realized capital gains	(2.35)	(2.87)	(3.00)	(3.20)	(0.39)
Total distributions	(2.35)	(2.87)	(3.00)	(3.20)	(0.42)
Net asset value, end of year	$17.29	$16.88	$16.88	$17.73	$18.35
Total return	16.65%	16.99%	12.43%	14.13%	34.50%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$2	$1	$1	$1	$40,629
Ratio of operating expenses to average net assets	0.72%	0.71%	0.72%	0.70%	0.70%
Ratio of net investment income (expenses in excess of income)	0.21%	0.22%	(0.09)%	(0.12)%	0.30%
Portfolio turnover rate[2]	58%	60%	51%	64%	58%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap Value Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.02	$10.28	$10.01	$9.00	$7.78
Income from investment operations:
Net investment income	0.17	0.15	0.18	0.17	0.16
Net realized and unrealized gain on investments	1.12	1.26	1.36	1.31	1.22
Total from investment operations	1.29	1.41	1.54	1.48	1.38
Distributions to shareholders from:
Net investment income	(0.17)	(0.14)	(0.19)	(0.17)	(0.16)
Net realized capital gains	(1.25)	(0.53)	(1.08)	(0.30)	—
Total distributions	(1.42)	(0.67)	(1.27)	(0.47)	(0.16)
Net asset value, end of year	$10.89	$11.02	$10.28	$10.01	$9.00
Total return	11.99%	13.81%	15.66%	16.54%	18.01%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$42,904	$47,888	$26,507	$22,721	$21,297
Ratio of operating expenses to average net assets	0.91%	0.96%	0.48%	0.29%	0.17%
Ratio of net investment income to average net assets	1.48%	1.36%	1.62%	1.78%	2.06%
Portfolio turnover rate	123%	92%	76%	76%	96%

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	International Portfolio
	For the Years Ended October 31,
	2007[1]	2006	2005[1]	2004	2003
Net asset value, beginning of year	$19.59	$17.58	$16.96	$13.99	$11.67
Income from investment operations:
Net investment income	0.33	0.39	0.48	0.40	0.40
Net realized and unrealized gain on investments	3.43	4.61	2.26	2.88	2.23
Total from investment operations	3.76	5.00	2.74	3.28	2.63
Distributions to shareholders from:
Net investment income	(0.41)	(0.29)	(0.47)	(0.31)	(0.31)
Net realized capital gains	(3.23)	(2.70)	(1.65)	—	—
Total distributions	(3.64)	(2.99)	(2.12)	(0.31)	(0.31)
Net asset value, end of year	$19.71	$19.59	$17.58	$16.96	$13.99
Total return	20.03%	28.51%	16.34%	23.60%	22.89%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$986,265	$928,697	$811,850	$1,317,762	$1,037,465
Ratio of operating expenses before waiver to net assets	1.10%	1.10%	0.32%	0.14%	0.14%
Ratio of operating expenses after waiver to average net assets	1.10%	0.98%	0.18%	0.14%	0.14%
Ratio of net investment income to average net assets	1.56%	1.91%	2.58%	2.59%	3.14%
Portfolio turnover rate	39%	45%	47%	38%	48%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Philadelphia International Fund
	For the Years Ended October 31,
	2007	2006[1]	2005	2004	2003
Net asset value, beginning of year	$19.60	$17.49	$15.86	$13.14	$11.03
Income from investment operations:
Net investment income	0.38	0.45	0.28	0.33	0.24
Net realized and unrealized gain on investments	3.40	4.48	2.16	2.53	2.09
Total from investment operations	3.78	4.93	2.44	2.86	2.33
Distributions to shareholders from:
Net investment income	(0.56)	(0.28)	(0.34)	(0.14)	(0.22)
Net realized capital gains	(2.50)	(2.54)	(0.47)	—	—
Total distributions	(3.06)	(2.82)	(0.81)	(0.14)	(0.22)
Net asset value, end of year	$20.32	$19.60	$17.49	$15.86	$13.14
Total return	20.06%	28.29%	15.50%	21.78%	21.32%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$561,700	$488,227	$634,018	$444,906	$474,371
Ratio of operating expenses to average net assets	0.86%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.85%	2.20%	1.78%	1.86%	2.33%
Portfolio turnover rate	45%	49%	47%	50%	42%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	U.S. Emerging Growth Portfolio
	For the Years Ended October 31,
	2007[1]	2006	2005[1]	2004	2003
Net asset value, beginning of year	$7.34	$6.22	$5.32	$5.56	$3.93
Income from investment operations:
Net investment loss	(0.04)	(0.03)	(0.05)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	0.53	1.15	0.95	(0.17)	1.68
Total from investment operations	0.49	1.12	0.90	(0.24)	1.63
Distributions to shareholders from:
Net realized capital gains	(0.46)	—	—	—	—
Tax return of capital	(0.03)	—	—	—	—
Total distributions	(0.49)	—	—	—	—
Net asset value, end of year	$7.34	$7.34	$6.22	$5.32	$5.56
Total return	6.84%	18.01%	16.92%	(4.32)%	41.48%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$38,921	$35,002	$14,217	$76,065	$101,643
Ratio of operating expenses to average net assets	0.93%	0.89%	1.17%	1.22%	1.18%
Ratio of net investment income (expenses in excess of income) to average net assets	(0.47)%	(0.43)%	(0.83)%	(1.05)%	(1.04)%
Portfolio turnover rate	138%	114%	145%	89%	114%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap 100 Portfolio
	For the Years Ended October 31,			For the Period February 27, 2004[2] through
	2007[1]	2006	2005	October 31, 2004
Net asset value, beginning of year	$12.92	$11.28	$10.09	$10.00
Income from investment operations:
Net investment income	0.09	0.11	0.08	0.03
Net realized and unrealized gain on investments	1.49	1.84	1.29	0.08
Total from investment operations	1.58	1.95	1.37	0.11
Distributions to shareholders from:
Net investment income	(0.10)	(0.11)	(0.09)	(0.02)
Net realized capital gains	(0.43)	(0.20)	(0.09)	—
Total distributions	(0.53)	(0.31)	(0.18)	(0.02)
Net asset value, end of year	$13.97	$12.92	$11.28	$10.09
Total return	12.31%	17.34%	13.58%	1.05%[3]
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$156,903	$104,271	$50,133	$18,194
Ratio of operating expenses to average net assets	0.85%	0.85%	0.87%	1.12%[4]
Ratio of net investment income to average net assets	0.68%	0.98%	0.76%	0.45%[4]
Portfolio turnover rate	90%	90%	83%	56%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Commencement of operations.

3  Total return calculation is not annualized.

4  Annualized.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap Growth Portfolio
	For the Years Ended October 31,			For the Period February 27, 2004[2] through
	2007[1]	2006	2005	October 31, 2004
Net asset value, beginning of year	$12.90	$11.17	$10.04	$10.00
Income from investment operations:
Net investment income (loss)	0.03	0.08	0.00 [3]	(0.01)
Net realized and unrealized gain on investments	1.74	1.89	1.13	0.05
Total from investment operations	1.77	1.97	1.13	0.04
Distributions to shareholders from:
Net investment income	(0.03)	(0.08)	(0.00)[3]	—
Net realized capital gains	(0.47)	(0.16)	—	—
Total distributions	(0.50)	(0.24)	(0.00)	—
Net asset value, end of year	$14.17	$12.90	$11.17	$10.04
Total return	13.81%	17.65%	11.29%	0.40%[4]
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$70,898	$36,805	$16,572	$5,946
Ratio of operating expenses to average net assets	0.86%	0.87%	0.93%	1.26%[5]
Ratio of net investment income (expenses in excess of income) to average net assets	0.20%	0.61%	0.02%	(0.23)%[5]
Portfolio turnover rate	93%	111%	97%	64%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Commencement of operations.

3  Amount rounds to less than $0.01 per share.

4  Total return calculation is not annualized.

5  Annualized.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Long/Short Portfolio[1]
	For the Year Ended October 31, 2007	For the Period September 29, 2006[2] through October 31, 2006
Net asset value, beginning of year	$9.99	$10.00
Income from investment operations:
Net investment income[3]	0.28	0.02
Net realized and unrealized loss on investments	(0.46)	(0.03)
Total from investment operations	(0.18)	(0.01)
Distributions to shareholders from:
Net investment income	(0.26)	—
Total distributions	(0.26)	—
Net asset value, end of year	$9.55	$9.99
Total return	(1.85)%	(0.10)%[4]
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$45,294	$19,844
Ratio of operating expenses before waiver/reimbursement to net assets[6]	1.83%	1.99%[5]
Ratio of operating expenses after waiver/reimbursement to average net assets[6]	1.25%	1.25%[5]
Ratio of net investment income to average net assets	2.83%	3.05%[5]
Portfolio turnover rate	859%	344%

1  Effective September 18, 2007, Absolute Return Portfolio changed its name to Long/Short Portfolio.

2  Commencement of operations.

3  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

4  Total return calculation is not annualized.

5  Annualized.

6  The Fund expense ratios do not include dividends on securities sold short and stock ticket expense on securities sold short. The ratio of these expenses to average net assets are 0.60% and 0.52%, for the periods ending October 31, 2007 and October 31, 2006, respectively.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

Total Market Portfolio[3]
For the Period December 21, 2006[1,2] through October 31, 2007
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.42
Total from investment operations	0.44
Distributions to shareholders from:
Net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of year	$10.42
Total return	4.37%[4]
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$37,302
Ratio of operating expenses before waiver/reimbursement to net assets	1.91%[5,6]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.25%[5,6]
Ratio of net investment income to average net assets	0.20%[5]
Portfolio turnover rate	197%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Commencement of operations.

3  Effective September 18, 2007, Total Market Long/Short Portfolio changed its name to Total Market Portfolio.

4  Total return calculation is not annualized.

5  Annualized.

6  The Fund expense ratios do not include dividends on securities sold short and stock ticket expense on securities sold short. The ratio of these expenses to average net assets was 0.48% for the period ending October 31, 2007.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Face Amount		Value
AGENCY DISCOUNT NOTES*,1 — 3.0%
	Federal Home Loan Bank — 0.6%
$5,000,000	5.03% due 1/25/08	$4,940,619
		4,940,619
	Federal National Mortgage Association — 2.4%
5,000,000	4.975% due 11/30/07	4,979,961
7,500,000	5.02% due 11/30/07	7,469,671
6,000,000	4.125% due 8/4/08	5,981,340
		18,430,972
	TOTAL AGENCY DISCOUNT NOTES (Cost $23,371,591)	23,371,591
AGENCY NOTES — 64.6%
	Federal Farm Credit Bank — 1.1%
1,500,000	3.20% due 1/28/08	1,492,423
2,545,000	3.68% due 3/3/08	2,532,061
2,515,000	3.00% due 4/15/08[2]	2,491,421
1,000,000	4.679% due 4/28/08	1,000,089
1,000,000	4.948% due 6/20/08	1,000,419
		8,516,413
	Federal Home Loan Bank — 40.9%
1,545,000	3.375% due 11/2/07	1,544,918
1,870,000	5.20% due 11/14/07	1,869,864
5,000,000	4.235% due 11/15/07	5,000,017
1,110,000	3.50% due 11/15/07	1,109,249
8,000,000	3.625% due 11/30/07	7,990,071
2,350,000	4.00% due 12/3/07	2,348,233
3,000,000	3.70% due 12/10/07	2,994,845
2,350,000	5.50% due 12/27/07	2,350,816
5,000,000	4.15% due 12/28/07	4,991,504
2,250,000	4.00% due 12/28/07	2,246,542
1,000,000	3.07% due 1/8/08	995,992
12,575,000	4.50% due 1/11/08	12,560,839
1,000,000	3.15% due 1/14/08	995,813
20,800,000	4.245% due 1/24/08	20,800,000
5,000,000	5.00% due 1/25/08	4,996,085
10,000,000	5.25% due 2/1/08	9,998,539
5,000,000	4.00% due 2/1/08	4,984,874
15,195,000	4.235% due 2/7/08	15,196,100
18,200,000	5.01% due 2/13/08	18,192,297
1,425,000	4.47% due 2/15/08	1,421,834

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
AGENCY NOTES — (Continued)
	Federal Home Loan Bank — (Continued)
$8,715,000	5.25% due 2/15/08	$8,716,368
5,000,000	3.375% due 2/15/08	4,973,291
2,975,000	3.45% due 2/25/08	2,958,166
2,100,000	5.375% due 2/28/08	2,100,000
10,000,000	4.225% due 2/28/08	10,000,000
7,000,000	5.125% due 2/28/08[2]	7,007,039
3,000,000	3.00% due 2/28/08	2,978,113
5,000,000	5.00% due 2/29/08[2]	5,004,462
10,000,000	5.10% due 3/6/08[2]	10,014,610
1,000,000	4.00% due 3/10/08	996,321
1,000,000	3.02% due 3/12/08	992,668
9,000,000	5.428% due 3/20/08	8,999,397
1,445,000	4.32% due 3/20/08	1,442,455
3,500,000	3.35% due 3/24/08	3,473,562
1,000,000	4.25% due 3/24/08	996,282
2,220,000	3.05% due 3/26/08	2,203,506
5,000,000	5.905% due 3/27/08	5,012,249
5,000,000	5.00% due 3/28/08	4,994,419
3,800,000	3.06% due 3/28/08	3,775,766
3,005,000	4.43% due 4/7/08	2,994,144
5,000,000	5.27% due 5/21/08	4,999,165
2,000,000	3.55% due 5/23/08	1,982,808
1,000,000	4.50% due 6/6/08	996,172
1,700,000	3.00% due 6/12/08	1,678,150
1,245,000	4.00% due 6/13/08	1,236,316
1,550,000	4.10% due 6/13/08	1,541,376
1,500,000	3.25% due 6/26/08	1,481,020
1,000,000	3.04% due 6/30/08	987,809
2,000,000	5.125% due 6/30/08	2,000,556
3,000,000	5.00% due 6/30/08	2,993,828
1,000,000	4.45% due 7/8/08	995,756
1,600,000	5.00% due 7/9/08	1,596,943
1,300,000	3.00% due 7/9/08	1,280,685
5,000,000	2.625% due 7/15/08	4,931,006
1,300,000	4.00% due 7/18/08	1,291,461
3,000,000	3.10% due 7/23/08	2,966,906
1,500,000	3.20% due 7/23/08	1,478,676
2,000,000	5.25% due 7/24/08	2,000,175
1,045,000	3.12% due 7/28/08	1,033,422
5,000,000	3.40% due 7/30/08	4,932,455
5,000,000	5.32% due 8/13/08	4,999,609
1,000,000	5.00% due 8/14/08	999,905

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
AGENCY NOTES — (Continued)
	Federal Home Loan Bank — (Continued)
$7,500,000	5.375% due 8/20/08	$7,500,000
10,000,000	5.36% due 8/21/08	10,011,855
10,000,000	3.91% due 9/8/08	9,930,973
1,000,000	4.35% due 9/17/08	993,906
10,000,000	5.544% due 9/17/08	10,000,000
1,125,000	4.00% due 9/30/08	1,118,793
5,000,000	4.70% due 10/3/08	5,000,000
1,000,000	4.75% due 10/15/08	1,000,480
10,000,000	4.80% due 10/29/08	10,004,000
5,000,000	4.60% due 11/5/08	5,000,000
		321,185,456
	Federal Home Loan Mortgage Corporation — 11.0%
10,000,000	5.25% due 12/26/07	10,000,000
1,469,000	3.45% due 12/28/07	1,464,944
1,000,000	3.00% due 1/23/08	995,164
2,500,000	3.25% due 1/28/08	2,488,205
5,000,000	5.05% due 2/14/08	5,002,079
3,404,000	3.625% due 2/15/08[2]	3,390,093
7,000,000	5.00% due 2/25/08	6,991,593
4,000,000	5.375% due 3/14/08	4,002,640
2,760,000	3.00% due 3/28/08	2,740,797
1,000,000	3.35% due 4/1/08	992,483
4,085,000	3.125% due 4/4/08	4,057,166
5,940,000	5.75% due 4/15/08	5,954,056
15,000,000	4.70% due 4/25/08	14,983,880
3,300,000	3.50% due 5/19/08	3,281,247
1,000,000	3.06% due 7/15/08	991,046
7,570,000	4.50% due 8/4/08	7,562,644
1,000,000	5.13% due 8/15/08	1,000,000
3,000,000	4.00% due 9/10/08	2,988,035
1,950,000	4.00% due 10/15/08	1,942,397
5,000,000	4.75% due 10/17/08	5,006,159
		85,834,628
	Federal National Mortgage Association — 11.6%
2,500,000	3.55% due 11/16/07	2,498,290
2,500,000	5.15% due 11/21/07	2,500,197
2,000,000	4.90% due 11/28/07	1,999,329
3,300,000	2.82% due 12/26/07	3,287,826
5,256,000	2.62% due 1/2/08	5,232,453
10,000,000	5.30% due 1/8/08	10,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
AGENCY NOTES — (Continued)
	Federal National Mortgage Association — (Continued)
$15,000,000	3.25% due 1/15/08[2]	$14,938,499
2,500,000	4.625% due 1/15/08	2,498,497
6,000,000	5.40% due 2/1/08	6,000,800
4,000,000	3.875% due 2/1/08	3,991,589
3,500,000	3.59% due 2/12/08	3,485,101
3,100,000	5.75% due 2/15/08	3,107,830
4,600,000	4.00% due 2/22/08	4,582,843
1,000,000	4.00% due 2/25/08	996,887
3,500,000	5.00% due 2/27/08	3,497,081
3,500,000	5.125% due 2/28/08	3,498,414
2,000,000	5.00% due 4/21/08	2,001,869
1,250,000	6.00% due 5/15/08	1,256,296
1,000,000	5.25% due 6/11/08	1,000,000
1,050,000	3.00% due 6/11/08	1,039,477
8,000,000	3.00% due 6/12/08	7,902,311
1,200,000	3.21% due 7/23/08	1,187,690
1,250,000	4.75% due 8/25/08	1,246,760
1,500,000	4.02% due 8/26/08	1,491,194
1,750,000	4.00% due 8/26/08	1,739,719
		90,980,952
	TOTAL AGENCY NOTES (Cost $506,517,449)	506,517,449
REPURCHASE AGREEMENTS — 34.9%
190,000,000	With Bear Stearns, Inc., dated 10/31/07, 4.94%, principal and interest in the amount of $190,026,072, due 11/1/07, (collateralized by FNR securities with an aggregate par value of $194,505,663, coupon rate of 5.50%, due 3/25/33 to 4/25/35, market value of $195,880,899)	190,000,000
54,027,000	With Merrill Lynch & Co., Inc., dated 10/31/07, 4.85%, principal and interest in the amount of $54,034,279, due 11/1/07, (collateralized by FHR#3023DE security with an aggregate par value of $21,486,000, coupon rate of 5.50%, due 6/15/32, market value of $21,541,589, FNR securities with an aggregate par value of $33,786,800, coupon rates of 5.37% to 5.47%, due 7/25/33 to 6/25/35 , market value of $33,589,614)	54,027,000
30,000,000	With Paine Webber, Inc., dated 10/31/07, 4.84%, principal and interest in the amount of $30,004,033, due 11/1/07, (collateralized by FN #888413 with an aggregate par value of $30,441,372, coupon rates of 6.00%, due 6/1/37, market value of $30,612,245)	30,000,000
	TOTAL REPURCHASE AGREEMENTS (Cost $274,027,000)	274,027,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Face Amount		Value
INVESTMENT OF SECURITY LENDING COLLATERAL — 4.6%
$36,136,511	State Street Navigator Securities Lending Prime Portfolio	$36,136,511
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $36,136,511)	36,136,511

TOTAL INVESTMENTS (Cost $840,052,551)[3]	107.1%	$840,052,551
LIABILITIES IN EXCESS OF OTHER ASSETS	(7.1)	(55,397,967)
NET ASSETS	100.0%	$784,654,584

*  Percentages indicated are based on net assets.

1  Rate represents annualized discount yield at date of purchase.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $840,052,551.

Abbreviations:

FHR — Federal Home Loan Mortgage Corporation REMIC

FN — Federal National Mortgage Association

FNR — Federal National Mortgage Association REMIC

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
AGENCY DIVERSIFICATION

On October 31, 2007, agency diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
AGENCIES:
Federal Home Loan Bank	41.5%	$326,126,075
Federal National Mortgage Association	14.0	109,411,924
Federal Home Loan Mortgage Corporation	11.0	85,834,628
Federal Farm Credit Bank	1.1	8,516,413
TOTAL	67.6%	$529,889,040
REPURCHASE AGREEMENTS	34.9	274,027,000
INVESTMENTS OF SECURITY LENDING COLLATERAL	4.6	36,136,511
TOTAL INVESTMENTS	107.1%	$840,052,551

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — 96.0%
	Daily Variable/Floating Rate Notes — 54.7%
$6,800,000	California State Economic Recovery, Series C-1, State Guaranteed (SPA: Landesbank Baden-Wurttemberg), 3.57% due 7/1/23	$6,800,000
3,290,000	California State, Economic Recovery, Series C-2, State Guaranteed (SPA: Bank of America), 3.37% due 7/1/23	3,290,000
10,635,000	California State, School Improvements, Series A-4, Refunding, (LOC: 75% Citibank, 25% California State Teachers Retirement), 3.38% due 5/1/34	10,635,000
7,200,000	California State, Series A-3, (LOC: Westdeutsche Landesbank 80% & J.P. Morgan Chase 20%), 3.37% due 5/1/33	7,200,000
1,900,000	Charlotte, Mecklenburg Hospital Authority, North Carolina Health Care System Revenue, Carolinas Healthcare, Series D (SPA: Bank of America), 3.55% due 1/15/26	1,900,000
3,200,000	Connecticut State Health & Educational Facilities Authority Revenue, Edgehill Project, Series C (LOC: KBC Bank NV), 3.55% due 7/1/27	3,200,000
2,100,000	Connecticut State Health & Educational Facilities Authority, Revenue, Yale University, Series T-1, 3.50% due 7/1/29	2,100,000
2,050,000	Cuyahoga County, Ohio, Hospital Revenue, University Hospitals of Cleveland (LOC: J.P. Morgan Chase), 3.58% due 1/1/16	2,050,000
13,130,000	Delaware County, Pennsylvania, Industrial Development Authority, Airport Facilities Revenue, United Parcel Service Project, DATES, 3.55% due 12/1/15	13,130,000
6,300,000	East Baton Rouge Parish, Louisiana, Pollution Control Revenue, ExxonMobil Corp. Project, 3.52% due 11/1/19	6,300,000
2,395,000	Geisinger Authority, Pennsylvania, Health System Revenue, Series A (SPA: Bank of America), 3.54% due 5/15/35	2,395,000
1,600,000	Harris County, Texas, Industrial Development Corp., Pollution Control Revenue, (ExxonMobil Corp.), 3.52% due 3/1/24	1,600,000
15,440,000	Idaho Health Facilities Authority Revenue, St. Lukes Regional Medical Center Project, (SPA: Bayerische Landesbank), (FSA Insured), 3.60% due 7/1/35	15,440,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$1,600,000	Idaho Health Facilities Authority Revenue, St. Lukes Regional Medical Center, (FSA Insured), 3.59% due 7/1/30	$1,600,000
1,000,000	Irvine Ranch, California, Water District Number 248, Series A (LOC: Landesbank Hessen-Thuer), 3.35% due 11/15/13	1,000,000
800,000	Irvine Ranch, California, Water District Numbers 105, 140, 240 & 250 (LOC: State Street Bank & Trust Co.), 3.35% due 1/1/21	800,000
10,800,000	Irvine Ranch, California, Water District, Capital Improvement Project (LOC: Landesbank Baden-Wurttemberg), 3.36% due 8/1/16	10,800,000
805,000	Irvine Ranch, California, Water District, General Obligation, (LOC: Landesbank Baden-Wurttemberg), 3.36% due 6/1/15	805,000
420,000	Irvine Ranch, California, Water District, Series A, (LOC: Bank of America), 3.36% due 5/1/09	420,000
100,000	Irvine, California, Improvement Board Act of 1915, Assessment District 00-18, Series A, (LOC: Bank of New York), 3.34% due 9/2/26	100,000
8,808,000	Irvine, California, Improvement Board Act of 1915, Assessment District 93-14, (LOC: Bank of America), 3.35% due 9/2/25	8,808,000
1,000,000	Jackson County, Mississippi, Port Facilities Revenue, Chevron USA, Inc. Project, 3.57% due 6/1/23	1,000,000
4,000,000	Jacksonville, Florida, Pollution Control Revenue, Refunding, Florida Power & Light Co. Project, 3.62% due 5/1/29	4,000,000
5,240,000	Joliet, Illinois, Regional Port District, Marine Terminal Revenue, ExxonMobil Corp. Project, 3.52% due 10/1/24	5,240,000
19,105,000	Kansas State Department of Transportation, Highway Liquidity Provider Revenue, Series B-1, Pooled Money Investment Board, 3.58% due 9/1/20	19,105,000
8,800,000	Lawrence County, South Dakota, Pollution Control Revenue, Daily Refunding, Homestake Mining Co., Series B, (LOC: J.P. Morgan Chase), 3.57% due 7/1/32	8,800,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$450,000	Lehigh County, Pennsylvania, General Purpose Authority Revenue, Lehigh Valley Hospital, Series A, (SPA: J.P. Morgan Chase), (AMBAC Insured), 3.58% due 7/10/28	$450,000
2,220,000	Lehigh County, Pennsylvania, General Purpose Authority Revenue, Lehigh Valley Hospital, Series B, (SPA: Wachovia Bank), (MBIA Insured), 3.58% due 7/1/29	2,220,000
3,600,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, 3.52% due 8/1/15	3,600,000
3,600,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, Series B, 3.52% due 11/1/14	3,600,000
1,000,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, Series C, 3.52% due 11/1/14	1,000,000
3,800,000	Lincoln County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, Series D, 3.52% due 11/1/14	3,800,000
3,685,000	Los Angeles, California, Regional Airports Improvement Corp., Lease Revenue, Sublease - Los Angeles International Airport, LAX Two Corp., (LOC: Societe Generale), 3.60% due 12/1/25	3,685,000
17,200,000	Loudoun County, Virginia, Industrial Development Authority Revenue, Howard Hughes Medical Institute, Series E, 3.54% due 2/15/38	17,200,000
3,470,000	Massachusetts State Health & Educational Facilities Authority Revenue, Amherst College Project, Series J-2, 3.55% due 11/1/35	3,470,000
2,300,000	Massachusetts State, Central Artery, Series A, (SPA: Landesbank Baden-Wurttemberg), 3.58% due 12/1/30	2,300,000
12,700,000	Metropolitan Water District, Southern California Waterworks Revenue, Series B-3, (SPA: BNP Paribas), 3.37% due 7/1/35	12,700,000
13,100,000	Montgomery, Alabama, Industrial Development Board, Pollution Control and Solid Waste Disposal Revenue, General Electric Project, 3.54% due 5/1/21	13,100,000
15,900,000	Mount Vernon, Indiana, Pollution Control and Solid Waste Disposal Revenue, General Electric Project, 3.54% due 12/1/14	15,900,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$15,995,000	New Jersey Economic Development Authority Revenue, Stolthaven Perth Amboy Project, Series A, (LOC: Citibank), 3.47% due 1/15/18	$15,995,000
11,395,000	New Jersey State Educational Facilities Authority Revenue, Princeton University, Series F, 3.29% due 7/1/23	11,395,000
900,000	New York City, New York, General Obligations, Subseries A-10, (LOC: J.P. Morgan Chase), 3.49% due 8/1/17	900,000
4,330,000	New York City, New York, General Obligations, Subseries A-7, (SPA: Bank of Nova Scotia), (AMBAC Insured), 3.45% due 11/1/24	4,330,000
	New York City, New York, General Obligations, Subseries A-8, (LOC: J.P. Morgan Chase):
800,000	3.47% due 8/1/17	800,000
2,200,000	3.47% due 8/1/18	2,200,000
	New York City, New York, General Obligations, Subseries B-2, (LOC: J.P. Morgan Chase):
840,000	3.49% due 8/15/18	840,000
265,000	3.49% due 8/15/20	265,000
2,710,000	New York City, New York, General Obligations, Subseries E-2, (LOC: J.P. Morgan Chase), 3.49% due 8/1/21	2,710,000
2,300,000	New York City, New York, General Obligations, Subseries H-2, (SPA: Credit Local de France), 3.47% due 1/1/36	2,300,000
7,495,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F, Subseries F-2, (SPA: Bayerische Landesbank), 3.49% due 6/15/35	7,495,000
8,010,000	New York City, New York, Municipal Water Finance Authority, Water and Sewer System Revenue, Series C, (SPA: Credit Local de France), 3.49% due 6/15/33	8,010,000
3,900,000	New York City, New York, Transitional Finance Authority Revenue, Subseries C-4, (SPA: Landesbank Hessen-Thuer), 3.49% due 8/1/31	3,900,000
3,100,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, General Electric Project, 3.47% due 7/1/19	3,100,000
1,000,000	North Carolina Medical Care Commission, ACES, Pooled Financing Projects, Series B, (LOC: Wachovia Bank), 3.57% due 10/1/13	1,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$100,000	North Central Texas, Health Facility Development Corp. Revenue, Presbyterian Medical Center, Series C, (SPA: J.P. Morgan Chase), (MBIA Insured), 3.60% due 12/1/15	$100,000
6,475,000	North Central Texas, Health Facility Development Corp. Revenue, Presbyterian Medical Center, Series D, (SPA: J.P. Morgan Chase), (MBIA Insured), 3.60% due 12/1/15	6,475,000
1,800,000	Orange County, California, Sanitation District Partnership, Series B, (SPA: Credit Local de France), 3.35% due 8/1/30	1,800,000
6,000,000	Peninsula Ports Authority, Virginia, Coal Revenue Refunding, Dominion Terminal Associates, Term PJ-C, (LOC: Citibank), 3.60% due 7/1/16	6,000,000
2,135,000	Sublette County, Wyoming, Pollution Control Revenue, ExxonMobil Corp. Project, 3.52% due 11/1/14	2,135,000
1,700,000	Union County, New Jersey, Industrial Pollution Financing Authority and Control, ExxonMobil Project, 3.27% due 10/1/24	1,700,000
5,700,000	Unita County, Wyoming, Pollution Control Revenue, Chevron USA, Inc. Project, 3.58% due 8/15/20	5,700,000
15,900,000	University of California Regents Medical Center, Series B-2 (SPA: Bank of New York 50% & California Public Employees' Retirement System 25% & California State Teachers' Retirement System 25%), 3.32% due 5/15/32	15,900,000
9,185,000	University of North Carolina at Chapel Hill, Hospital Revenue, UPDATES, Series A, (SPA: Landesbank Hessen-Thuer), 3.60% due 2/15/31	9,185,000
2,700,000	Valdez, Alaska, Marine Terminal Revenue, ExxonMobil Pipeline Co. Project, 3.52% due 12/1/29	2,700,000
11,485,000	Virginia Commonwealth University, Revenue Bonds, Series A, (LOC: Wachovia Bank), (AMBAC Insured), 3.58% due 11/1/30	11,485,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$3,660,000	Wisconsin State Health & Educational Facilities Authority Revenue, Gundersen Lutheran, Series B, (SPA: Credit Local de France) (FGIC Insured), 3.61% due 5/1/33	$3,660,000
	Total Daily Variable/Floating Rate Notes (Cost $353,623,000)	353,623,000
	Weekly Variable/Floating Rate Notes — 41.3%
6,260,000	Alaska State, Housing Finance Corp., Housing Development, Series D, (MBIA Insured), 3.45% due 6/1/37	6,260,000
5,605,000	Bexar County, Texas, Housing Finance Corp., Multi Family Housing Revenue, AAMHA LLC Project, (LOC: FNMA), 3.45% due 12/18/25	5,605,000
6,965,000	Burke County, Georgia, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., Series A, (SPA: Credit Local de France), (FGIC Insured), 3.26% due 1/1/19	6,965,000
5,660,000	California Housing Finance Agency Revenue, Multi Family Housing III, Series D, (LOC: FNMA), 3.17% due 2/1/35	5,660,000
2,720,000	Charlotte, North Carolina, Airport Revenue, Series A, (SPA: J.P. Morgan Chase), (MBIA Insured), 3.24% due 7/1/16	2,720,000
8,965,000	Chicago, Illinois, O'Hare International Airport Revenue, General Airport 2nd Lien B, (LOC: Societe Generale), 3.33% due 1/1/15	8,965,000
1,355,000	Clayton County, Georgia, Housing Authority Multi Family Housing Revenue, Huntington Woods, Series A, (SPA: Societe Generale), (FSA Insured), 3.31% due 1/1/21	1,355,000
1,000,000	Clayton County, Georgia, Housing Authority Multi Family Housing Revenue, Kimberly Forest, Series B, (SPA: Societe Generale), (FSA Insured), 3.31% due 1/1/21	1,000,000
1,100,000	Clayton County, Georgia, Housing Authority Multi Family Housing Revenue, Kings Arms Apartments, Series D, (SPA: Societe Generale), (FSA Insured), 3.31% due 1/1/21	1,100,000
2,335,000	Clayton County, Georgia, Housing Authority Multi Family Housing Revenue, Ten Oaks Apartments, Series F, (SPA: Societe Generale), (FSA Insured), 3.31% due 1/1/21	2,335,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$900,000	Colorado Educational & Cultural Facility Authority Revenue, Boulder Country Day School, (LOC: Wells Fargo Bank), 3.43% due 9/1/24	$900,000
800,000	Colorado Educational & Cultural Facility Authority Revenue, Regis Jesuit High School Project, (LOC: Wells Fargo Bank), 3.43% due 12/1/33	800,000
11,065,000	Colorado Springs, Colorado, Utilities Revenue, Sub Lien, Series A, (SPA: State Street Bank & Trust), 3.42% due 11/1/35	11,065,000
1,400,000	Colton, California, Redevelopment Agency, Multi Family Housing Revenue, Series A, (LOC: Coast Federal Bank & FHLB), 3.35% due 5/1/10	1,400,000
6,410,000	Connecticut State General Obligations, Series B (SPA: Bayerische Landesbank), 3.41% due 5/15/14	6,410,000
10,100,000	Connecticut State Health & Educational Facilities Authority Revenue, Yale University, Series T-2, 3.34% due 7/1/27	10,100,000
1,600,000	Dauphin County, Pennsylvania, General Authority, School District Pooled Financing, PG II, (SPA: Bank of Nova Scotia), (AMBAC Insured), 3.46% due 9/1/32	1,600,000
1,000,000	Delaware River & Bay Authority Revenue, Series B, (SPA: Credit Local de France), (AMBAC Insured), 3.38% due 1/1/30	1,000,000
1,900,000	Durham, North Carolina, Public Improvements, (SPA: Wachovia Bank), 3.45% due 2/1/13	1,900,000
6,900,000	Emmaus, Pennsylvania, General Authority Revenue, (SPA: Wachovia Bank), (FSA Insured), 3.28% due 12/1/28	6,900,000
3,000,000	Fairfax County, Virginia, Industrial Development Authority Revenue, Fairfax Hospital, Series A, 3.31% due 10/1/25	3,000,000
600,000	Fairfax County, Virginia, Industrial Development Authority Revenue, Fairfax Hospital, Series C, 3.30% due 10/1/25	600,000
13,765,000	Fairfax County, Virginia, Industrial Development Authority Revenue, Inova Health System Foundation, 3.31% due 1/1/30	13,765,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
	Florida State Housing Finance Agency, Multi Family Housing Revenue, Series A, (LOC: FHLMC):
$4,300,000	3.30% due 2/1/08	$4,300,000
5,150,000	3.30% due 7/1/08	5,150,000
2,745,000	Forsyth County, North Carolina, General Obligations, Series B (SPA: Wachovia Bank), 3.44% due 3/1/25	2,745,000
1,840,000	Hennepin County, Minnesota, General Obligations, Series A, (LOC: State Street Bank & Trust Co.), 3.28% due 12/1/25	1,840,000
19,100,000	Illinois Housing Development Authority, Housing Revenue, Illinois Center Apartments, GTY AGMT-Metropolitan Life (FHLMC Insured), 3.33% due 1/1/08	19,100,000
1,900,000	Iowa Higher Education Loan Authority Revenue, Education Loan Private College Facilities, (SPA: J.P. Morgan Chase), (MBIA Insured), 3.33% due 12/1/15	1,900,000
1,355,000	Kentucky Area Development Districts, Lease Program Revenue, Ewing, Kentucky, (LOC: Wachovia Bank), 3.55% due 6/1/33	1,355,000
661,000	Kern Water Bank Authority California Revenue, Series A, (LOC: Wells Fargo Bank), 3.27% due 7/1/28	661,000
114,936	Los Angeles, California, Multi Family Housing Revenue, Series K, (LOC: FHLB), 3.20% due 7/1/10	114,936
1,740,000	Louisiana Public Facilities Authority Revenue, College and University Equipment and Capital, Series A, (SPA: Societe Generale), (FGIC Insured), 3.23% due 9/1/10	1,740,000
8,400,000	Maine Health & Higher Educational Facility Authority Revenue, Bowdoin College, Series B, (LOC: State Street Bank & Trust Co.), 3.33% due 7/1/25	8,400,000
10,300,000	Massachusetts State Health & Educational Facilities Authority Revenue, Amherst College Project, Series F, 3.38% due 11/1/26	10,300,000
6,300,000	Massachusetts State Health & Educational Facilities Authority Revenue, Boston University Project, Series H (LOC: State Street Bank & Trust Co.), 3.31% due 12/1/29	6,300,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$8,800,000	Massachusetts State Water Resources Authority, General Obligations, Series B, (LOC: Landesbank Hessen-Thuer), 3.22% due 8/1/28	$8,800,000
5,400,000	Mecklenburg County, North Carolina, General Obligations, Series C, (SPA: Wachovia Bank), 3.43% due 2/1/18	5,400,000
7,750,000	Minneapolis, Minnesota, Revenue, Guthrie Theater Project, Series A, (LOC: Wells Fargo Bank), 3.28% due 10/1/23	7,750,000
3,105,000	Minneapolis, Minnesota, Multifamily Revenue, St. Hedwings Assisted Project, (LOC: Wells Fargo Bank), 3.38% due 12/1/27	3,105,000
6,430,000	Minnesota State Higher Education Facilities Authority Revenue, Carleton College, Series 5G, (SPA: Wells Fargo Bank), 3.28% due 11/1/29	6,430,000
3,290,000	Moffat County, Colorado, Pollution Control Revenue, Natural Rural Utility Cooperative, (SPA: J.P. Morgan Chase), (AMBAC Insured), 3.23% due 7/1/10	3,290,000
9,900,000	New Jersey State Turnpike Authority Revenue, Series D, (LOC: Societe Generale), (FGIC Insured), 3.18% due 1/1/18	9,900,000
7,600,000	New York City, New York, City Transitional Finance Authority Revenue, Future Tax, Series A-1, (SPA: Westdeutsche Landesbank), 3.18% due 11/15/28	7,600,000
1,650,000	New York City, New York, City Transitional Finance Authority Revenue, NYC Recovery, Series 3, Subseries 3-C, (SPA: Credit Local de France), 3.28% due 11/1/22	1,650,000
7,400,000	New York City, New York, City Transitional Finance Authority Revenue, NYC Recovery, Series 3, Subseries 3-D, (SPA: Credit Local de France), 3.28% due 11/1/22	7,400,000
9,900,000	New York State Local Government Assistance Corp., Series B, (LOC: Westdeutsche Landesbank 50% & Bayerische Landesbank 50%), 3.24% due 4/1/23	9,900,000
100,000	Ohio State University General Receipts, 3.39% due 12/1/07	100,000
	Ohio State University General Receipts, Series B:
7,965,000	3.18% due 12/1/19	7,965,000
3,800,000	3.18% due 12/1/29	3,800,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
VARIABLE/FLOATING RATE NOTES*,1 — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$714,000	Roseville, Minnesota, Commercial Development Revenue, Berger Transfers & Storage, Series F, (LOC: Wells Fargo Bank), 3.38% due 12/1/15	$714,000
4,200,000	Tulsa, Oklahoma, Tulsa Industrial Authority Revenue, University of Tulsa, Series B, (SPA: Credit Local de France), (MBIA Insured), 3.23% due 10/1/26	4,200,000
12,400,000	Washington State, (SPA: Landesbank Hessen-Thuer), 3.30% due 6/1/20	12,400,000
1,250,000	Wisconsin State Health & Educational Facilities Authority Revenue, Goodwill Industries of North Central Wisconsin, (LOC: Wells Fargo Bank), 3.43% due 11/1/25	1,250,000
	Total Weekly Variable/Floating Rate Notes (Cost $266,964,936)	266,964,936
	TOTAL VARIABLE/FLOATING RATE NOTES (Cost $620,587,936)	620,587,936
FIXED RATE NOTES — 5.1%
5,000,000	Colorado State General Funding Revenue Anticipation Notes, 4.25% due 6/27/08	5,018,259
5,000,000	Kentucky Asset/Liability Commission General Funding Tax and Revenue Anticipation Notes, 4.50% due 6/26/08	5,024,761
5,000,000	New Jersey State Tax & Revenue Anticipation Notes, 4.50% due 6/24/08	5,034,150
8,000,000	Puerto Rico Commonwealth Tax & Revenue Anticipation Notes, 4.25% due 7/30/08[2]	8,049,520
10,000,000	Texas State Tax & Revenue Anticipation Notes, 4.50% due 8/28/08	10,067,411
	TOTAL FIXED RATE NOTES (Cost $33,194,101)	33,194,101

TOTAL INVESTMENTS (Cost $653,782,037)[3]	101.1%	$653,782,037
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.1)	(7,117,128)
NET ASSETS	100.0%	$646,664,909

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

*  Percentages indicated are based on net assets.

1  Demand Security; payable upon demand by the Fund with usually no more than thirty (30) calendar day's notice. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the final maturity date.

2  When-issued security.

3  Aggregate cost for federal tax purposes was $653,782,037.

Abbreviations:

ACES — Adjustable Convertible Extendable Securities

AMBAC — American Municipal Bond Assurance Corporation

DATES — Daily Adjustable Tax-Exempt Securities

FGIC — Financial Guaranty Insurance Corporation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance

LOC — Letter of Credit

MBIA — Municipal Bond Investors Assurance

SPA — Stand-By Purchase Agreement

UPDATES — Unit Price Demand Adjustable Tax-Exempt Securities

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
COUPON TYPE

On October 31, 2007, coupon type of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
COUPON TYPE:
Variable/Floating Rate Notes	96.0%	$620,587,936
Fixed Rate Notes	5.1	33,194,101
TOTAL INVESTMENTS	101.1%	$653,782,037

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Face Amount		Value
AGENCY NOTES* — 16.1%
	Federal Home Loan Bank — 9.0%
$3,000,000	4.625% due 11/21/08[1]	$3,004,654
15,000,000	5.375% due 8/19/11[2]	15,435,795
		18,440,449
	Federal Home Loan Mortgage Corporation — 6.4%
5,500,000	6.625% due 9/15/09	5,723,553
6,000,000	4.00% due 12/15/09	5,959,728
1,500,000	5.125% due 11/17/17	1,515,580
		13,198,861
	Federal National Mortgage Association — 0.7%
1,500,000	5.00% due 10/15/11[1]	1,524,627
		1,524,627
	TOTAL AGENCY NOTES (Cost $32,889,907)	33,163,937
MORTGAGE-BACKED SECURITIES[3] — 34.0%
	Federal Home Loan Mortgage Corporation — 11.9%
346	# 555359, 6.50% due 4/1/08	354
14,205	# G10753, 6.50% due 9/1/09	14,220
10,382	# G00807, 9.50% due 3/1/21	10,754
4,825,190	# G12342, 5.50% due 8/1/21	4,833,674
1,536,022	# J03604, 5.50% due 10/1/21	1,538,451
905,766	# J03649, 5.50% due 10/1/21	907,198
2,745,281	# G12442, 6.00% due 11/1/21	2,791,606
2,875,476	# J03536, 5.50% due 11/1/21	2,880,023
1,818,774	# G18163, 5.50% due 1/1/22	1,821,650
127,957	# D78677, 8.00% due 3/1/27	135,747
51,197	# D84894, 8.00% due 12/1/27	54,328
1,520,515	# C00742, 6.50% due 4/1/29	1,569,877
854,613	# A57845, 7.00% due 2/1/37	886,871
3,000,000	TBA, 5.50% due 11/15/37[4]	2,953,125
4,000,000	TBA, 6.00% due 11/15/37[4]	4,025,000
		24,422,878
	Federal National Mortgage Association — 17.5%
29,407	# 313815, 6.50% due 1/1/11	29,547
94,473	# 535729, 6.50% due 2/1/16	97,228
90,509	# 535962, 6.50% due 5/1/16	93,073
53,456	# 595134, 6.50% due 7/1/16	54,970
307,757	# 596498, 6.00% due 7/1/16	313,719

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
MORTGAGE-BACKED SECURITIES[3] — (Continued)
	Federal National Mortgage Association — (Continued)
$47,639	# 608777, 6.50% due 10/1/16	$48,988
634,202	# 625990, 5.50% due 12/1/16	638,111
93,668	# 643340, 6.50% due 3/1/17	96,198
164,427	# 555016, 6.50% due 10/1/17	169,085
1,446,610	# 686230, 5.50% due 2/1/18	1,453,681
1,536,900	# 254685, 5.00% due 4/1/18	1,518,271
1,408,223	# 740449, 5.50% due 9/1/18	1,415,107
1,489,163	# 768557, 5.50% due 2/1/19	1,496,442
412,053	# 255159, 5.50% due 3/1/19	414,067
13,961	# 313796, 9.50% due 2/1/21	15,132
9,718	# 125275, 7.00% due 3/1/24	10,171
59,433	# 313795, 9.50% due 1/1/25	65,345
222,644	# 373328, 8.00% due 3/1/27	235,949
246,793	# 390895, 8.00% due 6/1/27	261,541
53,358	# 395715, 8.00% due 8/1/27	56,547
495,150	# 397602, 8.00% due 8/1/27	524,739
32,467	# 405845, 8.00% due 11/1/27	34,408
9,607	# 499335, 6.50% due 8/1/29	9,911
38,086	# 252806, 7.50% due 10/1/29	40,378
2,600	# 523497, 7.50% due 11/1/29	2,756
14,653	# 588945, 7.00% due 6/1/31	15,344
437,292	# 607862, 7.00% due 9/1/31	457,923
105,313	# 624571, 7.00% due 3/1/32	110,186
72,245	# 656872, 6.50% due 8/1/32	74,359
115,156	# 687575, 7.00% due 2/1/33	120,061
4,102,601	# 789856, 6.00% due 8/1/34	4,141,849
1,080,563	# 820811, 6.00% due 4/1/35	1,089,689
2,080,231	# 829202, 5.00% due 7/1/35	1,998,635
1,897,770	# 826586, 5.00% due 8/1/35	1,823,331
1,436,752	# 867021, 7.00% due 3/1/36	1,490,094
854,521	# 256216, 7.00% due 4/1/36	886,247
4,813,495	# 898412, 5.00% due 10/1/36	4,620,980
1,465,850	# 910894, 5.00% due 2/1/37	1,406,938
1,880,621	# 912456, 6.50% due 3/1/37	1,925,108
2,984,982	# 939512, 5.00% due 6/1/37	2,865,018
4,000,000	TBA, 5.00% due 11/15/37[4]	3,838,752
		35,959,878
	Government National Mortgage Association — 4.6%
93,312	# 460389, 7.00% due 5/15/28	98,330
33,307	# 464049, 7.00% due 7/15/28	35,098
51,521	# 476259, 7.00% due 8/15/28	54,292
27,477	# 496632, 7.00% due 12/15/28	28,955

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
MORTGAGE-BACKED SECURITIES[3] — (Continued)
	Government National Mortgage Association — (Continued)
$152,728	# 539971, 7.00% due 1/15/31	$160,762
50,882	# 485264, 7.50% due 2/15/31	53,795
22,660	# 556417, 7.00% due 6/15/31	23,852
87,168	# 559304, 7.00% due 9/15/31	91,754
133,017	# 570289, 7.00% due 1/15/32	140,020
323,323	# 574687, 6.00% due 4/15/34	327,835
3,473,456	# 782150, 5.50% due 4/15/37	3,451,853
4,082,231	# 608508, 6.00% due 8/15/37	4,134,032
906,395	# 662521, 6.00% due 8/15/37	917,896
		9,518,474
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $70,046,969)	69,901,230
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
436,839	Credit-Based Asset Servicing and Securitization, Series 1999-CB1-Class 1A, 6.50% due 9/25/26	438,538
221,105	Washington Mutual Mortgage Securities Corp., Series 2003-MS9-Class 1P (PO) 0.00% due 4/25/33	195,532
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $615,948)	634,070
CORPORATE NOTES — 33.6%
5,000,000	American General Finance Corp., 4.50% due 11/15/07	4,999,060
7,000,000	Citigroup, Inc., 5.00% due 9/15/14	6,794,452
7,000,000	General Electric Capital Corp., 5.875% due 2/15/12	7,208,145
8,250,000	Goldman Sachs Group, Inc., 5.125% due 1/15/15[1]	7,975,819
7,000,000	IBM Corp., 4.75% due 11/29/12	6,940,031
8,000,000	Johnson & Johnson, 5.55% due 8/15/17[1]	8,242,744
8,200,000	JPMorgan Chase & Co., 5.15% due 10/1/15[1]	7,962,528
7,000,000	Procter & Gamble Co. (The), 4.85% due 12/15/15[1]	6,879,446
6,330,000	United Technologies Corp., 4.375% due 5/1/10[1]	6,269,023
6,000,000	Wal-Mart Stores, Inc., 4.55% due 5/1/13[1]	5,859,066
	TOTAL CORPORATE NOTES (Cost $69,346,002)	69,130,314
US TREASURY NOTES/BONDS — 14.1%
9,056,880	U.S. Inflation Index Treasury Bond (TIPS), 1.875% due 7/15/13[2]	9,030,697
3,500,000	U.S. Treasury Bond, 8.75% due 5/15/20[2]	4,837,381

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
US TREASURY NOTES/BONDS — (Continued)
$3,000,000	U.S. Treasury Bond, 7.875% due 2/15/21[1]	$3,923,907
3,100,000	U.S. Treasury Bond, 6.125% due 8/15/29[1,2]	3,657,516
1,800,000	U.S. Treasury Bond, 5.00% due 5/15/37[1]	1,871,579
4,000,000	U.S. Treasury Note, 4.625% due 2/15/17	4,051,876
1,500,000	U.S. Treasury Note, 4.75% due 8/15/17[1]	1,533,047
	TOTAL US TREASURY NOTES/BONDS (Cost $28,485,779)	28,906,003
REPURCHASE AGREEMENTS — 6.2%
12,700,000	With Merrill Lynch & Co., Inc., dated 10/31/07, 4.85%, principal and interest in the amount of $12,701,711, due 11/1/07, (collateralized by a FHR security with a par value of $12,959,237, coupon rate of 6.00%, due 6/15/32, market value of $12,959,237)	12,700,000
48,935	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $48,941, due 11/1/07, (collateralized by a FG security with a par value of $54,357, coupon rate of 4.50%, due 12/1/20, market value of $52,773)	48,935
	TOTAL REPURCHASE AGREEMENTS (Cost $12,748,935)	12,748,935
INVESTMENT OF SECURITY LENDING COLLATERAL — 13.0%
26,647,634	State Street Navigator Securities Lending Prime Portfolio	26,647,634
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $26,647,634)	26,647,634

TOTAL INVESTMENTS (Cost $240,781,174)[5]	117.3%	$241,132,123
LIABILITIES IN EXCESS OF OTHER ASSETS	(17.3)	(35,531,361)
NET ASSETS	100.0%	$205,600,762

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  All or a portion of security segregated as collateral for when-issued securities.

3  Represents current face amount at October 31, 2007.

4  When-issued security.

5  Aggregate cost for federal tax purposes was $240,781,174.

Abbreviations:

FG — Freddie Mac Gold

FHR — Federal Home Loan Mortgage Corporation REMIC

PO — Principal Only

TBA — To be announced

TIPS — Treasury Inflation Protected Security

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SECTOR DIVERSIFICATION

On October 31, 2007, sector diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
SECTOR:
Corporate	33.6%	$69,130,314
Federal Home Loan Mortgage Corporation	18.3	37,621,739
Federal National Mortgage Association	18.2	37,484,505
US Treasury	14.1	28,906,003
Federal Home Loan Bank	9.0	18,440,449
Government National Mortgage Association	4.6	9,518,474
Collateralized Mortgage Obligations	0.3	634,070
TOTAL	98.1%	$201,735,554
REPURCHASE AGREEMENTS	6.2	12,748,935
INVESTMENTS OF SECURITY LENDING COLLATERAL	13.0	26,647,634
TOTAL INVESTMENTS	117.3%	$241,132,123

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 99.8%
	Aerospace & Defense — 3.2%
17,892	Boeing Co.	$1,763,973
5,500	General Dynamics Corp.	500,280
13,170	United Technologies Corp.	1,008,690
		3,272,943
	Beverages — 3.2%
13,900	Diageo Plc-Sponsored ADR	1,275,325
26,660	PepsiCo, Inc.	1,965,375
		3,240,700
	Capital Markets — 2.3%
35,451	Merrill Lynch & Co., Inc.	2,340,475
	Chemicals — 1.8%
18,220	Air Products & Chemicals, Inc.	1,782,827
	Commercial Services & Supplies — 2.4%
25,395	Dun & Bradstreet Corp.	2,459,506
	Communications Equipment — 3.8%
63,450	Cisco Systems, Inc.[1,2]	2,097,657
44,525	Nokia OYJ ADR	1,768,533
		3,866,190
	Computers & Peripherals — 4.4%
9,260	Apple Inc.[2]	1,758,937
19,314	Hewlett-Packard Co.	998,148
14,145	International Business Machines Corp.	1,642,517
		4,399,602
	Diversified Consumer Services — 2.3%
18,500	ITT Educational Services, Inc.[2]	2,353,015
	Diversified Financial Services — 4.5%
40,810	Citigroup, Inc.	1,709,939
60,811	J.P. Morgan Chase & Co.	2,858,117
		4,568,056
	Diversified Telecommunication Services — 1.9%
55,000	NeuStar, Inc. - Class A1,2	1,881,000
	Electric Utilities — 2.4%
42,200	Edison International	2,453,930

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Electrical Equipment — 2.1%
41,050	Cooper Industries, Ltd. - Class A	$2,150,609
	Food Products — 2.5%
34,850	Kellogg Co.	1,839,731
18,499	McCormick & Co., Inc.	648,020
		2,487,751
	Health Care Equipment & Supplies — 1.9%
31,500	Kinetic Concepts, Inc.[1,2]	1,893,150
	Health Care Providers & Services — 5.1%
38,000	Coventry Health Care, Inc.[1,2]	2,291,780
45,500	Express Scripts, Inc.[1,2]	2,871,050
		5,162,830
	Hotels, Restaurants & Leisure — 2.7%
67,700	Yum! Brands, Inc.	2,726,279
	Household Products — 4.6%
39,000	Church & Dwight, Inc.	1,845,090
29,250	Colgate-Palmolive Co.	2,230,897
5,250	Energizer Holdings, Inc.[1,2]	547,575
		4,623,562
	Industrial Conglomerates — 3.1%
51,570	McDermott International, Inc.[2]	3,148,864
	Insurance — 9.4%
38,280	ACE, Ltd.	2,320,151
18,500	American International Group, Inc.	1,167,720
33,095	Assurant, Inc.	1,934,072
39,731	MBIA, Inc.	1,710,022
24,300	Prudential Financial, Inc.	2,350,296
		9,482,261
	IT Services — 2.0%
51,275	Accenture, Ltd. - Class A	2,002,289
	Life Sciences Tools & Services — 2.8%
36,500	Waters Corp.[2]	2,809,770
	Machinery — 1.5%
23,000	ITT Corp.	1,539,160
	Metals & Mining — 2.0%
23,630	BHP Billiton Ltd. ADR	2,061,954

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Multi-line Retail — 1.8%
46,325	Nordstrom, Inc.	$1,827,058
	Oil, Gas & Consumable Fuels — 11.1%
29,900	Apache Corp.	3,103,919
31,045	Exxon Mobil Corp.	2,855,830
39,620	Hess Corp.	2,837,188
34,500	Valero Energy Corp.	2,429,835
		11,226,772
	Pharmaceuticals — 2.4%
27,720	Johnson & Johnson	1,806,513
11,680	Wyeth	567,998
		2,374,511
	Semiconductors & Semiconductor Equipment — 4.2%
47,000	Intersil Corp. - Class A	1,425,980
15,930	Lam Research Corp.[1,2]	799,686
36,000	NVIDIA Corp.[1,2]	1,273,680
21,250	Texas Instruments, Inc.	692,750
		4,192,096
	Software — 5.1%
21,750	Autodesk, Inc.[1,2]	1,063,575
24,500	Citrix Systems, Inc.[2]	1,053,255
27,075	Microsoft Corp.	996,631
92,000	Oracle Corp.[2]	2,039,640
		5,153,101
	Specialty Retail — 0.6%
25,125	American Eagle Outfitters, Inc.	597,473
	Textiles, Apparel & Luxury Goods — 1.7%
47,700	Coach, Inc.[1,2]	1,743,912
	Wireless Telecommunication Services — 1.0%
16,924	NII Holdings, Inc. - Class B1,2	981,592
	TOTAL COMMON STOCKS (Cost $76,019,034)	100,803,238

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Face Amount		Value
REPURCHASE AGREEMENT — 0.2%
$206,674	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $206,698, due 11/1/07, (collateralized by a FG security with a par value of $217,427, coupon rate of 4.50%, due12/1/20, market value of $211,092)	$206,674
	TOTAL REPURCHASE AGREEMENT (Cost $206,674)	206,674
INVESTMENTS OF SECURITY LENDING COLLATERAL — 13.7%
13,896,318	State Street Navigator Securities Lending Prime Portfolio	13,896,318
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $13,896,318)	13,896,318

TOTAL INVESTMENTS (Cost $90,122,026)[3]	113.7%	$114,906,230
LIABILITIES IN EXCESS OF OTHER ASSETS	(13.7)	(13,873,890)
NET ASSETS	100.0%	$101,032,340

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $90,157,082.

Abbreviations:

ADR — American Depositary Receipt

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Oil, Gas & Consumable Fuels	11.1%	$11,226,772
Insurance	9.4	9,482,261
Health Care Providers & Services	5.1	5,162,830
Software	5.1	5,153,101
Household Products	4.6	4,623,562
Diversified Financial Services	4.5	4,568,056
Computers & Peripherals	4.4	4,399,602
Semiconductors & Semiconductor Equipment	4.2	4,192,096
Communications Equipment	3.8	3,866,190
Aerospace & Defense	3.2	3,272,943
Beverages	3.2	3,240,700
Industrial Conglomerates	3.1	3,148,864
Life Sciences Tools & Services	2.8	2,809,770
Hotels, Restaurants & Leisure	2.7	2,726,279
Food Products	2.5	2,487,751
Commercial Services & Supplies	2.4	2,459,506
Electric Utilities	2.4	2,453,930
Pharmaceuticals	2.4	2,374,511
Diversified Consumer Services	2.3	2,353,015
Capital Markets	2.3	2,340,475
Electrical Equipment	2.1	2,150,609
Metals & Mining	2.0	2,061,954
IT Services	2.0	2,002,289
Health Care Equipment & Supplies	1.9	1,893,150
Diversified Telecommunication Services	1.9	1,881,000
Multi-line Retail	1.8	1,827,058
Chemicals	1.8	1,782,827
Textiles, Apparel & Luxury Goods	1.7	1,743,912
Machinery	1.5	1,539,160
Wireless Telecommunication Services	1.0	981,592
Specialty Retail	0.6	597,473
TOTAL COMMON STOCKS	99.8%	$100,803,238
REPURCHASE AGREEMENTS	0.2	206,674
INVESTMENTS OF SECURITY LENDING COLLATERAL	13.7	13,896,318
TOTAL INVESTMENTS	113.7%	$114,906,230

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 97.2%
	Aerospace & Defense — 1.2%
60,400	Teledyne Technologies, Inc.[1,2]	$3,159,524
	Automotive — 1.2%
100,728	Tenneco Automotive, Inc.[1,2]	3,083,284
	Banking — 4.4%
73,700	Advanta Corp. - Class B	1,164,460
80,530	City Bank Lynnwood, WA.	1,928,693
95,060	MCG Capital Corp.	1,331,791
122,170	Nara Bancorp, Inc.	1,891,191
63,990	Net 1 UEPS Technologies, Inc.[1,2]	2,048,960
48,378	Preferred Bank	1,438,278
115,185	Umpqua Holdings Corp.	1,950,082
		11,753,455
	Basic Industry — 2.5%
89,960	AptarGroup, Inc.	4,021,212
48,520	Silgan Holdings, Inc.	2,647,736
		6,668,948
	Beverages, Food & Tobacco — 1.6%
229,370	Darling International, Inc.[1,2]	2,307,462
57,951	J & J Snack Foods Corp.	2,064,215
		4,371,677
	Building Materials — 2.4%
55,410	Andersons (The), Inc.	2,751,107
127,850	Insight Enterprises, Inc.[1,2]	3,533,774
		6,284,881
	Chemicals — 4.0%
55,362	Cytec Industries, Inc.	3,693,199
74,378	FMC Corp.	4,276,735
134,960	Hercules, Inc.	2,538,598
		10,508,532
	Commercial Services — 7.9%
97,940	Aircastle, Ltd.	3,164,442
56,700	CRA International, Inc.[1,2]	2,935,926
26,350	Huron Consulting Group, Inc.[1,2]	1,841,338
119,020	Korn/Ferry International[1,2]	2,280,423
91,340	MoneyGram International, Inc.	1,456,873

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Commercial Services — (Continued)
50,033	Steiner Leisure, Ltd.[1,2]	$2,250,484
71,063	Watson Wyatt & Co. Holdings	3,387,573
97,680	Wright Express Corp.[1,2]	3,780,216
		21,097,275
	Communications — 3.0%
166,056	ADC Telecommunications, Inc.[1,2]	3,105,247
52,390	Comtech Telecommunications Corp.[1,2]	2,842,157
89,320	InterDigital, Inc.[1,2]	1,919,487
		7,866,891
	Computer Software & Processing — 2.9%
57,131	Brady Corp. - Class A	2,108,134
94,590	Kenexa Corp.[1,2]	2,773,379
108,070	THQ, Inc.[1,2]	2,927,616
		7,809,129
	Computers & Information — 2.9%
84,742	NETGEAR, Inc.[1,2]	2,994,782
81,550	Sigma Designs, Inc.[1,2]	4,792,694
		7,787,476
	Consumer Services — 1.2%
97,300	Jack In The Box, Inc.[1,2]	3,052,301
	Diversified Financial Services — 1.0%
76,619	Calamos Asset Management, Inc. - Class A	2,606,578
	Drugs & Health Care — 0.9%
79,690	Medicis Pharmaceutical Corp. - Class A	2,365,996
	Education — 0.7%
50,054	Bright Horizons Family Solution, Inc.[1,2]	1,942,095
	Electric Utilities — 1.1%
66,130	Black Hills Corp.	2,937,495
	Electronics — 1.7%
32,830	Anixter International, Inc.[2]	2,358,836
48,536	Cymer, Inc.[1,2]	2,062,780
		4,421,616
	Energy — 1.2%
41,612	Oceaneering International, Inc.[1,2]	3,215,359

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Entertainment & Leisure — 2.3%
79,643	Ameristar Casinos, Inc.	$2,592,380
98,545	WMS Industries, Inc.[2]	3,416,555
		6,008,935
	Financial Services — 4.1%
134,930	DiamondRock Hospitality Co. REIT	2,585,259
51,835	FirstFed Financial Corp.[2]	2,217,501
158,810	Hersha Hospitality Trust REIT	1,716,736
154,900	Medical Properties Trust, Inc. REIT	2,033,837
253,650	Primus Guaranty, Ltd.[1,2]	2,323,434
		10,876,767
	Health Care — 1.7%
77,880	Emergency Medical Services[1,2]	2,365,215
53,570	West Pharmaceutical Services	2,214,584
		4,579,799
	Health Care Providers — 9.5%
100,366	Amedisys, Inc.[1,2]	4,260,537
83,190	LifePoint Hospital, Inc.[1,2]	2,538,959
71,520	MWI Veterinary Supply, Inc.[1,2]	2,985,960
50,047	Pediatrix Medical Group, Inc.[1,2]	3,278,078
102,096	Psychiatric Solutions, Inc.[2]	4,043,002
169,770	Sun Healthcare Group, Inc.[1,2]	2,741,785
59,950	Sunrise Senior Living, Inc.[1,2]	2,218,150
67,496	VCA Antech, Inc.[2]	3,108,191
		25,174,662
	Heavy Machinery — 3.0%
48,552	Bucyrus International, Inc. - Class A	4,005,540
57,100	Woodward Governor Co.	3,825,700
		7,831,240
	Home Construction, Furnishings & Appliances — 1.9%
102,080	BE Aerospace, Inc.[1,2]	5,074,397
	Household Products — 0.9%
106,958	Apogee Enterprises, Inc.	2,516,722
	Industrial — 3.5%
140,410	Gardner Denver, Inc.[1,2]	5,073,013
66,154	Middleby Corp. (The)[2]	4,311,256
		9,384,269

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Insurance — 3.7%
63,940	Max Capital Group, Ltd.	$1,808,863
77,180	Platinum Underwriters Holdings, Ltd.	2,778,480
103,834	Selective Insurance Group	2,524,205
125,568	United America Indemnity, Ltd. - Class A1,2	2,768,774
		9,880,322
	Metals — 3.7%
20,737	Carpenter Technology Corp.	3,004,999
74,300	Commscope, Inc.[1,2]	3,504,731
72,589	Crane Co.	3,443,622
		9,953,352
	Oil & Gas — 3.6%
139,380	Mariner Energy, Inc.[1,2]	3,484,500
105,699	Petrohawk Energy Corp.[1,2]	1,955,432
173,218	Pioneer Drilling Co.[1,2]	2,109,795
36,000	W-H Energy Services, Inc.[1,2]	2,072,160
		9,621,887
	Pharmaceuticals — 2.1%
94,840	KV Pharmaceutical Co. - Class A1,2	2,972,285
98,504	Sciele Pharma, Inc.[1,2]	2,505,942
		5,478,227
	Real Estate — 1.1%
30,597	Jones Lang Lasalle, Inc.	2,916,812
	Real Estate Investment Trusts — 2.5%
69,440	Entertainment Properties Trust	3,810,173
125,971	Senior Housing Property Trust	2,824,270
		6,634,443
	Technology — 5.4%
91,788	Avocent Corp.[1,2]	2,481,030
71,068	Digital River, Inc.[1,2]	3,770,868
68,967	MICROS Systems, Inc.[1,2]	4,953,210
71,515	MTS Systems Corp.	3,181,702
		14,386,810
	Technology Systems/Semi Conductors — 1.4%
108,771	Diodes, Inc.[1,2]	3,595,969

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Face Amount Shares/		Value
COMMON STOCKS* — (Continued)
	Telecommunications — 0.8%
55,390	Atlantic Tele-Network, Inc.	$1,989,055
	Telephone Systems — 1.6%
266,753	Brightpoint, Inc.[1,2]	4,321,399
	Textiles, Clothing & Fabrics — 1.1%
63,430	Phillips-Van Heusen Corp.	3,031,954
	Transportation — 1.5%
27,990	Excel Maritime Carriers, Ltd.	1,975,814
27,990	Genco Shipping & Trading, Ltd.	2,012,201
		3,988,015
	TOTAL COMMON STOCKS (Cost $200,629,623)	258,177,548
REPURCHASE AGREEMENT — 2.9%
$7,578,187	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $7,579,082, due 11/1/07, (collateralized by a FG security with a par value of $7,965,364, coupon rate of 4.50%, due 12/1/20, market value of $7,733,277)	7,578,187
	TOTAL REPURCHASE AGREEMENT (Cost $7,578,187)	7,578,187
INVESTMENTS OF SECURITY LENDING COLLATERAL — 24.9%
66,116,992	State Street Navigator Securities Lending Prime Portfolio	66,116,992
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $66,116,992)	66,116,992

TOTAL INVESTMENTS (Cost $274,324,802)[3]	125.0%	$331,872,727
LIABILITIES IN EXCESS OF OTHER ASSETS	(25.0)	(66,293,783)
NET ASSETS	100.0%	$265,578,944

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $274,416,351.

Abbreviations:

FG — Freddie Mac Gold

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Health Care Providers	9.5%	$25,174,662
Commercial Services	7.9	21,097,275
Technology	5.4	14,386,810
Banking	4.4	11,753,455
Financial Services	4.1	10,876,767
Chemicals	4.0	10,508,532
Metals	3.7	9,953,352
Insurance	3.7	9,880,322
Oil & Gas	3.6	9,621,887
Industrial	3.5	9,384,269
Communications	3.0	7,866,891
Heavy Machinery	3.0	7,831,240
Computer Software & Processing	2.9	7,809,129
Computers & Information	2.9	7,787,476
Basic Industry	2.5	6,668,948
Real Estate Investment Trusts	2.5	6,634,443
Building Materials	2.4	6,284,881
Entertainment & Leisure	2.3	6,008,935
Pharmaceuticals	2.1	5,478,227
Home Construction, Furnishings & Appliances	1.9	5,074,397
Health Care	1.7	4,579,799
Electronics	1.7	4,421,616
Beverages, Food & Tobacco	1.6	4,371,677
Telephone Systems	1.6	4,321,399
Transportation	1.5	3,988,015
Technology Systems/Semi Conductors	1.4	3,595,969
Energy	1.2	3,215,359
Aerospace & Defense	1.2	3,159,524
Automotive	1.2	3,083,284
Consumer Services	1.2	3,052,301
Textiles, Clothing & Fabrics	1.1	3,031,954
Electric Utilities	1.1	2,937,495
Real Estate	1.1	2,916,812
Diversified Financial Services	1.0	2,606,578
Household Products	0.9	2,516,722
Drugs & Health Care	0.9	2,365,996
Telecommunications	0.8	1,989,055
Education	0.7	1,942,095
TOTAL COMMON STOCKS	97.2%	$258,177,548
REPURCHASE AGREEMENTS	2.9	7,578,187
INVESTMENTS OF SECURITY LENDING COLLATERAL	24.9	66,116,992
TOTAL INVESTMENTS	125.0%	$331,872,727

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 99.2%
	Aerospace & Defense — 3.8%
7,589	Honeywell International, Inc.	$458,451
8,396	Lockheed Martin Corp.	923,896
3,228	United Technologies Corp.	247,233
		1,629,580
	Airlines — 0.5%
6,135	Continental Airlines, Inc. - Class B1,2	210,737
	Apparel Retailers — 1.6%
22,765	Gap, Inc. (The)	430,259
6,944	Nordstrom, Inc.	273,871
		704,130
	Banking — 5.3%
13,400	Federal Home Loan Mortgage Corp.	699,882
11,141	PNC Financial Services Group, Inc.	803,935
16,952	Wachovia Corp.	775,215
		2,279,032
	Beverages, Food & Tobacco — 6.5%
12,109	Altria Group, Inc.	883,109
8,719	Loews Corp. - Carolina Group	747,916
15,823	PepsiCo, Inc.	1,166,472
		2,797,497
	Chemicals — 2.4%
16,631	Lyondell Chemical Company	789,141
2,562	Praxair, Inc.	219,000
		1,008,141
	Communications — 2.9%
8,073	Harris Corp.	488,901
15,500	Sony Corp., Sponsored ADR	766,630
		1,255,531
	Computers & Information — 1.9%
15,985	Hewlett-Packard Co.	826,105
	Cosmetics & Personal Care — 2.4%
14,531	Procter & Gamble Co. (The)	1,010,195
	Electric Utilities — 1.1%
7,265	Sempra Energy	446,870

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Electrical Equipment — 2.1%
17,437	Emerson Electric Co.	$911,432
	Energy — 4.5%
21,151	Exxon Mobil Corp.	1,945,680
	Financial Services — 8.2%
16,146	Bank of America Corp.	779,529
18,245	Citigroup, Inc.	764,466
17,276	J.P. Morgan Chase & Co.	811,972
7,265	Lehman Brothers Holdings, Inc.	460,165
10,817	Merrill Lynch & Co., Inc.	714,138
		3,530,270
	Health Care — 1.2%
5,489	Medco Health Solutions, Inc.[2]	518,052
	Heavy Machinery — 1.3%
11,141	Chicago Bridge & Iron Co. NV	557,050
	Insurance — 11.4%
14,095	AMBAC Financial Group, Inc.	519,119
16,146	American International Group, Inc.	1,019,135
7,749	Assurant, Inc.	452,852
5,005	Axis Capital Holdings Ltd.	198,899
15,339	Loews Corp.	752,991
9,687	Prudential Financial, Inc.	936,927
8,881	UnitedHealth Group, Inc.	436,501
24,220	Unum Group	565,295
		4,881,719
	Media - Broadcasting & Publishing — 1.6%
13,563	McGraw-Hill Cos. (The), Inc.	678,693
	Metals — 2.0%
10,656	Barrick Gold Corp.	470,249
9,687	Cia Vale do Rio Doce, Sponsored ADR	365,006
		835,255
	Metals & Mining — 0.9%
16,469	Corning, Inc.	399,703

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Oil & Gas — 12.3%
12,593	Chevron Corp.	$1,152,385
8,881	ConocoPhillips	754,530
4,844	Diamond Offshore Drilling, Inc.	548,486
9,203	Occidental Petroleum Corp.	635,467
12,755	Oneok, Inc.	636,985
7,104	Superior Energy Services, Inc.[2]	263,416
4,530	Valero Energy Corp.	319,048
26,802	Williams Cos., Inc.	978,005
		5,288,322
	Pharmaceuticals — 6.5%
8,557	AstraZeneca PLC, Sponsored ADR	420,149
16,307	Merck & Co., Inc.	950,046
40,526	Pfizer, Inc.	997,345
9,041	Sanofi-Aventis, ADR	397,894
		2,765,434
	Process Industries — 3.3%
34,552	General Electric Co.	1,422,160
	Real Estate Investment Trusts — 2.1%
10,496	Health Care REIT, Inc.	464,868
18,729	Host Marriott Corp.	415,034
		879,902
	Restaurants — 2.5%
17,599	McDonald's Corp.	1,050,660
	Retailers — 1.1%
11,624	CVS Caremark Corp.	485,534
	Technology — 1.5%
23,896	Intel Corp.	642,802
	Telecommunications — 6.2%
10,011	America Movil SAB de CV Series L, Sponsored ADR	654,619
36,974	AT&T, Inc.	1,545,144
9,364	Rogers Communications, Inc. - Class B	477,189
		2,676,952

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Utilities — 2.1%
9,687	Constellation Energy Group, Inc.	$917,359
	TOTAL COMMON STOCKS (Cost $36,249,687)	42,554,797
REPURCHASE AGREEMENT — 0.8%
$333,232	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $333,271, due 11/1/07 (collateralized by a FG security with a par value of $351,229, coupon rate of 4.50%, due 12/1/20, market value of $340,995)	333,232
	TOTAL REPURCHASE AGREEMENT (Cost $333,232)	333,232
INVESTMENTS OF SECURITY LENDING COLLATERAL — 0.5%
219,326	State Street Navigator Securities Lending Prime Portfolio	219,326
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $219,326)	219,326

TOTAL INVESTMENTS (Cost $36,802,245)[3]	100.5%	$43,107,355
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.5)	(202,946)
NET ASSETS	100.0%	$42,904,409

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $36,854,678.

Abbreviations:

ADR — American Depositary Receipt

FG — Freddie Mac Gold

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Oil & Gas	12.3%	$5,288,322
Insurance	11.4	4,881,719
Financial Services	8.2	3,530,270
Beverages, Food & Tobacco	6.5	2,797,497
Pharmaceuticals	6.5	2,765,434
Telecommunications	6.2	2,676,952
Banking	5.3	2,279,032
Energy	4.5	1,945,680
Aerospace & Defense	3.8	1,629,580
Process Industries	3.3	1,422,160
Communications	2.9	1,255,531
Restaurants	2.5	1,050,660
Cosmetics & Personal Care	2.4	1,010,195
Chemicals	2.4	1,008,141
Utilities	2.1	917,359
Electrical Equipment	2.1	911,432
Real Estate Investment Trusts	2.1	879,902
Metals	2.0	835,255
Computers & Information	1.9	826,105
Apparel Retailers	1.6	704,130
Media - Broadcasting & Publishing	1.6	678,693
Technology	1.5	642,802
Heavy Machinery	1.3	557,050
Health Care	1.2	518,052
Retailers	1.1	485,534
Electric Utilities	1.1	446,870
Metals & Mining	0.9	399,703
Airlines	0.5	210,737
TOTAL COMMON STOCKS	99.2%	$42,554,797
REPURCHASE AGREEMENTS	0.8	333,232
INVESTMENTS OF SECURITY LENDING COLLATERAL	0.5	219,326
TOTAL INVESTMENTS	100.5%	$43,107,355

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 97.3%
	Japan — 17.1%
171,000	Canon, Inc.	$8,652,489
202,000	Daito Trust Construction Co., Ltd.	9,365,757
78,400	Funai Electric Co., Ltd.	3,333,301
169,000	Hoya Pentax HD Corp.	6,153,946
747,404	Kuraray Co., Ltd.	9,759,518
447,000	Mitsubishi Corp.	13,917,513
809,000	Mitsubishi Gas Chemical Co., Inc.[1]	8,099,759
2,150	Mizuho Financial Group, Inc.	12,083,954
3,520	Nippon Telegraph and Telephone Corp.	16,109,775
195,000	Nitto Denko Corp.	9,519,827
57,800	ORIX Corp.	11,856,293
631,000	Ricoh Company, Ltd.	12,472,056
142,800	Shin-Etsu Chemical Co, Ltd.	9,160,057
88,000	SMC Corp.	11,787,815
199,200	Tokyo Electron, Ltd.	11,698,244
256,584	Toyota Motor Corp.[1]	14,687,938
		168,658,242
	United Kingdom — 17.0%
237,300	AstraZeneca PLC	11,685,847
978,356	Aviva PLC	15,414,428
1,328,172	BP Amoco PLC	17,279,500
1,151,099	Cattles PLC	8,204,346
606,000	Emap PLC	11,083,300
488,872	GlaxoSmithKline PLC	12,557,144
485,000	Persimmon PLC	10,612,964
1,129,558	Prudential PLC	18,452,972
959,600	Rexam PLC	10,844,487
150,452	Rio Tinto PLC	14,108,624
1,200,570	Royal Bank of Scotland Group PLC	12,966,152
2,691,000	Signet Group PLC	5,075,233
738,000	Taylor Wimpey PLC	3,817,801
248,100	Travis Perkins PLC	7,530,322
2,128,820	Vodafone Group PLC	8,388,688
		168,021,808
	Germany — 12.4%
76,400	Allianz AG	17,203,694
112,883	BASF AG	15,627,106
162,936	Bayerische Motoren Werke AG	10,903,952
111,507	Continental AG1	16,864,542
76,215	E.On AG	14,900,087
289,000	Hannover Rueckversicherung AG	15,254,906

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Germany — (Continued)
232,200	Heidelberger Druckmaschinen AG1	$9,483,727
77,700	RWE AG	10,614,572
85,172	Siemens AG Reg.	11,549,033
		122,401,619
	France — 11.8%
392,156	Axa	17,614,266
143,190	BNP Paribas	15,870,039
121,200	Casino Guichard Perrachon[1]	13,571,445
92,000	Compagnie de Saint-Gobain[1]	9,915,015
69,136	LaFarge SA, ADR[1]	11,301,450
177,000	Sanofi-Aventis	15,569,695
76,962	Societe BIC SA	5,983,958
161,332	Total SA1	13,018,924
240,400	Valeo SA	13,235,047
		116,079,839
	Netherlands — 7.6%
668,000	Aegon N.V.	13,847,771
167,485	Akzo Nobel N.V.	13,499,130
276,205	ING Groep N.V., Sponsored ADR	12,484,169
699,286	Reed Elsevier N.V.	13,591,079
367,298	Royal Dutch Shell PLC - Class A1	16,115,393
136,268	TNT NV, ADR	5,566,548
		75,104,090
	Ireland — 4.3%
424,309	Allied Irish Banks PLC	10,718,821
728,200	Bank of Ireland	13,474,450
346,136	CRH PLC	13,352,522
224,504	Irish Life & Permanent PLC	5,102,593
		42,648,386
	Norway — 3.7%
373,665	Norsk Hydro ASA	5,493,386
322,173	StatoilHydro ASA	10,975,311
863,800	Telenor ASA[2]	20,338,566
		36,807,263
	Hong Kong — 3.5%
700,000	HSBC Holdings Plc[1]	13,797,850
1,416,000	Hutchison Whampoa, Ltd.	17,797,192
2,858,000	Techtronic Industries Co.[1]	3,088,617
		34,683,659

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Italy — 2.4%
271,733	ENI SPA[1]	$9,921,855
1,328,098	Mediaset SPA[1]	13,775,318
		23,697,173
	Denmark — 2.4%
437,000	H. Lundbeck AS1	12,568,215
601,191	Nordea AB	10,756,946
		23,325,161
	Sweden — 2.2%
360,700	Assa Abloy AB - Class B1	7,578,844
4,605,000	Telefonaktiebolaget LM Ericsson	13,778,178
		21,357,022
	Spain — 1.8%
811,788	Banco Santander SA1	17,753,637
	Brazil — 1.7%
127,000	Petroleo Brasileiro SA, Sponsored ADR	12,145,010
226,000	Tele Norte Leste Participacoes SA, Sponsored ADR	4,926,800
		17,071,810
	Australia — 1.6%
180,000	Macquarie Bank, Ltd.[1]	14,375,842
28,500	Woodside Petroleum, Ltd.	1,394,733
		15,770,575
	Switzerland — 1.4%
44,509	Zurich Financial Services AG	13,438,686
	Greece — 1.4%
327,600	Public Power Corp.	13,309,626
	South Korea — 1.3%
21,000	Samsung Electronics	12,948,554
	Canada — 1.0%
443,591	Talisman Energy, Inc.	9,664,005
	Israel — 0.8%
180,000	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	7,921,800
	Belgium — 0.7%
81,000	Mobistar SA	7,337,959

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Taiwan — 0.7%
1,474,915	Novatek Microelectronics Corp., Ltd.	$6,848,907
	Mexico — 0.5%
963,000	Grupo Modelo SAB De CV - Class C1	4,493,247
	TOTAL COMMON STOCKS (Cost $667,967,096)	959,343,068
REPURCHASE AGREEMENT — 1.3%
$12,642,210	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $12,643,702, due 11/1/07 (collateralized by a FG Security with a par value of $13,283,969, with a coupon rate of 4.50%, due 12/1/20, market value of $12,896,914)	12,642,210
	TOTAL REPURCHASE AGREEMENT (Cost $12,642,210)	12,642,210
INVESTMENTS OF SECURITY LENDING COLLATERAL — 9.3%
92,124,737	State Street Navigator Securities Lending Prime Portfolio	92,124,737
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $92,124,737)	92,124,737

TOTAL INVESTMENTS (Cost $772,734,043)[3]	107.9%	$1,064,110,015
LIABILITIES IN EXCESS OF OTHER ASSETS	(7.9)	(77,844,660)
NET ASSETS	100.0%	$986,265,355

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $773,536,580.

Abbreviations:

ADR — American Depositary Receipt

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Insurance	10.8%	$106,096,626
Banking	10.7	106,006,721
Oil & Gas	5.9	58,089,301
Chemicals	5.7	55,905,879
Automotive	5.6	55,691,479
Financial Services	5.3	52,068,739
Pharmaceuticals	4.8	47,734,486
Finance	4.0	39,090,033
Media - Broadcasting & Publishing	3.9	38,449,697
Telecommunications	3.7	36,065,213
Heavy Machinery	3.6	35,807,798
Industrial	3.3	32,765,498
Commercial Services	2.4	23,401,240
Electronics	2.2	21,880,452
Computers & Information	2.1	21,124,545
Energy	1.8	17,279,500
Technology	1.6	16,109,775
Utilities	1.5	14,900,087
Retailers	1.5	14,739,238
Mining	1.4	14,108,624
Communications	1.4	13,778,178
Food Retailers	1.4	13,571,445
Electric	1.3	13,309,626
Electrical Equipment	1.3	12,948,554
Health Care	1.3	12,568,215
Containers & Packaging	1.1	10,844,487
Electric Utilities	1.1	10,614,572
Home Construction, Furnishings & Appliances	1.1	10,612,964
Textiles, Clothing & Fabrics	1.0	9,759,518
Real Estate	0.9	9,365,757
Building Materials	0.8	7,530,322
Medical Supplies	0.6	6,153,946
Miscellaneous	0.6	5,983,958
Transportation	0.6	5,566,548
Telephone Systems	0.5	4,926,800
Beverages, Food & Tobacco	0.5	4,493,247
TOTAL COMMON STOCKS	97.3%	$959,343,068
REPURCHASE AGREEMENTS	1.3	12,642,210
INVESTMENTS OF SECURITY LENDING COLLATERAL	9.3	92,124,737
TOTAL INVESTMENTS	107.9%	$1,064,110,015

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 98.9%
	United Kingdom — 17.7%
138,874	AstraZeneca PLC	$6,838,855
470,955	Aviva PLC	7,420,103
736,243	BP Amoco PLC	9,578,512
550,449	Cattles PLC	3,923,272
273,935	Emap PLC	5,010,072
368,568	GlaxoSmithKline PLC	9,467,021
701,400	Johnston Press PLC	4,392,820
287,900	Persimmon PLC	6,299,943
627,141	Prudential PLC	10,245,260
546,318	Rexam PLC	6,173,967
87,564	Rio Tinto PLC	8,211,307
695,987	Royal Bank of Scotland Group PLC	7,516,657
1,590,000	Signet Group PLC	2,998,744
433,000	Taylor Wimpey PLC	2,239,984
138,070	Travis Perkins PLC	4,190,695
1,232,243	Vodafone Group PLC	4,855,695
		99,362,907
	Japan — 17.0%
100,000	Canon, Inc.	5,059,935
106,300	Daito Trust Construction Co., Ltd.	4,928,614
44,700	Funai Electric Co., Ltd.[1]	1,900,492
98,000	Hoya Pentax HD Corp.	3,568,560
363,000	Kuraray Co., Ltd.	4,740,013
175,000	Mitsubishi Corp.	5,448,691
462,000	Mitsubishi Gas Chemical Co., Inc.[1]	4,625,573
1,250	Mizuho Financial Group, Inc.	7,025,555
2,100	Nippon Telegraph and Telephone Corp.	9,610,945
114,600	Nitto Denko Corp.[1]	5,594,729
298,000	Onward Kashiyama Company Ltd.[1]	3,072,285
33,930	ORIX Corp.	6,959,931
370,000	Ricoh Company, Ltd.	7,313,250
82,700	Shin-Etsu Chemical Co, Ltd.	5,304,879
35,000	SMC Corp.	4,688,336
115,900	Tokyo Electron, Ltd.	6,806,358
151,300	Toyota Motor Corp.	8,661,043
		95,309,189
	France — 12.0%
242,460	Axa	10,890,449
83,040	BNP Paribas	9,203,492
59,780	Casino Guichard Perrachon[1]	6,693,902

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	France — (Continued)
57,000	Compagnie de Saint-Gobain	$6,142,999
50,609	LaFarge SA, ADR	8,272,898
103,617	Sanofi-Aventis	9,114,605
31,612	Societe BIC SA	2,457,900
81,866	Total SA1	6,606,297
150,216	Valeo SA	8,270,033
		67,652,575
	Germany — 11.8%
45,077	Allianz AG1	10,150,404
66,210	BASF AG	9,165,868
91,615	Bayerische Motoren Werke AG	6,131,030
66,725	Continental AG	10,091,623
29,444	E.On AG	5,756,323
164,118	Hannover Rueckversicherung AG	8,662,992
132,600	Heidelberger Druckmaschinen AG1	5,415,772
45,000	RWE AG	6,147,436
35,000	Siemens AG Reg.	4,745,881
		66,267,329
	Netherlands — 8.5%
392,000	Aegon N.V.	8,126,237
92,899	Akzo Nobel N.V.	7,487,570
199,808	ING Groep N.V., Sponsored ADR	9,031,107
384,093	Reed Elsevier N.V.	7,465,098
237,149	Royal Dutch Shell PLC - Class A1	10,405,037
129,309	TNT N.V.	5,306,309
		47,821,358
	Ireland — 4.6%
325,680	Allied Irish Banks PLC	8,227,272
405,949	Bank of Ireland	7,511,589
198,086	CRH PLC	7,641,354
99,914	Irish Life & Permanent PLC	2,270,875
		25,651,090
	Norway — 3.8%
214,085	Norsk Hydro ASA	3,147,342
184,584	StatoilHydro ASA	6,288,133
497,400	Telenor ASA[2]	11,711,511
		21,146,986

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Hong Kong — 3.5%
404,883	HSBC Holdings Plc[1]	$7,980,736
806,000	Hutchison Whampoa, Ltd.	10,130,322
1,376,000	Techtronic Industries Co.[1]	1,487,032
		19,598,090
	Italy — 2.4%
162,563	ENI SPA[1]	5,935,704
754,966	Mediaset SPA[1]	7,830,669
		13,766,373
	Denmark — 2.4%
256,400	H. Lundbeck AS1	7,374,120
329,111	Nordea AB	5,888,693
		13,262,813
	Sweden — 2.2%
211,200	Assa Abloy AB - Class B	4,437,627
2,618,000	Telefonaktiebolaget LM Ericsson	7,833,066
		12,270,693
	Spain — 1.8%
474,043	Banco Santander SA1	10,367,223
	Brazil — 1.8%
74,000	Petroleo Brasileiro SA, Sponsored ADR	7,076,620
150,000	Tele Norte Leste Participacoes SA, Sponsored ADR	3,270,000
		10,346,620
	Australia — 1.6%
104,838	Macquarie Bank, Ltd.[1]	8,372,970
12,200	Woodside Petroleum, Ltd.	597,043
		8,970,013
	Switzerland — 1.5%
27,598	Zurich Financial Services AG	8,332,716
	Greece — 1.4%
193,800	Public Power Corp.	7,873,643
	South Korea — 1.3%
11,800	Samsung Electronics	7,275,854
	Canada — 1.0%
256,866	Talisman Energy, Inc.[1]	5,596,043

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Israel — 0.8%
100,832	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	$4,437,616
	Belgium — 0.7%
45,000	Mobistar SA	4,076,644
	Taiwan — 0.7%
806,817	Novatek Microelectronics Corp., Ltd.	3,746,531
	Mexico — 0.4%
549,200	Grupo Modelo SAB De CV - Class C	2,562,504
	TOTAL COMMON STOCKS (Cost $401,520,133)	555,694,810
INVESTMENT OF SECURITY LENDING COLLATERAL — 10.1%
$56,624,802	State Street Navigator Securities Lending Prime Portfolio	56,624,802
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $56,624,802)	56,624,802

TOTAL INVESTMENTS (Cost $458,144,935)[3]	109.0%	$612,319,612
LIABILITIES IN EXCESS OF OTHER ASSETS	(9.0)	(50,619,355)
NET ASSETS	100.0%	$561,700,257

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $459,294,784.

Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
INDUSTRY DIVERSIFICATION
On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Insurance	11.0%	$61,968,819
Banking	10.8	60,488,455
Oil & Gas	6.0	33,768,043
Automotive	5.9	33,153,729
Chemicals	5.7	32,178,619
Pharmaceuticals	5.3	29,858,097
Financial Services	5.2	29,302,284
Finance	4.5	25,006,414
Media - Broadcasting & Publishing	4.4	24,698,659
Industrial	4.4	24,468,087
Telecommunications	3.7	20,643,850
Heavy Machinery	3.2	18,254,349
Electronics	2.2	12,453,381
Computers & Information	2.2	12,373,185
Commercial Services	1.9	10,864,463
Technology	1.7	9,610,945
Energy	1.7	9,578,512
Retailers	1.5	8,594,787
Mining	1.5	8,211,307
Electric	1.4	7,873,643
Communications	1.4	7,833,066
Textiles, Clothing & Fabrics	1.4	7,812,298
Health Care	1.3	7,374,120
Electrical Equipment	1.3	7,275,854
Food Retailers	1.2	6,693,902
Home Construction, Furnishings & Appliances	1.1	6,299,943
Containers & Packaging	1.1	6,173,967
Electric Utilities	1.1	6,147,436
Utilities	1.0	5,756,323
Real Estate	0.9	4,928,614
Building Materials	0.8	4,190,695
Medical Supplies	0.6	3,568,560
Telephone Systems	0.6	3,270,000
Beverages, Food & Tobacco	0.5	2,562,504
Miscellaneous	0.4	2,457,900
TOTAL COMMON STOCKS	98.9%	$555,694,810
INVESTMENTS OF SECURITY LENDING COLLATERAL	10.1	56,624,802
TOTAL INVESTMENTS	109.0%	$612,319,612

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 99.7%
	Aerospace & Defense — 2.9%
15,875	Orbital Sciences Corp.[1,2]	$405,290
8,240	Teledyne Technologies, Inc.[2]	431,035
3,870	United Industrial Corp.	312,773
		1,149,098
	Air Freight & Logistics — 0.6%
8,575	HUB Group, Inc. - Class A2	217,548
	Biotechnology — 3.8%
13,172	Cubist Pharmaceuticals, Inc.[1,2]	308,225
13,862	Martek Biosciences Corp.[2]	423,484
11,866	Onyx Pharmaceuticals, Inc.[1,2]	554,261
4,846	OSI Pharmaceuticals, Inc.[2]	201,448
		1,487,418
	Building Products — 0.7%
5,735	Apogee Enterprises, Inc.	134,944
6,343	Goodman Global, Inc.[1,2]	156,355
		291,299
	Capital Markets — 2.8%
4,371	GFI Group, Inc.[2]	377,305
4,961	Greenhill & Co., Inc.	367,015
11,479	OptionsXpress Holdings, Inc.	341,615
		1,085,935
	Chemicals — 1.4%
14,437	Terra Industries, Inc.[1,2]	532,581
	Commercial Banks — 1.4%
8,166	Preferred Bank	242,775
6,032	SVB Financial Group[1,2]	312,397
		555,172
	Commercial Services & Supplies — 4.9%
10,333	Administaff, Inc.	412,080
6,735	Consolidated Graphics, Inc.[2]	430,905
8,172	Heidrick & Struggles International, Inc.	353,194
11,630	Kforce, Inc.[1,2]	140,025
14,573	Labor Ready, Inc.[2]	256,193
34,101	Spherion Corp.[1,2]	297,361
		1,889,758

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Communications Equipment — 2.9%
20,957	Arris Group, Inc.[1,2]	$241,005
11,596	Dycom Industries, Inc.[1,2]	327,587
16,158	NETGEAR, Inc.[2]	571,024
		1,139,616
	Computers & Peripherals — 2.8%
15,255	Emulex Corp.[2]	330,423
16,916	Intevac, Inc.[1,2]	297,214
18,390	Novatel Wireless, Inc.[1,2]	478,140
		1,105,777
	Construction & Engineering — 0.6%
4,140	Perini Corp.[1,2]	237,429
	Consumer Finance — 2.4%
7,625	Cash America International, Inc.	297,375
27,854	Ezcorp, Inc. - Class A1,2	366,559
14,140	First Cash Financial Services, Inc.[1,2]	277,992
		941,926
	Diversified Consumer Services — 0.9%
11,463	Jackson Hewitt Tax Service, Inc.	358,219
	Diversified Telecommunication Services — 1.0%
12,625	NTELOS Holdings Corp.	381,149
	Electrical Equipment — 1.5%
6,221	Acuity Brands, Inc.	297,364
5,820	Regal Beloit	285,413
		582,777
	Electronic Equipment & Instruments — 2.0%
12,637	Plexus Corp.[1,2]	326,035
6,313	Technitrol, Inc.	185,665
19,966	TTM Technologies, Inc.[2]	256,164
		767,864
	Energy Equipment & Services — 5.7%
11,930	Complete Production Services, Inc.[1,2]	237,407
4,499	Dawson Geophysical Co.[1,2]	359,065
11,785	Hercules Offshore, Inc.[2]	318,667
16,480	Matrix Service Co.[2]	485,995
10,245	NATCO Group, Inc. - Class A2	546,161
5,893	T-3 Energy Services, Inc.[2]	280,035
		2,227,330

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Food & Staples Retailing — 2.1%
7,745	Longs Drug Stores Corp.	$406,690
6,647	Nash Finch Co.	248,930
5,817	Pantry (The), Inc.[2]	162,992
		818,612
	Food Products — 0.7%
7,404	Sanderson Farms, Inc.	257,659
	Health Care Equipment & Supplies — 4.9%
5,420	Arthrocare Corp.[1,2]	351,433
12,596	Cutera, Inc.[1,2]	308,854
8,928	Cynosure, Inc. - Class A1,2	339,353
9,867	Greatbatch, Inc.[1,2]	245,294
8,749	ICU Medical, Inc.[1,2]	350,835
13,510	Zoll Medical Corp.[1,2]	330,454
		1,926,223
	Health Care Providers & Services — 7.2%
7,899	Amedisys, Inc.[1,2]	335,312
12,475	Apria Healthcare Group, Inc.[1,2]	301,521
14,494	Centene Corp.[2]	338,145
6,183	Chemed Corp.	354,410
16,205	Gentiva Health Services, Inc.[2]	307,571
14,840	Healthspring, Inc.[1,2]	311,640
15,075	MedCath Corp.[2]	418,030
18,089	Nighthawk Radiology Holdings, Inc.[1,2]	425,815
		2,792,444
	Health Care Technology — 1.0%
14,573	Omnicell, Inc.[1,2]	384,727
	Hotels, Restaurants & Leisure — 1.3%
7,845	CBRL Group, Inc.	313,016
11,928	Ruby Tuesday, Inc.	190,490
		503,506
	Household Durables — 2.4%
14,589	Tempur-Pedic International, Inc.	525,204
11,384	Tupperware Brands Corp.	410,962
		936,166
	Insurance — 1.6%
18,709	Amtrust Financial Services, Inc.	260,991
6,110	Navigators Group, Inc.[1,2]	368,433
		629,424

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Internet & Catalog Retail — 1.4%
5,956	Priceline.com, Inc.[2]	$554,504
	IT Services — 3.3%
6,359	CACI International, Inc. - Class A1,2	342,432
15,283	CSG Systems International, Inc.[1,2]	313,760
21,499	MPS Group, Inc.[2]	262,503
21,870	SYKES Enterprises, Inc.[1,2]	386,005
		1,304,700
	Leisure Equipment & Products — 0.8%
5,973	Polaris Industries, Inc.	293,752
	Life Sciences Tools & Services — 3.2%
23,964	Albany Molecular Research, Inc.[1,2]	433,509
8,815	Parexel International Corp.[1,2]	405,490
5,325	Varian, Inc.[2]	393,464
		1,232,463
	Machinery — 2.0%
5,925	Actuant Corp. - Class A	408,707
9,595	Wabtec Corp.	360,100
		768,807
	Marine — 0.9%
10,870	Horizon Lines, Inc. - Class A	341,970
	Metals & Mining — 0.8%
7,842	Quanex Corp.	323,012
	Oil, Gas & Consumable Fuels — 1.6%
7,753	Alon USA Energy, Inc.	285,078
13,550	Delek US Holdings, Inc.	325,064
		610,142
	Personal Products — 0.9%
8,188	USANA Health Sciences, Inc.[1,2]	334,152
	Pharmaceuticals — 2.8%
11,083	Par Pharmaceutical Cos., Inc.[2]	204,370
14,209	Perrigo Co.	336,895
13,750	Sciele Pharma, Inc.[2]	349,800
22,114	Viropharma, Inc.[1,2]	190,402
		1,081,467

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Real Estate Investment Trusts — 1.8%
8,672	First Industrial Realty Trust, Inc.	$353,384
9,806	Washington Real Estate Investment Trust	345,367
		698,751
	Semiconductors & Semiconductor Equipment — 8.4%
15,341	Advanced Energy Industries, Inc.[1,2]	245,456
7,987	Cymer, Inc.[1,2]	339,448
23,306	Exar Corp.[2]	283,401
9,347	FEI Co.[1,2]	271,156
30,382	Mattson Technology, Inc.[2]	263,716
27,365	Micrel, Inc.	247,653
49,315	RF Micro Devices, Inc.[1,2]	306,739
19,573	Semtech Corp.[1,2]	334,894
38,989	Silicon Image, Inc.[1,2]	248,360
8,148	Standard Microsystems Corp.[1,2]	317,772
15,981	Zoran Corp.[2]	407,516
		3,266,111
	Software — 3.6%
23,240	Informatica Corp.[2]	396,939
17,141	JDA Software Group, Inc.[2]	427,840
18,322	Quest Software, Inc.[1,2]	318,803
9,635	THQ, Inc.[1,2]	261,012
		1,404,594
	Specialty Retail — 4.4%
17,130	Aeropostale, Inc.[1,2]	392,277
13,526	Brown Shoe Co., Inc.	275,931
10,525	Collective Brands, Inc.[1,2]	194,607
18,988	Dress Barn, Inc.[1,2]	311,213
7,655	Gymboree Corp. (The)[1,2]	260,500
9,090	Jos. A. Bank Clothiers, Inc.[1,2]	265,519
		1,700,047
	Textiles, Apparel & Luxury Goods — 2.5%
20,518	Maidenform Brands, Inc.[1,2]	304,692
9,155	Warnaco Group (The), Inc.[1,2]	372,517
11,592	Wolverine World Wide, Inc.	297,219
		974,428
	Trading Companies & Distributors — 1.0%
11,445	Applied Industrial Techologies, Inc.	405,725

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Wireless Telecommunication Services — 0.8%
32,134	Centennial Communications Corp. - Class A2	$329,052
	TOTAL COMMON STOCKS (Cost $34,017,948)	38,823,334
REPURCHASE AGREEMENT — 0.2%
$65,729	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $65,757, due 11/1/07 (collateralized by a FG security with a par value of $71,082, coupon rate of 4.500% due 12/1/20, market value of $69,011)	65,729
	TOTAL REPURCHASE AGREEMENT (Cost $65,729)	65,729
INVESTMENTS OF SECURITY LENDING COLLATERAL — 24.1%
9,388,524	State Street Navigator Securities Lending Prime Portfolio	9,388,524
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $9,388,524)	9,388,524

TOTAL INVESTMENTS (Cost $43,472,201)[3]	124.0%	$48,277,587
LIABILITIES IN EXCESS OF OTHER ASSETS	(24.0)	(9,356,292)
NET ASSETS	100.0%	$38,921,295

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $43,483,462.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Semiconductors & Semiconductor Equipment	8.4%	$3,266,111
Health Care Providers & Services	7.2	2,792,444
Energy Equipment & Services	5.7	2,227,330
Health Care Equipment & Supplies	4.9	1,926,223
Commercial Services & Supplies	4.9	1,889,758
Specialty Retail	4.4	1,700,047
Biotechnology	3.8	1,487,418
Software	3.6	1,404,594
IT Services	3.3	1,304,700
Life Sciences Tools & Services	3.2	1,232,463
Aerospace & Defense	2.9	1,149,098
Communications Equipment	2.9	1,139,616
Computers & Peripherals	2.8	1,105,777
Capital Markets	2.8	1,085,935
Pharmaceuticals	2.8	1,081,467
Textiles, Apparel & Luxury Goods	2.5	974,428
Consumer Finance	2.4	941,926
Household Durables	2.4	936,166
Food & Staples Retailing	2.1	818,612
Machinery	2.0	768,807
Electronic Equipment & Instruments	2.0	767,864
Real Estate Investment Trusts	1.8	698,751
Insurance	1.6	629,424
Oil, Gas & Consumable Fuels	1.6	610,142
Electrical Equipment	1.5	582,777
Commercial Banks	1.4	555,172
Internet & Catalog Retail	1.4	554,504
Chemicals	1.4	532,581
Hotels, Restaurants & Leisure	1.3	503,506
Trading Companies & Distributors	1.0	405,725
Health Care Technology	1.0	384,727
Diversified Telecommunication Services	1.0	381,149
Diversified Consumer Services	0.9	358,219
Marine	0.9	341,970
Personal Products	0.9	334,152
Wireless Telecommunication Services	0.8	329,052
Metals & Mining	0.8	323,012
Leisure Equipment & Products	0.8	293,752
Building Products	0.7	291,299
Food Products	0.7	257,659
Construction & Engineering	0.6	237,429
Air Freight & Logistics	0.6	217,548
TOTAL COMMON STOCKS	99.7%	$38,823,334
REPURCHASE AGREEMENTS	0.2	65,729
INVESTMENTS OF SECURITY LENDING COLLATERAL	24.1	9,388,524
TOTAL INVESTMENTS	124.0%	$48,277,587

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 99.3%
	Aerospace & Defense — 3.3%
19,320	General Dynamics Corp.	$1,757,347
16,389	Lockheed Martin Corp.	1,803,446
21,533	United Technologies Corp.	1,649,212
		5,210,005
	Beverages — 1.0%
21,005	PepsiCo, Inc.	1,548,489
	Capital Markets — 4.6%
14,252	Ameriprise Financial, Inc.	897,591
5,600	Goldman Sachs Capital, Inc.	1,388,352
52,390	Janus Capital Group, Inc.	1,807,979
10,064	Lehman Brothers Holdings, Inc.	637,454
14,565	Merrill Lynch & Co., Inc.	961,581
21,725	Morgan Stanley	1,461,223
		7,154,180
	Chemicals — 1.2%
45,845	Celanese Corp. - Class A	1,923,656
	Commercial Banks — 1.8%
47,685	Keycorp	1,356,638
41,345	Wells Fargo & Co.	1,406,144
		2,762,782
	Commercial Services & Supplies — 1.1%
23,532	Manpower, Inc.	1,758,782
	Communications Equipment — 1.6%
69,085	Juniper Networks, Inc.[1,2]	2,487,060
	Computers & Peripherals — 3.6%
15,015	Apple Inc.[2]	2,852,099
21,012	Hewlett-Packard Co.	1,085,900
38,871	Lexmark International, Inc.[1,2]	1,632,194
		5,570,193
	Consumer Finance — 0.8%
8,010	Discover Financial Services[1]	154,593
28,575	First Marblehead Corp. (The)	1,109,567
		1,264,160

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Diversified Financial Services — 1.7%
15,089	Bank of America Corp.	$728,497
23,535	CIT Group, Inc.	829,373
23,825	J.P. Morgan Chase & Co.	1,119,775
		2,677,645
	Diversified Telecommunication Services — 2.6%
38,835	AT&T, Inc.	1,622,915
30,849	CenturyTel, Inc.	1,358,898
20,700	Embarq Corp.	1,095,444
		4,077,257
	Electric Utilities — 1.0%
23,526	FirstEnergy Corp.	1,639,762
	Electrical Equipment — 1.6%
22,170	Cooper Industries, Ltd. - Class A	1,161,486
26,565	Emerson Electric Co.	1,388,553
		2,550,039
	Energy Equipment & Services — 5.1%
21,250	Cameron International Corp.[1,2]	2,068,900
25,572	ENSCO International, Inc.	1,418,990
48,550	Helmerich & Payne, Inc.	1,535,151
26,720	Smith International, Inc.	1,764,856
22,810	Tidewater, Inc.	1,247,023
		8,034,920
	Food & Staples Retailing — 3.7%
48,240	Kroger Co. (The)	1,417,773
42,971	Safeway, Inc.	1,461,014
44,700	SYSCO Corp.	1,532,763
31,556	Wal-Mart Stores, Inc.	1,426,647
		5,838,197
	Gas Utilities — 1.9%
25,705	Energen Corp.	1,645,120
21,940	Questar Corp.	1,252,335
		2,897,455
	Health Care Equipment & Supplies — 1.1%
27,574	Baxter International, Inc.	1,654,716

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Health Care Providers & Services — 4.4%
30,815	Aetna, Inc.	$1,730,878
29,640	CIGNA Corp.	1,555,804
44,648	Lincare Holdings, Inc.[1,2]	1,552,411
26,140	UnitedHealth Group, Inc.	1,284,781
10,009	WellPoint, Inc.[2]	793,013
		6,916,887
	Hotels, Restaurants & Leisure — 1.9%
28,155	Darden Restaurants, Inc.	1,210,665
30,342	McDonald's Corp.	1,811,417
		3,022,082
	Household Durables — 1.1%
10,055	Black & Decker Corp.	904,045
9,410	Whirlpool Corp.	745,084
		1,649,129
	Independent Power Producers & Energy Traders — 0.9%
15,590	Constellation Energy Group, Inc.	1,476,373
	Insurance — 7.7%
25,917	ACE, Ltd.	1,570,829
26,167	Allstate Corp.	1,371,151
11,572	AMBAC Financial Group, Inc.	426,197
20,678	American International Group, Inc.	1,305,195
24,238	Assurant, Inc.	1,416,469
25,942	Chubb Corp.	1,384,006
13,840	Hartford Financial Services Group, Inc.	1,342,895
18,405	Lincoln National Corp.	1,147,920
12,930	SAFECO Corp.	748,647
25,530	Travelers Cos., Inc. (The)	1,332,921
		12,046,230
	Internet Software & Services — 1.1%
47,896	eBay, Inc.[1,2]	1,729,046
	IT Services — 0.7%
48,592	Electronic Data Systems Corp.	1,049,101
	Leisure Equipment & Products — 0.8%
41,575	Hasbro, Inc.	1,241,014

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Machinery — 5.5%
17,690	Cummins, Inc.	$2,122,092
10,496	Deere & Co.	1,625,830
16,534	Eaton Corp.	1,530,718
26,080	Paccar, Inc.	1,449,033
23,498	Parker Hannifin Corp.	1,888,494
		8,616,167
	Media — 2.8%
44,574	Disney (Walt) Co.	1,543,597
29,041	McGraw-Hill Cos. (The), Inc.	1,453,212
28,764	Omnicom Group, Inc.	1,466,389
		4,463,198
	Metals & Mining — 2.9%
40,867	Alcoa, Inc.	1,617,924
21,150	Nucor Corp.	1,311,723
31,230	Steel Dynamics, Inc.	1,662,061
		4,591,708
	Multi-line Retail — 1.1%
18,060	Dollar Tree Stores, Inc.[1,2]	691,698
24,676	Nordstrom, Inc.	973,222
		1,664,920
	Multi-Utilities — 1.0%
30,667	DTE Energy Co.	1,521,083
	Office Electronics — 1.0%
90,572	Xerox Corp.[2]	1,579,576
	Oil, Gas & Consumable Fuels — 7.3%
18,392	Chevron Corp.	1,683,052
17,630	Exxon Mobil Corp.	1,621,784
25,825	Hess Corp.	1,849,328
27,063	Marathon Oil Corp.	1,600,235
21,621	Sunoco, Inc.	1,591,306
27,724	Tesoro Corp.	1,678,134
19,975	Valero Energy Corp.	1,406,839
		11,430,678
	Pharmaceuticals — 4.6%
24,120	Eli Lilly & Co.	1,306,098
24,975	Forest Laboratories, Inc.[1,2]	975,773
23,513	Johnson & Johnson	1,532,342

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Pharmaceuticals — (Continued)
53,415	King Pharmaceuticals, Inc.[1,2]	$566,199
26,640	Merck & Co., Inc.	1,552,047
25,600	Wyeth	1,244,928
		7,177,387
	Real Estate Investment Trusts — 0.9%
21,805	iStar Financial, Inc.	665,271
7,859	Simon Property Group, Inc.	818,200
		1,483,471
	Real Estate Management & Development — 0.9%
15,433	Jones Lang Lasalle, Inc.	1,471,228
	Semiconductors & Semiconductor Equipment — 4.6%
77,093	Applied Materials, Inc.	1,497,146
66,500	Intel Corp.	1,788,850
25,932	Kla-Tencor Corp.	1,365,320
46,457	Maxim Integrated Products, Inc.	1,258,985
41,429	Texas Instruments, Inc.	1,350,585
		7,260,886
	Software — 4.2%
35,110	Adobe Systems, Inc.[2]	1,681,769
44,370	Microsoft Corp.	1,633,260
78,663	Oracle Corp.[2]	1,743,959
78,175	Symantec Corp.[1,2]	1,468,126
		6,527,114
	Specialty Retail — 2.3%
43,935	American Eagle Outfitters, Inc.	1,044,774
9,090	Autozone, Inc.[1,2]	1,130,887
49,023	TJX Cos., Inc. (The)	1,418,236
		3,593,897
	Textiles, Apparel & Luxury Goods — 1.9%
22,450	Nike, Inc. - Class B	1,487,537
30,713	Phillips-Van Heusen Corp.	1,468,081
		2,955,618
	Thrifts & Mortgage Finance — 1.0%
102,986	Hudson City Bancorp, Inc.	1,612,761

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Tobacco — 1.0%
18,585	Loews Corp. - Carolina Group	$1,594,221
	TOTAL COMMON STOCKS (Cost $133,795,453)	155,723,073
REPURCHASE AGREEMENT — 0.8%
$1,207,946	With State Street Bank & Trust Co., dated 10/31/07, 4.25% principal and interest in the amount of $1,208,089, due 11/1/07 (collaterialized by a FG security with a par value of $1,271,113, coupon rate of 4.500%, due 12/01/20, market value of $1,234,077)	1,207,946
	TOTAL REPURCHASE AGREEMENT (Cost $1,207,946)	1,207,946
INVESTMENT OF SECURITY LENDING COLLATERAL — 6.6%
10,429,985	State Street Navigator Securities Lending Prime Portfolio	10,429,985
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $10,429,985)	10,429,985

TOTAL INVESTMENTS (Cost $145,433,384)[3]	106.7%	$167,361,004
LIABILITIES IN EXCESS OF OTHER ASSETS	(6.7)	(10,457,695)
NET ASSETS	100.0%	$156,903,309

*  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $145,433,384.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Insurance	7.7%	$12,046,230
Oil, Gas & Consumable Fuels	7.3	11,430,678
Machinery	5.5	8,616,167
Energy Equipment & Services	5.1	8,034,920
Semiconductors & Semiconductor Equipment	4.6	7,260,886
Pharmaceuticals	4.6	7,177,387
Capital Markets	4.6	7,154,180
Health Care Providers & Services	4.4	6,916,887
Software	4.2	6,527,114
Food & Staples Retailing	3.7	5,838,197
Computers & Peripherals	3.6	5,570,193
Aerospace & Defense	3.3	5,210,005
Metals & Mining	2.9	4,591,708
Media	2.8	4,463,198
Diversified Telecommunication Services	2.6	4,077,257
Specialty Retail	2.3	3,593,897
Hotels, Restaurants & Leisure	1.9	3,022,082
Textiles, Apparel & Luxury Goods	1.9	2,955,618
Gas Utilities	1.9	2,897,455
Commercial Banks	1.8	2,762,782
Diversified Financial Services	1.7	2,677,645
Electrical Equipment	1.6	2,550,039
Communications Equipment	1.6	2,487,060
Chemicals	1.2	1,923,656
Commercial Services & Supplies	1.1	1,758,782
Internet Software & Services	1.1	1,729,046
Multi-line Retail	1.1	1,664,920
Health Care Equipment & Supplies	1.1	1,654,716
Household Durables	1.1	1,649,129
Electric Utilities	1.0	1,639,762
Thrifts & Mortgage Finance	1.0	1,612,761
Tobacco	1.0	1,594,221
Office Electronics	1.0	1,579,576
Beverages	1.0	1,548,489
Multi-Utilities	1.0	1,521,083
Real Estate Investment Trusts	0.9	1,483,471
Independent Power Producers & Energy Traders	0.9	1,476,373
Real Estate Management & Development	0.9	1,471,228
Consumer Finance	0.8	1,264,160
Leisure Equipment & Products	0.8	1,241,014
IT Services	0.7	1,049,101
TOTAL COMMON STOCKS	99.3%	$155,723,073
REPURCHASE AGREEMENTS	0.8	1,207,946
INVESTMENTS OF SECURITY LENDING COLLATERAL	6.6	10,429,985
TOTAL INVESTMENTS	106.7%	$167,361,004

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 99.7%
	Aerospace & Defense — 3.3%
3,223	Boeing Co.	$317,756
9,510	Lockheed Martin Corp.	1,046,480
12,785	United Technologies Corp.	979,203
		2,343,439
	Beverages — 1.7%
10,377	Coca-Cola Co. (The)	640,884
7,407	PepsiCo, Inc.	546,044
		1,186,928
	Biotechnology — 0.8%
10,103	Amgen, Inc.[1]	587,085
	Capital Markets — 3.0%
2,843	Franklin Resources, Inc.	368,680
5,373	Goldman Sachs Capital, Inc.	1,332,074
5,206	State Street Corp.	415,283
		2,116,037
	Commercial Services & Supplies — 1.6%
15,243	Manpower, Inc.	1,139,262
	Communications Equipment — 2.1%
11,875	Cisco Systems, Inc.[1]	392,587
17,917	Harris Corp.	1,085,054
		1,477,641
	Computers & Peripherals — 7.8%
56,487	EMC Corp.[1]	1,434,205
18,845	Hewlett-Packard Co.	973,910
9,735	International Business Machines Corp.	1,130,428
17,472	Lexmark International, Inc.[1]	733,649
48,235	Western Digital Corp.[1]	1,250,251
		5,522,443
	Consumer Finance — 1.4%
26,392	First Marblehead Corp. (The)	1,024,801
	Diversified Financial Services — 1.2%
18,899	Moody's Corp.	826,264
	Electrical Equipment — 1.4%
18,610	Emerson Electric Co.	972,745

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Electronic Equipment & Instruments — 1.4%
24,252	Avnet, Inc.[1]	$1,011,794
	Energy Equipment & Services — 4.4%
19,612	ENSCO International, Inc.	1,088,270
20,272	Grant Prideco, Inc.[1]	996,571
18,695	Tidewater, Inc.	1,022,056
		3,106,897
	Food & Staples Retailing — 5.9%
15,545	Costco Wholesale Corp.	1,045,557
37,285	Kroger Co. (The)	1,095,806
29,215	SYSCO Corp.	1,001,782
22,937	Wal-Mart Stores, Inc.	1,036,982
		4,180,127
	Health Care Equipment & Supplies — 0.8%
6,983	Becton Dickinson & Co.	582,801
	Health Care Providers & Services — 10.9%
18,665	Aetna, Inc.	1,048,413
23,098	AmerisourceBergen Corp.	1,088,147
19,156	CIGNA Corp.	1,005,498
19,120	Express Scripts, Inc.[1]	1,206,472
14,089	Humana, Inc.[1]	1,055,971
12,786	McKesson Corp.	845,155
11,345	Medco Health Solutions, Inc.[1]	1,070,741
4,863	WellPoint, Inc.[1]	385,295
		7,705,692
	Health Care Technology — 0.9%
25,735	IMS Health, Inc.	648,779
	Hotels, Restaurants & Leisure — 0.5%
8,760	Darden Restaurants, Inc.	376,680
	Household Durables — 1.4%
16,739	Stanley Works (The)	963,330
	Internet Software & Services — 1.5%
28,714	eBay, Inc.[1]	1,036,575

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	IT Services — 0.5%
15,570	Electronic Data Systems Corp.	$336,156
	Leisure Equipment & Products — 1.5%
36,352	Hasbro, Inc.	1,085,107
	Machinery — 7.0%
12,885	Cummins, Inc.	1,545,685
12,545	Danaher Corp.	1,074,730
7,329	Manitowoc Co. (The), Inc.	361,026
14,660	Parker Hannifin Corp.	1,178,224
11,095	Terex Corp.[1]	823,471
		4,983,136
	Media — 4.1%
35,441	DIRECTV Group (The), Inc.[1]	938,478
26,131	Disney (Walt) Co.	904,916
11,655	McGraw-Hill Cos. (The), Inc.	583,216
9,970	Omnicom Group, Inc.	508,271
		2,934,881
	Metals & Mining — 3.5%
10,746	Freeport-McMoran Copper & Gold Inc.	1,264,589
23,385	Steel Dynamics, Inc.	1,244,550
		2,509,139
	Multi-line Retail — 1.1%
6,956	J.C. Penney Co., Inc. (Holding Co.)	391,205
10,690	Nordstrom, Inc.	421,614
		812,819
	Multi-Utilities — 1.3%
57,290	Centerpoint Energy, Inc.	960,180
	Oil, Gas & Consumable Fuels — 4.2%
15,092	Sunoco, Inc.	1,110,771
13,147	Tesoro Corp.	795,788
14,871	Valero Energy Corp.	1,047,365
		2,953,924
	Personal Products — 1.5%
23,847	Herbalife, Ltd.	1,051,414

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Pharmaceuticals — 3.5%
7,261	Eli Lilly & Co.	$393,183
7,283	Forest Laboratories, Inc.[1]	284,547
16,785	Merck & Co., Inc.	977,894
26,482	Schering-Plough Corp.	808,231
		2,463,855
	Real Estate Investment Trusts — 1.4%
9,234	Simon Property Group, Inc.	961,352
	Semiconductors & Semiconductor Equipment — 6.9%
51,194	Applied Materials, Inc.	994,187
41,311	Intel Corp.	1,111,266
20,248	Kla-Tencor Corp.	1,066,057
30,816	Maxim Integrated Products, Inc.	835,114
19,643	Varian Semiconductor Equipment Associates, Inc.[1]	903,971
		4,910,595
	Software — 7.1%
23,274	Adobe Systems, Inc.[1]	1,114,825
44,338	BEA Systems, Inc.[1]	749,312
24,727	Cadence Design Systems, Inc.[1]	484,649
14,870	McAfee, Inc.[1]	614,874
48,203	Oracle Corp.[1]	1,068,661
51,664	Symantec Corp.[1]	970,250
		5,002,571
	Specialty Retail — 2.5%
21,052	American Eagle Outfitters, Inc.	500,617
12,990	Lowe's Cos., Inc.	349,301
32,156	TJX Cos., Inc. (The)	930,273
		1,780,191
	Textiles, Apparel & Luxury Goods — 1.6%
17,117	Nike, Inc. - Class B	1,134,173
	TOTAL COMMON STOCKS (Cost $61,787,790)	70,688,813

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Face Amount		Value
REPURCHASE AGREEMENT — 0.2%
$165,265	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of 165,285, due 11/1/07 (collateralized by a FG security with a par value of 175,614, coupon rate of 4.500%, due 12/1/20, market value of 170,497	$165,265
	TOTAL REPURCHASE AGREEMENT (Cost $165,265)	165,265

TOTAL INVESTMENTS (Cost $61,953,055)[2]	99.9%	$70,854,078
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	43,811
NET ASSETS	100.0%	$70,897,889

*  Percentages indicated are based on net assets.

1  Non income-producing security.

2  Aggregate cost for federal tax purposes was $61,968,487.

Abbreviations:

FG — Freddie Mac Gold

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Health Care Providers & Services	10.9%	$7,705,692
Computers & Peripherals	7.8	5,522,443
Software	7.1	5,002,571
Machinery	7.0	4,983,136
Semiconductors & Semiconductor Equipment	6.9	4,910,595
Food & Staples Retailing	5.9	4,180,127
Energy Equipment & Services	4.4	3,106,897
Oil, Gas & Consumable Fuels	4.2	2,953,924
Media	4.1	2,934,881
Metals & Mining	3.5	2,509,139
Pharmaceuticals	3.5	2,463,855
Aerospace & Defense	3.3	2,343,439
Capital Markets	3.0	2,116,037
Specialty Retail	2.5	1,780,191
Communications Equipment	2.1	1,477,641
Beverages	1.7	1,186,928
Commercial Services & Supplies	1.6	1,139,262
Textiles, Apparel & Luxury Goods	1.6	1,134,173
Leisure Equipment & Products	1.5	1,085,107
Personal Products	1.5	1,051,414
Internet Software & Services	1.5	1,036,575
Consumer Finance	1.4	1,024,801
Electronic Equipment & Instruments	1.4	1,011,794
Electrical Equipment	1.4	972,745
Household Durables	1.4	963,330
Real Estate Investment Trusts	1.4	961,352
Multi-Utilities	1.3	960,180
Diversified Financial Services	1.2	826,264
Multi-line Retail	1.1	812,819
Health Care Technology	0.9	648,779
Biotechnology	0.8	587,085
Health Care Equipment & Supplies	0.8	582,801
Hotels, Restaurants & Leisure	0.5	376,680
IT Services	0.5	336,156
TOTAL COMMON STOCKS	99.7%	$70,688,813
REPURCHASE AGREEMENTS	0.2	165,265
TOTAL INVESTMENTS	99.9%	$70,854,078

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 95.5%
	Aerospace & Defense — 3.7%
5,288	Lockheed Martin Corp.[1]	$581,892
3,775	Northrop Grumman Corp.[1]	315,665
3,598	Raytheon Co.[1]	228,869
7,403	United Technologies Corp.[1]	566,996
		1,693,422
	Air Freight & Logistics — 0.6%
18,955	Pacer International, Inc.[1]	279,397
	Airlines — 0.4%
12,167	Pinnacle Airlines Corp.[1,2]	192,725
	Auto Components — 1.1%
10,764	Johnson Controls, Inc.[1]	470,602
	Biotechnology — 1.1%
6,560	Genzyme Corp.[1,2]	498,363
	Building Products — 1.1%
14,384	Lennox International, Inc.[1]	513,509
	Capital Markets — 2.1%
2,080	Goldman Sachs Capital, Inc.[1]	515,673
6,297	Merrill Lynch & Co., Inc.[1]	415,728
		931,401
	Chemicals — 1.7%
3,194	Ashland, Inc.[1]	187,552
9,267	Dow Chemical Co. (The)[1]	417,385
2,700	Eastman Chemical Co.[1]	179,793
		784,730
	Commercial Banks — 1.9%
11,960	Keycorp[1]	340,262
14,962	Wells Fargo & Co.[1]	508,858
		849,120
	Commercial Services & Supplies — 5.2%
7,792	Avery Dennison Corp.[1]	451,157
19,711	Labor Ready, Inc.[1,2]	346,519
6,933	Manpower, Inc.[1]	518,172
10,157	United Stationers, Inc.[1,2]	588,192
12,915	Viad Corp.[1]	457,708
		2,361,748

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Communications Equipment — 2.5%
19,838	Cisco Systems, Inc.[1,2]	$655,845
7,838	Harris Corp.[1]	474,669
		1,130,514
	Computers & Peripherals — 2.0%
8,117	Hewlett-Packard Co.[1]	419,487
4,185	International Business Machines Corp.[1]	485,962
		905,449
	Construction & Engineering — 1.1%
5,548	Jacobs Engineering Group, Inc.[1,2]	483,508
	Consumer Finance — 0.6%
1	Discover Financial Services	19
6,291	First Marblehead Corp. (The)[1]	244,280
		244,299
	Containers & Packaging — 0.4%
6,577	Rock-Tenn Co. - Class A1	191,785
	Diversified Consumer Services — 0.9%
12,357	Regis Corp.[1]	415,195
	Diversified Financial Services — 0.8%
7,795	J.P. Morgan Chase & Co.[1]	366,365
	Diversified Telecommunication Services — 0.4%
3,790	CenturyTel, Inc.[1]	166,949
	Electronic Equipment & Instruments — 1.7%
9,487	Arrow Electronics, Inc.[1,2]	379,290
9,230	Avnet, Inc.[1,2]	385,076
		764,366
	Energy Equipment & Services — 2.8%
1,828	ENSCO International, Inc.[1]	101,436
5,890	Global Industries, Ltd.[1,2]	145,012
5,324	Grant Prideco, Inc.[1,2]	261,728
6,170	Halliburton Co.[1]	243,221
6,409	Oil States International, Inc.[1,2]	276,805
4,707	Tidewater, Inc.[1]	257,331
		1,285,533

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Food & Staples Retailing — 2.7%
18,406	Kroger Co. (The)[1]	$540,952
13,299	Safeway, Inc.[1]	452,166
9,386	Spartan Stores, Inc.[1]	208,651
		1,201,769
	Gas Utilities — 0.5%
6,634	WGL Holdings, Inc.[1]	225,025
	Health Care Providers & Services — 1.6%
4,213	Aetna, Inc.[1]	236,644
3,371	McKesson Corp.[1]	222,823
5,629	UnitedHealth Group, Inc.[1]	276,666
		736,133
	Hotels, Restaurants & Leisure — 3.1%
5,691	Bob Evans Farms, Inc.[1]	160,372
12,987	Darden Restaurants, Inc.[1]	558,441
8,904	McDonald's Corp.[1]	531,569
7,355	Papa John's International, Inc.[1,2]	171,372
		1,421,754
	Household Durables — 1.3%
9,340	American Greetings Corp. - Class A1	246,016
4,346	Whirlpool Corp.[1]	344,116
		590,132
	Insurance — 4.1%
3,330	AMBAC Financial Group, Inc.[1]	122,644
9,206	American Financial Group, Inc.[1]	275,259
5,546	Chubb Corp.[1]	295,879
4,453	Hartford Financial Services Group, Inc.[1]	432,074
3,594	Prudential Financial, Inc.[1]	347,612
7,494	Travelers Cos., Inc. (The)[1]	391,262
		1,864,730
	Internet Software & Services — 2.2%
13,583	eBay, Inc.[1,2]	490,346
28,688	United Online, Inc.[1]	504,909
		995,255
	IT Services — 3.8%
18,759	Electronic Data Systems Corp.[1]	405,007
4,066	Mastercard, Inc. - Class A1	770,710
17,939	Total System Services, Inc.[1]	537,452
		1,713,169

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Leisure Equipment & Products — 1.0%
15,134	Hasbro, Inc.[1]	$451,750
	Life Sciences Tools & Services — 2.0%
10,095	Applera Corp. - Applied Biosystems Group[1]	374,928
7,312	Varian, Inc.[1,2]	540,284
		915,212
	Machinery — 4.9%
3,404	Cummins, Inc.[1]	408,344
5,408	Eaton Corp.[1]	500,673
10,344	Illinois Tool Works, Inc.[1]	592,297
8,807	Parker Hannifin Corp.[1]	707,818
		2,209,132
	Media — 4.7%
12,335	CBS Corp. - Class B1	354,015
1	Citadel Broadcasting Corp.	4
14,675	Disney (Walt) Co.[1]	508,195
8,742	McGraw-Hill Cos. (The), Inc.[1]	437,450
7,593	Omnicom Group, Inc.[1]	387,091
25,038	Time Warner, Inc.[1]	457,194
		2,143,949
	Metals & Mining — 1.5%
4,936	Reliance Steel & Aluminum Co.[1]	288,016
3,755	United States Steel Corp.[1]	405,164
		693,180
	Multi-line Retail — 2.2%
11,726	Dollar Tree Stores, Inc.[1,2]	449,106
8,816	Target Corp.[1]	540,950
		990,056
	Multi-Utilities — 0.4%
3,639	PG&E Corp.[1]	178,056
	Office Electronics — 0.7%
18,800	Xerox Corp.[1,2]	327,872

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Oil, Gas & Consumable Fuels — 4.6%
3,698	Chevron Corp.[1]	$338,404
2,198	ConocoPhillips[1]	186,742
5,085	Exxon Mobil Corp.[1]	467,769
2,897	Hess Corp.[1]	207,454
9,246	Tesoro Corp.[1]	559,661
4,728	Valero Energy Corp.[1]	332,993
		2,093,023
	Pharmaceuticals — 4.7%
9,362	Forest Laboratories, Inc.[1,2]	365,773
13,120	King Pharmaceuticals, Inc.[1,2]	139,072
8,952	Merck & Co., Inc.[1]	521,544
19,459	Pfizer, Inc.[1]	478,886
15,259	Schering-Plough Corp.[1]	465,705
3,010	Wyeth[1]	146,376
		2,117,356
	Real Estate Investment Trusts — 2.7%
10,851	Hospitality Properties Trust[1]	429,700
13,302	iStar Financial, Inc.[1]	405,844
7,528	Rayonier, Inc.[1]	363,527
		1,199,071
	Semiconductors & Semiconductor Equipment — 5.3%
24,674	Applied Materials, Inc.[1]	479,169
21,802	Intel Corp.[1]	586,474
5,840	International Rectifier Corp.[1,2]	194,939
9,984	Kla-Tencor Corp.[1]	525,658
13,676	Varian Semiconductor Equipment Associates, Inc.[1,2]	629,369
		2,415,609
	Software — 4.1%
19,140	Cadence Design Systems, Inc.[1,2]	375,144
7,481	Jack Henry & Associates, Inc.[1]	218,595
18,318	Microsoft Corp.[1]	674,285
30,442	Symantec Corp.[1,2]	571,701
		1,839,725

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares/ Face Amount		Value
COMMON STOCKS* — (Continued)
	Specialty Retail — 2.6%
9,600	AnnTaylor Stores Corp.[1,2]	$297,504
19,514	RadioShack Corp.[1]	402,379
16,713	TJX Cos., Inc. (The)[1]	483,507
		1,183,390
	Textiles, Apparel & Luxury Goods — 1.1%
7,460	Nike, Inc. - Class B1	494,300
	Tobacco — 0.6%
2,865	Loews Corp. - Carolina Group[1]	245,760
	Trading Companies & Distributors — 1.0%
5,085	WW Grainger, Inc.[1]	457,243
	TOTAL COMMON STOCKS (Cost $39,608,744)	43,231,631
REPURCHASE AGREEMENT — 4.5%
$2,031,486	With State Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $2,031,726, due 11/1/07, (collateralized by a FG security with a par value of $2,136,641, coupon rate of 4.50%, due 12/1/20, market value of $2,074,386)	2,031,486
	TOTAL REPURCHASE AGREEMENTS (Cost $2,031,486)	2,031,486

TOTAL LONG INVESTMENTS (Cost $41,640,230)	100.0%	$45,263,117
COMMON STOCKS SOLD SHORT* — (69.9)%

	Aerospace & Defense — (2.5)%
(10,820)	BE Aerospace, Inc.[2]	(537,862)
(23,715)	Hexcel Corp.[2]	(593,587)
		(1,131,449)
	Biotechnology — (1.9)%
(9,863)	Amylin Pharmaceuticals, Inc.[2]	(444,032)
(8,918)	Keryx Biopharmaceuticals, Inc.[2]	(91,856)
(9,991)	Vertex Pharmaceuticals, Inc.[2]	(323,109)
		(858,997)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Building Products — (0.5)%
(6,141)	USG Corp.[2]	$(244,105)
	Capital Markets — (1.8)%
(10,113)	Calamos Asset Management, Inc. - Class A	(344,044)
(8,760)	Piper Jaffray Cos.[2]	(450,264)
		(794,308)
	Chemicals — (1.3)%
(12,771)	Scotts Miracle-Gro Co. (The) - Class A	(586,061)
	Commercial Banks — (1.6)%
(20,543)	South Financial Group (The), Inc.	(424,418)
(7,506)	Wintrust Financial Corp.	(275,771)
		(700,189)
	Commercial Services & Supplies — (5.1)%
(20,261)	Cenveo, Inc.[2]	(457,493)
(10,933)	Clean Harbors, Inc.[2]	(538,232)
(10,279)	Corrections Corp. of America[2]	(290,793)
(7,038)	Geo Group, Inc. (The)[2]	(222,612)
(8,050)	M&F Worldwide Corp.[2]	(422,383)
(4,740)	Mine Safety Appliances Co.	(217,045)
(7,780)	Mobile Mini, Inc.[2]	(139,495)
		(2,288,053)
	Computers & Peripherals — (1.1)%
(19,399)	Intermec, Inc.[2]	(493,122)
	Construction & Engineering — (1.3)%
(18,222)	Quanta Services, Inc.[2]	(601,326)
	Construction Materials — (1.1)%
(3,705)	Martin Marietta Materials, Inc.	(479,242)
	Containers & Packaging — (0.5)%
(4,275)	Temple-Inland, Inc.	(229,439)
	Electrical Equipment — (1.3)%
(14,826)	Energy Conversion Devices, Inc.[2]	(404,602)
(5,056)	II-VI, Inc.[2]	(175,645)
		(580,247)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Electronic Equipment & Instruments — (3.9)%
(44,654)	Cogent, Inc.[2]	$(659,539)
(13,112)	Cognex Corp.	(235,754)
(16,958)	Echelon Corp.[2]	(373,924)
(19,059)	OSI Systems, Inc.[2]	(477,047)
		(1,746,264)
	Energy Equipment & Services — (1.0)%
(3,995)	Diamond Offshore Drilling, Inc.	(452,354)
	Food & Staples Retailing — (1.0)%
(9,439)	Whole Foods Market, Inc.	(467,608)
	Hotels, Restaurants & Leisure — (3.0)%
(11,213)	Choice Hotels International, Inc.	(434,392)
(9,078)	Gaylord Entertainment Co.[2]	(494,569)
(12,068)	Scientific Games Corp. - Class A2	(436,258)
		(1,365,219)
	Household Durables — (1.6)%
(35,539)	Sealy Corp.	(469,826)
(6,783)	Universal Electronics, Inc.[2]	(244,866)
		(714,692)
	Insurance — (1.5)%
(22,916)	Conseco, Inc.[2]	(361,844)
(11,153)	Stewart Information Services Corp.	(323,437)
		(685,281)
	Internet Software & Services — (4.0)%
(13,462)	Akamai Technologies, Inc.[2]	(527,576)
(31,731)	Internap Network Services Corp.[2]	(528,638)
(11,257)	SAVVIS, Inc.[2]	(425,290)
(10,280)	Yahoo!, Inc.[2]	(319,708)
		(1,801,212)
	Life Sciences Tools & Services — (1.9)%
(3,890)	AMAG Pharmaceuticals, Inc.[2]	(254,211)
(10,598)	Illumina, Inc.[2]	(595,078)
		(849,289)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Machinery — (4.3)%
(5,264)	Dynamic Materials Corp.	$(289,625)
(11,158)	Esco Technologies, Inc.[2]	(461,830)
(51,123)	Flow International Corp.[2]	(429,944)
(11,381)	Lindsay Corp.	(559,945)
(3,150)	Middleby Corp. (The)[2]	(205,286)
		(1,946,630)
	Media — (4.5)%
(6,727)	Lamar Advertising Co.	(359,625)
(11,236)	Liberty Global, Inc. Series A2	(441,013)
(7,162)	RH Donnelley Corp.[2]	(392,836)
(24,900)	Warner Music Group Corp.	(253,482)
(693)	Washington Post Co. (The)	(588,357)
		(2,035,313)
	Metals & Mining — (0.7)%
(8,840)	Compass Minerals International, Inc.	(326,284)
	Multi-line Retail — (0.6)%
(33,335)	Retail Ventures, Inc.[2]	(289,014)
	Oil, Gas & Consumable Fuels — (2.9)%
(5,410)	ATP Oil & Gas Corp.[2]	(310,264)
(22,786)	Parallel Petroleum Corp.[2]	(466,429)
(10,216)	Southwestern Energy Co.[2]	(528,474)
		(1,305,167)
	Pharmaceuticals — (0.5)%
(17,842)	Nastech Pharmaceutical Co., Inc.[2]	(243,186)
	Real Estate Investment Trusts — (3.0)%
(5,893)	Federal Realty Investment Trust	(519,881)
(7,054)	Kilroy Realty Corp.	(458,792)
(16,423)	UDR, Inc.	(389,882)
		(1,368,555)
	Road & Rail — (0.7)%
(9,708)	Dollar Thrifty Automotive Group[2]	(334,926)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Semiconductors & Semiconductor Equipment — (4.8)%
(24,383)	Advanced Micro Devices, Inc.[2]	$(318,930)
(14,951)	Broadcom Corp. - Class A2	(486,655)
(12,588)	Microchip Technology, Inc.	(417,544)
(22,701)	Rambus, Inc.[2]	(449,253)
(13,312)	Tessera Technologies, Inc.[2]	(508,385)
		(2,180,767)
	Software — (4.5)%
(12,588)	Citrix Systems, Inc.[2]	(541,158)
(8,255)	Electronic Arts, Inc.[2]	(504,546)
(13,775)	Quality Systems, Inc.	(499,068)
(14,897)	Ultimate Software Group, Inc.[2]	(514,095)
		(2,058,867)
	Specialty Retail — (2.9)%
(14,558)	Aaron Rents, Inc.	(308,338)
(14,936)	O'Reilly Automotive, Inc.[2]	(493,187)
(19,885)	Urban Outfitters, Inc.[2]	(502,494)
		(1,304,019)
	Textiles, Apparel & Luxury Goods — (1.0)%
(12,068)	Cherokee, Inc.	(459,791)
	Thrifts & Mortgage Finance — (0.6)%
(25,755)	Bankatlantic Bancorp, Inc. - Class A	(105,853)
(12,200)	Sovereign Bancorp, Inc.	(176,046)
		(281,899)
	Trading Companies & Distributors — (1.0)%
(10,809)	GATX Corp.	(442,845)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(32,980,910))	(31,645,720)

TOTAL SHORT INVESTMENTS (Proceeds $(32,980,910))	(69.9)%	$(31,645,720)
TOTAL INVESTMENTS (Cost $8,659,320)[3]	30.1%	$13,617,397
OTHER ASSETS IN EXCESS OF LIABILITIES	69.9	31,677,057
NET ASSETS	100.0%	$45,294,454

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

*  Percentages indicated are based on net assets.

1  All or a portion of security pledged as collateral for securities sold short.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $8,664,697.

Abbreviations:

FG — Freddie Mac Gold

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Semiconductors & Semiconductor Equipment	5.3%	$2,415,609
Commercial Services & Supplies	5.2	2,361,748
Machinery	4.9	2,209,132
Media	4.7	2,143,949
Pharmaceuticals	4.7	2,117,356
Oil, Gas & Consumable Fuels	4.6	2,093,023
Insurance	4.1	1,864,730
Software	4.1	1,839,725
IT Services	3.8	1,713,169
Aerospace & Defense	3.7	1,693,422
Hotels, Restaurants & Leisure	3.1	1,421,754
Energy Equipment & Services	2.8	1,285,533
Food & Staples Retailing	2.7	1,201,769
Real Estate Investment Trusts	2.7	1,199,071
Specialty Retail	2.6	1,183,390
Communications Equipment	2.5	1,130,514
Internet Software & Services	2.2	995,255
Multi-line Retail	2.2	990,056
Capital Markets	2.1	931,401
Life Sciences Tools & Services	2.0	915,212
Computers & Peripherals	2.0	905,449
Commercial Banks	1.9	849,120
Chemicals	1.7	784,730
Electronic Equipment & Instruments	1.7	764,366
Health Care Providers & Services	1.6	736,133
Metals & Mining	1.5	693,180
Household Durables	1.3	590,132
Building Products	1.1	513,509
Biotechnology	1.1	498,363
Textiles, Apparel & Luxury Goods	1.1	494,300
Construction & Engineering	1.1	483,508
Auto Components	1.1	470,602
Trading Companies & Distributors	1.0	457,243
Leisure Equipment & Products	1.0	451,750
Diversified Consumer Services	0.9	415,195
Diversified Financial Services	0.8	366,365
Office Electronics	0.7	327,872
Air Freight & Logistics	0.6	279,397
Tobacco	0.6	245,760
Consumer Finance	0.6	244,299
Gas Utilities	0.5	225,025

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Long/Short Portfolio
INDUSTRY DIVERSIFICATION — (Concluded)

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
Airlines	0.4%	$192,725
Containers & Packaging	0.4	191,785
Multi-Utilities	0.4	178,056
Diversified Telecommunication Services	0.4	166,949
Short Positions:
Containers & Packaging	(0.5)	(229,439)
Pharmaceuticals	(0.5)	(243,186)
Building Products	(0.5)	(244,105)
Thrifts & Mortgage Finance	(0.6)	(281,899)
Multi-line Retail	(0.6)	(289,014)
Metals & Mining	(0.7)	(326,284)
Road & Rail	(0.7)	(334,926)
Trading Companies & Distributors	(1.0)	(442,845)
Energy Equipment & Services	(1.0)	(452,354)
Textiles, Apparel & Luxury Goods	(1.0)	(459,791)
Food & Staples Retailing	(1.0)	(467,608)
Construction Materials	(1.1)	(479,242)
Computers & Peripherals	(1.1)	(493,122)
Electrical Equipment	(1.3)	(580,247)
Chemicals	(1.3)	(586,061)
Construction & Engineering	(1.3)	(601,326)
Insurance	(1.5)	(685,281)
Commercial Banks	(1.6)	(700,189)
Household Durables	(1.6)	(714,692)
Capital Markets	(1.8)	(794,308)
Life Sciences Tools & Services	(1.9)	(849,289)
Biotechnology	(1.9)	(858,997)
Aerospace & Defense	(2.5)	(1,131,449)
Specialty Retail	(2.9)	(1,304,019)
Oil, Gas & Consumable Fuels	(2.9)	(1,305,167)
Hotels, Restaurants & Leisure	(3.0)	(1,365,219)
Real Estate Investment Trusts	(3.0)	(1,368,555)
Electronic Equipment & Instruments	(3.9)	(1,746,264)
Internet Software & Services	(4.0)	(1,801,212)
Machinery	(4.3)	(1,946,630)
Media	(4.5)	(2,035,313)
Software	(4.5)	(2,058,867)
Semiconductors & Semiconductor Equipment	(4.8)	(2,180,767)
Commercial Services & Supplies	(5.1)	(2,288,053)
TOTAL COMMON STOCKS	25.6%	$11,585,911
REPURCHASE AGREEMENT	4.5	2,031,486
TOTAL INVESTMENTS	30.1%	$13,617,397

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Shares		Value
COMMON STOCKS* — 125.8%
	Aerospace & Defense — 5.6%
3,632	L-3 Communications Holdings, Inc.[1]	$398,212
4,312	Lockheed Martin Corp.[1]	474,492
5,440	Northrop Grumman Corp.[1]	454,893
6,398	Raytheon Co.[1]	406,977
4,859	United Technologies Corp.[1]	372,151
		2,106,725
	Air Freight & Logistics — 0.6%
15,520	Pacer International, Inc.[1]	228,765
	Auto Components — 1.1%
15,260	American Axle & Manufacturing Holdings, Inc.[1]	419,039
	Building Products — 0.4%
4,134	Lennox International, Inc.[1]	147,584
	Capital Markets — 5.7%
7,884	Ameriprise Financial, Inc.[1]	496,534
3,055	Franklin Resources, Inc.[1]	396,173
1,946	Goldman Sachs Capital, Inc.[1]	482,452
1,773	Lehman Brothers Holdings, Inc.[1]	112,302
4,438	Merrill Lynch & Co., Inc.[1]	292,997
4,905	Morgan Stanley[1]	329,910
		2,110,368
	Chemicals — 0.8%
7,106	Celanese Corp. - Class A1	298,168
	Commercial Banks — 1.8%
7,867	Keycorp[1]	223,816
3,003	Regions Financial Corp.[1]	81,442
11,125	Wells Fargo & Co.[1]	378,361
		683,619
	Commercial Services & Supplies — 3.7%
18,500	Labor Ready, Inc.[1,2]	325,230
5,100	Manpower, Inc.[1]	381,174
6,146	United Stationers, Inc.[1,2]	355,915
8,320	Waste Management, Inc.[1]	302,765
		1,365,084
	Communications Equipment — 2.6%
7,700	Cisco Systems, Inc.[1,2]	254,562
8,905	Harris Corp.[1]	539,287
4,140	Qualcomm, Inc.[1]	176,902
		970,751

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Computers & Peripherals — 5.8%
11,840	Dell, Inc.[1,2]	$362,304
9,638	Hewlett-Packard Co.[1]	498,092
4,145	International Business Machines Corp.[1]	481,318
8,796	Lexmark International, Inc.[1,2]	369,344
7,780	NCR Corp.[1,2]	214,650
7,780	Teradata Corp.[2]	221,963
		2,147,671
	Construction & Engineering — 0.5%
5,760	EMCOR Group, Inc.[1,2]	198,317
	Consumer Finance — 0.7%
7,089	First Marblehead Corp. (The)[1]	275,266
	Diversified Consumer Services — 1.0%
11,131	Regis Corp.[1]	374,002
	Diversified Financial Services — 2.3%
7,216	CIT Group, Inc.[1]	254,292
4,820	Citigroup, Inc.[1]	201,958
8,251	J.P. Morgan Chase & Co.[1]	387,797
		844,047
	Diversified Telecommunication Services — 3.3%
10,017	AT&T, Inc.[1]	418,610
8,354	CenturyTel, Inc.[1]	367,994
9,626	Verizon Communications, Inc.[1]	443,470
		1,230,074
	Electronic Equipment & Instruments — 1.5%
3,565	Amphenol Corp. - Class A1	157,823
24	Arrow Electronics, Inc.[2]	959
9,800	Avnet, Inc.[1,2]	408,856
		567,638
	Energy Equipment & Services — 2.9%
1,840	National Oilwell Varco, Inc.[1,2]	134,762
11,966	Oil States International, Inc.[1,2]	516,811
1,892	Smith International, Inc.[1]	124,967
5,675	Tidewater, Inc.[1]	310,252
		1,086,792

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Food & Staples Retailing — 4.5%
5,300	CVS Caremark Corp.[1]	$221,381
17,234	Kroger Co. (The)[1]	506,507
4,325	Longs Drug Stores Corp.[1]	227,106
11,690	Safeway, Inc.[1]	397,460
14,647	Spartan Stores, Inc.[1]	325,603
		1,678,057
	Food Products — 0.9%
2,600	Sanderson Farms, Inc.[1]	90,480
146	Seaboard Corp.[1]	238,272
		328,752
	Gas Utilities — 1.3%
14,190	WGL Holdings, Inc.[1]	481,325
	Health Care Providers & Services — 3.2%
6,462	CIGNA Corp.[1]	339,190
5,488	McKesson Corp.[1]	362,757
5,198	Medco Health Solutions, Inc.[1,2]	490,587
		1,192,534
	Hotels, Restaurants & Leisure — 2.3%
10,017	Darden Restaurants, Inc.[1]	430,731
7,336	McDonald's Corp.[1]	437,959
		868,690
	Household Durables — 2.0%
13,800	American Greetings Corp. - Class A1	363,492
4,905	Whirlpool Corp.[1]	388,378
		751,870
	Insurance — 8.1%
6,046	Allstate Corp.[1]	316,810
5,740	American International Group, Inc.[1]	362,309
3,148	Assurant, Inc.[1]	183,969
7,619	Chubb Corp.[1]	406,474
2,782	Hartford Financial Services Group, Inc.[1]	269,937
5,136	Metlife, Inc.[1]	353,614
4,635	Prudential Financial, Inc.[1]	448,297
5,675	SAFECO Corp.[1]	328,583
7,124	Travelers Cos., Inc. (The)[1]	371,944
		3,041,937

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Internet Software & Services — 2.5%
14,036	eBay, Inc.[1,2]	$506,700
25,237	United Online, Inc.[1]	444,171
		950,871
	IT Services — 5.2%
5,920	Computer Sciences Corp.[1,2]	345,669
19,720	Electronic Data Systems Corp.[1]	425,755
2,518	Mastercard, Inc. - Class A1	477,287
17,512	SAIC, Inc.[1,2]	345,161
11,667	Total System Services, Inc.[1]	349,543
		1,943,415
	Leisure Equipment & Products — 1.2%
14,531	Hasbro, Inc.[1]	433,750
	Life Sciences Tools & Services — 1.1%
10,719	Applera Corp. - Applied Biosystems Group[1]	398,104
	Machinery — 5.8%
4,218	Cummins, Inc.[1]	505,991
5,198	Eaton Corp.[1]	481,231
2,456	Illinois Tool Works, Inc.[1]	140,631
3,606	Kennametal, Inc.[1]	328,903
7,680	Mueller Industries, Inc.[1]	276,173
5,466	Parker Hannifin Corp.[1]	439,302
		2,172,231
	Media — 7.6%
24,675	Belo Corp. - Class A1	456,488
12,690	CBS Corp. - Class B1	364,203
11,529	Disney (Walt) Co.[1]	399,249
6,969	McGraw-Hill Cos. (The), Inc.[1]	348,729
7,630	Omnicom Group, Inc.[1]	388,977
11,760	Scholastic Corp.[1,2]	465,461
22,158	Time Warner, Inc.[1]	404,605
		2,827,712
	Metals & Mining — 2.3%
9,594	Alcoa, Inc.[1]	379,827
1,260	Metal Management, Inc.[1]	66,238
7,101	Reliance Steel & Aluminum Co.[1]	414,343
		860,408

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Multi-line Retail — 2.5%
10,960	Big Lots, Inc.[1,2]	$262,821
8,300	Dollar Tree Stores, Inc.[1,2]	317,890
8,740	Family Dollar Stores, Inc.[1]	221,559
2,440	Target Corp.	149,718
		951,988
	Multi-Utilities — 1.6%
8,239	DTE Energy Co.[1]	408,654
4,091	PG&E Corp.[1]	200,173
		608,827
	Office Electronics — 1.2%
25,920	Xerox Corp.[1,2]	452,045
	Oil, Gas & Consumable Fuels — 7.3%
4,879	Chevron Corp.[1]	446,477
5,081	Exxon Mobil Corp.[1]	467,401
5,441	Hess Corp.[1]	389,630
8,023	Marathon Oil Corp.[1]	474,400
8,502	Tesoro Corp.[1]	514,626
5,900	Valero Energy Corp.[1]	415,537
		2,708,071
	Personal Products — 0.5%
4,835	NBTY, Inc.[1,2]	172,126
	Pharmaceuticals — 6.8%
7,619	Eli Lilly & Co.[1]	412,569
7,802	Forest Laboratories, Inc.[1,2]	304,824
5,947	Johnson & Johnson[1]	387,566
13,075	King Pharmaceuticals, Inc.[1,2]	138,595
7,152	Merck & Co., Inc.[1]	416,676
14,976	Pfizer, Inc.[1]	368,559
7,703	Schering-Plough Corp.[1]	235,096
5,340	Wyeth[1]	259,684
		2,523,569
	Real Estate Investment Trusts — 1.0%
8,251	iStar Financial, Inc.[1]	251,738
1,236	Simon Property Group, Inc.[1]	128,680
		380,418

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS* — (Continued)
	Semiconductors & Semiconductor Equipment — 3.4%
21,472	Applied Materials, Inc.[1]	$416,986
16,720	Intel Corp.[1]	449,768
7,897	Kla-Tencor Corp.[1]	415,777
		1,282,531
	Software — 4.3%
5,580	CA, Inc.[1]	147,591
15,080	Microsoft Corp.[1]	555,095
26,942	Symantec Corp.[1,2]	505,971
42,120	TIBCO Software, Inc.[1,2]	386,661
		1,595,318
	Specialty Retail — 3.0%
5,517	Best Buy Co., Inc.[1]	267,685
6,613	Brown Shoe Co., Inc.[1]	134,905
19,828	Gap, Inc. (The)[1]	374,749
11,412	TJX Cos., Inc. (The)[1]	330,149
		1,107,488
	Textiles, Apparel & Luxury Goods — 1.7%
10,000	Liz Claiborne, Inc.[1]	284,700
5,040	Nike, Inc. - Class B1	333,950
		618,650
	Thrifts & Mortgage Finance — 0.7%
7,440	Centerline Holding Co.[1]	102,672
2,520	Fannie Mae[1]	143,741
		246,413
	Tobacco — 1.7%
4,832	Loews Corp. - Carolina Group[1]	414,489
4,300	Universal Corp/Richmond VA1	209,582
		624,071
	Trading Companies & Distributors — 1.8%
9,033	Applied Industrial Techologies, Inc.[1]	320,220
3,990	WW Grainger, Inc.[1]	358,781
		679,001
	TOTAL COMMON STOCKS (Cost $44,878,093)	46,934,082

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares/ Face Amount		Value
REPURCHASE AGREEMENT — 1.9%
$725,276	With State Street Bank and Trust Co., dated 10/31/07, 4.25%, principal and interest in the amount of $725,362, due 11/1/07 (collateralized by a FG security with a par value of $765,177, coupon rate of 4.50%, due 12/1/20, market value of $742,882)	$725,276
	TOTAL REPURCHASE AGREEMENT (Cost $725,276)	725,276
TOTAL LONG INVESTMENTS (Cost $45,603,369)	127.7%	$47,659,358
COMMON STOCKS SOLD SHORT — (27.7)%
	Aerospace & Defense — (1.0)%
(8,178)	Gencorp, Inc.[2]	(96,337)
(6,360)	Hexcel Corp.[2]	(159,191)
(2,655)	Ladish Co., Inc.[2]	(121,838)
		(377,366)
	Biotechnology — (0.7)%
(2,799)	Amylin Pharmaceuticals, Inc.[2]	(126,011)
(4,388)	Vertex Pharmaceuticals, Inc.[2]	(141,908)
		(267,919)
	Building Products — (0.3)%
(2,689)	USG Corp.[2]	(106,888)
	Capital Markets — (0.4)%
(2,760)	Piper Jaffray Cos.[2]	(141,864)
	Chemicals — (0.5)%
(3,761)	Scotts Miracle-Gro Co. (The) - Class A	(172,592)
	Commercial Services & Supplies — (1.4)%
(6,503)	Cenveo, Inc.[2]	(146,838)
(2,720)	Clean Harbors, Inc.[2]	(133,905)
(4,811)	Corrections Corp. of America[2]	(136,103)
(4,280)	Covanta Holding Corp.[2]	(116,031)
		(532,877)
	Communications Equipment — (1.1)%
(3,560)	F5 Networks, Inc.[2]	(128,267)
(9,880)	MasTec, Inc.[2]	(156,005)
(18,600)	Sonus Networks, Inc.[2]	(128,340)
		(412,612)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS SOLD SHORT — (Continued)
	Construction Materials — (0.4)%
(1,879)	Texas Industries, Inc.	$(137,280)
	Containers & Packaging — (0.3)%
(2,323)	Temple-Inland, Inc.	(124,675)
	Diversified Consumer Services — (0.4)%
(4,645)	Coinstar, Inc.[2]	(160,020)
	Electrical Equipment — (0.3)%
(4,432)	Energy Conversion Devices, Inc.[2]	(120,949)
	Electronic Equipment & Instruments — (1.7)%
(12,082)	Cogent, Inc.[2]	(178,451)
(6,784)	Cognex Corp.	(121,977)
(3,100)	DTS Inc/DE2	(88,133)
(5,000)	Echelon Corp.[2]	(110,250)
(5,402)	OSI Systems, Inc.[2]	(135,212)
		(634,023)
	Hotels, Restaurants & Leisure — (2.3)%
(6,189)	BJ's Restaurants, Inc.[2]	(122,480)
(4,014)	Choice Hotels International, Inc.	(155,503)
(2,800)	Gaylord Entertainment Co.[2]	(152,544)
(6,333)	Isle of Capri Casinos, Inc.[2]	(128,243)
(3,780)	Scientific Games Corp. - Class A2	(136,647)
(5,887)	Starbucks Corp.[2]	(157,065)
		(852,482)
	Household Durables — (0.7)%
(9,658)	Sealy Corp.	(127,679)
(3,440)	Universal Electronics, Inc.[2]	(124,184)
		(251,863)
	Insurance — (1.0)%
(8,106)	Conseco, Inc.[2]	(127,994)
(2,778)	First American Corp.	(83,618)
(1,638)	LandAmerica Financial Group, Inc.	(45,520)
(3,493)	Stewart Information Services Corp.	(101,297)
		(358,429)
	Internet Software & Services — (2.2)%
(4,220)	Akamai Technologies, Inc.[2]	(165,382)
(3,076)	SAVVIS, Inc.[2]	(116,211)
(2,926)	Sohu.com, Inc.[2]	(175,296)
(8,560)	Visual Sciences Inc/San Diego CA2	(155,792)
(7,247)	Yahoo!, Inc.[2]	(225,382)
		(838,063)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Shares		Value
COMMON STOCKS SOLD SHORT — (Continued)
	IT Services — (0.5)%
(5,861)	Iron Mountain, Inc.[2]	$(203,553)
	Machinery — (1.6)%
(2,260)	Dynamic Materials Corp.	(124,345)
(12,548)	Flow International Corp.[2]	(105,529)
(2,686)	Lindsay Corp.	(132,151)
(3,360)	RBC Bearings, Inc.[2]	(135,038)
(2,260)	Tennant Co.	(106,582)
		(603,645)
	Marine — (0.4)%
(2,542)	Alexander & Baldwin, Inc.	(133,150)
	Media — (2.6)%
(2,655)	Arbitron, Inc.	(134,396)
(2,463)	Lamar Advertising Co.	(131,672)
(3,520)	Liberty Global, Inc. Series A2	(138,160)
(2,020)	Morningstar, Inc.[2]	(150,328)
(10,400)	RCN Corp.[2]	(151,840)
(2,122)	RH Donnelley Corp.[2]	(116,392)
(180)	Washington Post Co. (The)	(152,820)
		(975,608)
	Metals & Mining — (0.1)%
(558)	RTI International Metals, Inc.[2]	(43,625)
	Multi-line Retail — (0.7)%
(7,120)	Bon-Ton Stores (The), Inc.	(126,024)
(15,980)	Retail Ventures, Inc.[2]	(138,547)
		(264,571)
	Office Electronics — (0.2)%
(2,004)	Zebra Technologies Corp. - Class A2	(78,336)
	Real Estate Investment Trusts — (1.1)%
(3,310)	Equity Residential Properties Trust	(138,292)
(1,580)	Federal Realty Investment Trust	(139,387)
(5,320)	UDR, Inc.	(126,297)
		(403,976)
	Semiconductors & Semiconductor Equipment — (2.3)%
(10,600)	Advanced Micro Devices, Inc.[2]	(138,648)
(4,616)	Diodes, Inc.[2]	(152,605)
(3,636)	Microchip Technology, Inc.	(120,606)
(4,180)	Netlogic Microsystems, Inc.[2]	(138,776)
(7,920)	Rambus, Inc.[2]	(156,737)
(3,860)	Tessera Technologies, Inc.[2]	(147,413)
		(854,785)

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Shares		Value
COMMON STOCKS SOLD SHORT — (Continued)
	Software — (1.6)%
(5,442)	ACI Worldwide, Inc.[2]	$(124,458)
(1,700)	MicroStrategy, Inc. - Class A2	(167,161)
(515)	Net 1 UEPS Technologies, Inc.[2]	(16,490)
(3,746)	Quality Systems, Inc.	(135,718)
(4,360)	Ultimate Software Group, Inc.[2]	(150,464)
		(594,291)
	Specialty Retail — (1.1)%
(14,360)	Casual Male Retail Group, Inc.[2]	(120,050)
(3,458)	O'Reilly Automotive, Inc.[2]	(114,183)
(7,266)	Urban Outfitters, Inc.[2]	(183,612)
		(417,845)
	Textiles, Apparel & Luxury Goods — (0.4)%
(3,513)	Cherokee, Inc.	(133,845)
	Thrifts & Mortgage Finance — (0.4)%
(12,669)	Bankatlantic Bancorp, Inc. - Class A	(52,070)
(6,557)	Sovereign Bancorp, Inc.	(94,617)
		(146,687)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(11,087,425))	(10,343,819)

TOTAL SHORT INVESTMENTS (Proceeds $(11,087,425))	(27.7)%	$(10,343,819)
TOTAL INVESTMENTS (Cost $34,515,944)[3]	100.0%	$37,315,539
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(13,122)
NET ASSETS	100.0%	$37,302,417

*  Percentages indicated are based on net assets.

1  All or a portion of security pledged as collateral for securities sold short.

2  Non income-producing security.

3  Aggregate cost for federal tax purposes was $34,593,409.

Abbreviations:

FG — Freddie Mac Gold

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Insurance	8.1%	$3,041,937
Media	7.6	2,827,712
Oil, Gas & Consumable Fuels	7.3	2,708,071
Pharmaceuticals	6.8	2,523,569
Machinery	5.8	2,172,231
Computers & Peripherals	5.8	2,147,671
Capital Markets	5.7	2,110,368
Aerospace & Defense	5.6	2,106,725
IT Services	5.2	1,943,415
Food & Staples Retailing	4.5	1,678,057
Software	4.3	1,595,318
Commercial Services & Supplies	3.7	1,365,084
Semiconductors & Semiconductor Equipment	3.4	1,282,531
Diversified Telecommunication Services	3.3	1,230,074
Health Care Providers & Services	3.2	1,192,534
Specialty Retail	3.0	1,107,488
Energy Equipment & Services	2.9	1,086,792
Communications Equipment	2.6	970,751
Multi-line Retail	2.5	951,988
Internet Software & Services	2.5	950,871
Hotels, Restaurants & Leisure	2.3	868,690
Metals & Mining	2.3	860,408
Diversified Financial Services	2.3	844,047
Household Durables	2.0	751,870
Commercial Banks	1.8	683,619
Trading Companies & Distributors	1.8	679,001
Tobacco	1.7	624,071
Textiles, Apparel & Luxury Goods	1.7	618,650
Multi-Utilities	1.6	608,827
Electronic Equipment & Instruments	1.5	567,638
Gas Utilities	1.3	481,325
Office Electronics	1.2	452,045
Leisure Equipment & Products	1.2	433,750
Auto Components	1.1	419,039
Life Sciences Tools & Services	1.1	398,104
Real Estate Investment Trusts	1.0	380,418
Diversified Consumer Services	1.0	374,002
Food Products	0.9	328,752
Chemicals	0.8	298,168
Consumer Finance	0.7	275,266
Thrifts & Mortgage Finance	0.7	246,413

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Total Market Portfolio
INDUSTRY DIVERSIFICATION — (Concluded)

On October 31, 2007, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
Air Freight & Logistics	0.6%	$228,765
Construction & Engineering	0.5	198,317
Personal Products	0.5	172,126
Building Products	0.4	147,584
Short Positions:
Metals & Mining	(0.1)	(43,625)
Office Electronics	(0.2)	(78,336)
Building Products	(0.3)	(106,888)
Electrical Equipment	(0.3)	(120,949)
Containers & Packaging	(0.3)	(124,675)
Marine	(0.4)	(133,150)
Textiles, Apparel & Luxury Goods	(0.4)	(133,845)
Construction Materials	(0.4)	(137,280)
Capital Markets	(0.4)	(141,864)
Thrifts & Mortgage Finance	(0.4)	(146,687)
Diversified Consumer Services	(0.4)	(160,020)
Chemicals	(0.5)	(172,592)
IT Services	(0.5)	(203,553)
Household Durables	(0.7)	(251,863)
Multi-line Retail	(0.7)	(264,571)
Biotechnology	(0.7)	(267,919)
Insurance	(1.0)	(358,429)
Aerospace & Defense	(1.0)	(377,366)
Real Estate Investment Trusts	(1.1)	(403,976)
Communications Equipment	(1.1)	(412,612)
Specialty Retail	(1.1)	(417,845)
Commercial Services & Supplies	(1.4)	(532,877)
Software	(1.6)	(594,291)
Machinery	(1.6)	(603,645)
Electronic Equipment & Instruments	(1.7)	(634,023)
Internet Software & Services	(2.2)	(838,063)
Hotels, Restaurants & Leisure	(2.3)	(852,482)
Semiconductors & Semiconductor Equipment	(2.3)	(854,785)
Media	(2.6)	(975,608)
TOTAL COMMON STOCKS	98.1%	$36,590,263
REPURCHASE AGREEMENT	1.9	725,276
TOTAL INVESTMENTS	100.0%	$37,315,539

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Glenmede Fund, Inc. (the "Fund") consists of thirteen portfolios: the Government Cash Portfolio, the Tax-Exempt Cash Portfolio, the Core Fixed Income Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Large Cap Value Portfolio, the International Portfolio, the Philadelphia International Fund, the U.S. Emerging Growth Portfolio, the Large Cap 100 Portfolio, the Large Cap Growth Portfolio, the Long/Short Portfolio (formerly, the Absolute Return Portfolio) and the Total Market Portfolio (formerly, the Total Market Long/Short Portfolio), (each, a "Portfolio" and collectively, the "Portfolios"). The Fund was incorporated in the State of Maryland on June 30, 1988, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Since January 2, 1998, the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class. The Long/Short Portfolio commenced operations on September 29, 2006. The Total Market Portfolio commenced operations on December 21, 2006.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Valuation of Securities: As permitted under Rule 2a-7 of the 1940 Act, securities held by the Government Cash and Tax-Exempt Cash Portfolios are valued by the "amortized cost" method of valuation, which approximates current value. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

Equity securities listed on a United States ("US") securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price. Securities listed on a foreign exchange and unlisted foreign securities are valued at the last quoted sales price available before the time when assets are valued.

Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price is used. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when the Portfolio's investment advisor believes such prices reflect the fair market value of such

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

securities. Debt securities purchased by non-money market Portfolios with remaining maturities of 60 days or less are valued at amortized cost. Securities with remaining maturities exceeding 60 days are valued at their market or fair value until the 61st day prior to maturity and are valued at amortized cost, thereafter.

When market quotations are not readily available or events occur that make established valuation methods unreliable, securities and other assets are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors of the Fund (the "Board"). In that regard, at October 31, 2007, substantially all foreign equity securities held by the International Portfolio and Philadelphia International Fund were fair valued using valuations provided by an independent valuation service.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The seller's obligation is secured by collateral (underlying securities) segregated on behalf of the Portfolio. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to collect the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio's investment advisor, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

Forward Foreign Currency Contracts: The International Portfolio and Philadelphia International Fund may enter into forward foreign exchange contracts to hedge currency risk of securities denominated in a foreign currency. Forward foreign exchange contracts are valued at the forward rate and marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no forward foreign currency contracts open as of October 31, 2007.

Foreign Currency Translation: The books and records of each Portfolio are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

Foreign Securities: The Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, U.S. Emerging Growth Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, International Portfolio, Philadelphia International Fund, Long/Short Portfolio and Total Market Portfolio may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable US companies and the US government. This is particularly true with respect to emerging markets in developing countries.

Reverse Repurchase Agreements: The Government Cash Portfolio, Core Fixed Income Portfolio, Long/Short Portfolio and Total Market Portfolio may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Portfolio sells a security subject to an obligation to repurchase the security from the buyer at a later date and price thereby determining the yield during the buyer's holding period. The use of reverse repurchase agreements involves certain risks in that the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Portfolio will maintain cash, US Government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances, the Government Cash Portfolio, the Core Fixed Income Portfolio, Long/Short Portfolio and Total Market Portfolio will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements. There were no open reverse repurchase agreements as of October 31, 2007.

Interest-Only Securities: The Core Fixed Income Portfolio may invest in interest-only securities, which are the interest portions of "stripped" securities. The holders

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

of interest-only securities receive the interest on the underlying security, but no principal payments. While the timing of the interest receipts is known, the amount of interest to be received is not known.

Principal-Only Securities: The Core Fixed Income Portfolio may invest in principal-only securities, which are the principal portions of "stripped" securities. The holders of principal-only securities receive the principal on the underlying security, but no interest payments.

Collateralized Mortgage Obligations: The Core Fixed Income Portfolio may invest in collateralized mortgage obligations, which are backed by a pool of mortgages or mortgage-backed securities. The bonds that form collateralized mortgage obligations are grouped into classes, which have different coupon rates or maturities. The principal cash flows of the underlying pool of mortgages are channeled sequentially into each class.

TBA/When-Issued Purchase Commitments: The Core Fixed Income Portfolio may enter into TBA (to be announced)/when-issued purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

Options Transactions: The Strategic Equity Portfolio, Large Cap Value Portfolio and Long/Short Portfolio may purchase or write option contracts to hedge against changes in the value of securities the portfolio owns or expects to own. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a covered call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. There were no option contracts open or outstanding as of October 31, 2007.

Futures: The Long/Short Portfolio may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

exchange on which they are traded. There were no open futures contracts outstanding at October 31, 2007.

Lending of Portfolio Securities: Each Portfolio, using State Street Bank and Trust Company ("State Street") (as successor to, Investors Bank & Trust Company ("IBT")) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "Income from security lending" in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral, which is invested by the lending agent in short-term instruments, in an amount at least equal to the current market value of the loaned securities. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Portfolio are for the same or similar services as fees paid by the applicable portfolio, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of each applicable Portfolio's Statement of Assets and Liabilities and Schedule of Portfolio Investments. Although risk is mitigated by the collateral, a Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.

Swap Agreements: The Long/Short Portfolio may enter into swap agreements for hedging purposes or to seek to increase total return. In a standard swap transaction, two parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on particular assets, which may be adjusted for transaction costs, interest payments, dividends paid on the referenced assets or other factors. There were no open swap agreements as of October 31, 2007.

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Securities Sold Short: The Long/Short Portfolio and Total Market Portfolio may engage in short sales, which are sales by the Portfolio of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Portfolio will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Portfolio may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Portfolios sold the security short, while losses are potentially unlimited in size. Proceeds received from short sales may be maintained by a broker as collateral or may be released to the Portfolio and used to purchase additional securities or for any other purpose. Proceeds maintained by a broker are included in the "Cash collateral on deposit at broker" on the Statement of Assets and Liabilities. The Portfolio is required to maintain a segregated account of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the broker) until the Portfolio replaces a borrowed security. Depending on arrangements made with the broker or custodian, the Portfolio may not receive any payments (including

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

interest) on the deposits made with the broker or custodian. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Portfolio. As of October 31, 2007, the Long/Short Portfolio and the Total Market Portfolio had pledged securities in the amount of $39,965,511 and $43,438,060, respectively, and cash in the amount of $31,621,606 and $0, respectively, to Goldman Sachs & Co., or its affiliates, as collateral for short sales.

Exchange-traded Funds: The Long/Short Portfolio may invest in shares of exchange-traded funds ("ETFs"). An ETF seeks to track the performance of a particular market index. These indices include both broad-market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions, or industries. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ National Market System. To the extent that advisory or other fees paid by an ETF are for the same or similar services as the fees paid by the Long/Short Portfolio, there will be a layering of fees, which would increase expenses and decrease returns.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon thereafter as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, of the Government Cash and Tax-Exempt Cash Portfolios are declared each day the Portfolios are open for business and are paid monthly. Dividends from net investment income, if any, of the Core Fixed Income Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Strategic Equity, Small Cap Equity, Large Cap Value, International, Philadelphia International, U.S. Emerging Growth, Large Cap 100, Large Cap Growth, Long/Short and Total Market Portfolios are declared and paid quarterly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code, as amended (the "Code").

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

Income and Expense Allocation: Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size of the Portfolios. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as shareholder servicing fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Code, applicable to regulated investment companies, and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, redemptions in kind, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

On October 31, 2007, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring October 31,
Portfolio	2008	2009	2010	2011	2012
Tax-Exempt Cash Portfolio	$—	$128,382	$—	$—	$—
Core Fixed Income Portfolio	2,482,005	—	—	—	—
U.S. Emerging Growth Portfolio	—	562,713	427,605	427,605	—
Long/Short Portfolio	—	—	—	—	—
Total Market Portfolio	—	—	—	—	—

	Expiring October 31,
Portfolio	2013	2014	2015
Tax-Exempt Cash Portfolio	$—	$—	$—
Core Fixed Income Portfolio	—	435,604	—
U.S. Emerging Growth Portfolio	—	—	—
Long/Short Portfolio	—	85,999	7,438,452
Total Market Portfolio	—	—	2,501,922

As of October 31, 2007, substantially all the losses reflected above for U.S. Emerging Growth Portfolio are subject to certain IRS limitations.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

During the year ended October 31, 2007, the following Portfolios utilized capital loss carryforwards of the following:

Government Cash Portfolio	$4,173
Core Fixed Income Portfolio	168,900
U.S. Emerging Growth Portfolio	780,435

During the year ended October 31, 2007, Tax Exempt Cash Portfolio had a capital loss carryforward of $7,168 expire.

As of October 31, 2007, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total* Distributable Earnings
Government Cash Portfolio	$—	$3,247,400	$—	$3,247,400
Tax-Exempt Cash Portfolio	1,790,162	—	—	1,790,162
Core Fixed Income Portfolio	—	805,271	—	(1,761,389)
Strategic Equity Portfolio	—	—	447,317	25,196,465
Small Cap Equity Portfolio	—	—	—	57,456,376
Large Cap Value Portfolio	—	15,281	5,055	6,273,013
International Portfolio	—	1,661,681	7,496,369	299,731,485
Philadelphia International Fund	—	2,958,024	5,202,621	161,185,473
US Emerging Growth Portfolio	—	—	—	3,376,202
Large Cap 100 Portfolio		—	—	21,927,620
Large Cap Growth Portfolio	—	3,924	—	8,889,515
Long/Short Portfolio	—	130,248	—	(2,441,503)
Total Market Portfolio	—	49,120	—	301,390

* Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

The tax character of distributions paid during the year ended October 31, 2007 was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Government Cash Portfolio	$—	$40,227,722	$—	$—
Tax-Exempt Cash Portfolio	22,811,021	—	—	—

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Core Fixed Income Portfolio	$—	$9,100,267	$—	$—
Strategic Equity Portfolio	—	360,710	3,784,939	—
Small Cap Equity Portfolio	—	2,393,803	29,936,287	—
Large Cap Value Portfolio	—	2,705,408	2,444,110	—
International Portfolio	—	37,328,980	119,918,007	—
Philadelphia International Fund	—	24,244,526	53,903,696	—
US Emerging Growth Portfolio	—	—	2,269,333	175,926
Large Cap 100 Portfolio	—	965,261	4,688,126	—
Large Cap Growth Portfolio	—	101,284	2,268,723	—
Long/Short Portfolio	—	1,058,562	—	—
Total Market Portfolio	—	35,796	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

For the year ended October 31, 2007, Government Cash and Tax-Exempt Cash Portfolios' components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis.

For the year ended October 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, paydown reclassifications, distribution reclasses, net operating losses, and reclassifications related to the return of capital were identified and reclassified among the components of the Fund's net assets as follows:

Portfolio	Accumulated Net Investment Income	Net Realized Gain (Loss)	Paid-in Capital
Government Cash Portfolio	$10,225	$(10,225)	$—
Tax-Exempt Cash Portfolio	—	7,168	(7,168)
Core Fixed Income Portfolio	153,616	(153,616)	—
Strategic Equity Portfolio	42,536	(42,536)	—
Small Cap Equity Portfolio	(2,786)	16,902	(14,116)
Large Cap Value Portfolio	28	(28)	—
International Portfolio	(340,804)	340,804	—
Philadelphia International Fund	(230,784)	230,784	—
US Emerging Growth Portfolio	177,659	175,926	(353,585)
Large Cap 100 Portfolio	50,333	(18,614)	(31,719)
Large Cap Growth Portfolio	(4,757)	4,757	—
Long/Short Portfolio	7,631	(7,631)	—
Total Market Portfolio	2,789	(2,761)	(28)

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Since January 1, 2007, Glenmede Investment Management LP (the "Advisor"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"), has served as investment advisor to the Strategic Equity, Large Cap Value, International, Government Cash, Tax-Exempt Cash, Core Fixed Income, Small Cap Equity, U.S. Emerging Growth, Large Cap 100, Large Cap Growth, Long/Short and Total Market Portfolios, pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board. Prior thereto, investment advisory services were provided by Glenmede Trust's wholly-owned subsidiary, Glenmede Advisers, Inc.

The Government Cash and Tax-Exempt Cash Portfolios do not pay a management fee for advisory services. Glenmede Trust charges a fee directly to its clients, the investors in the Portfolios are the clients of Glenmede Trust, for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client and are generally 1.25% or less of the clients' assets under management. The Small Cap Equity, Strategic Equity, Large Cap Value, U.S. Emerging Growth, Large Cap 100 and Large Cap Growth Portfolios each pay the Advisor management fees at the annual rate of 0.55% of such Portfolio's average daily net assets. The Core Fixed Income and International Portfolios pay the Advisor management fees at the annual rate of 0.35% and 0.75%, respectively, of such Portfolio's average daily net assets.

The Long/Short and Total Market Portfolios pay the Advisor a management fee at the annual rate of 1.20% of such Portfolio's average daily net assets. The Advisor has contractually agreed to waive a portion of its management fees so that after giving effect to such contractual waiver, the management fee will be 0.75%. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio's average net assets, exceed 1.25% (excluding short-sale dividends, prime broker interest, brokerage commissions, taxes, interest and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 29, 2008. Shareholders of the Portfolios will be notified if the waivers/reimbursements are discontinued after that date.

Philadelphia International Advisors, LP ("PIA"), a limited partnership in which Glenmede Trust is a limited partner, serves as investment advisor to the Philadelphia International Fund. The Philadelphia International Fund pays a management fee to PIA at the annual rate of 0.75% of the Portfolio's average daily net assets. PIA has agreed to waive its fees to the extent necessary to ensure that the Portfolio's total operating expenses do not exceed 1.00% of the Portfolio's average net assets. No management fees were waived for the year ended October 31, 2007.

PIA also serves as investment sub-advisor to the International Portfolio. The Advisor has agreed to pay PIA a fee for its sub-investment services to the International Portfolio, calculated daily and payable monthly, at the annual rate of 0.26% of the Portfolio's average daily net assets.

The Institutional Class of Small Cap Equity Portfolio pays Glenmede Trust a shareholder servicing fee at the annual rate of 0.05% of such Portfolio's average daily net assets. The Government Cash, Tax-Exempt Cash and Core Fixed Income

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Portfolios each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.10% of such Portfolio's average daily net assets. Strategic Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Long/Short and Total Market Portfolios each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.20% of such Portfolio's average daily net assets. The International, U.S. Emerging Growth Portfolios and the Advisor Class of Small Cap Equity Portfolio each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.25% of such Portfolio's average daily net assets. The Philadelphia International Fund is not subject to a shareholder servicing plan and, accordingly, pays no shareholder servicing fee. The Advisor, Glenmede Trust and/or PIA may pay additional compensation out of their assets to selected institutions and other persons in connection with selling of shares and/or the servicing of Portfolio shareholders and other accounts managed by the Advisor, Glenmede Trust, or PIA.

State Street, as successor to IBT, serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, a registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. State Street is also paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund's compliance program. The Fund's Chief Compliance Officer holds the position of Senior Director at State Street.

Quasar Distributors, LLC ("Quasar") serves as distributor of the Portfolios' shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. IBT paid Quasar's fees through June 2008 and the Advisor is currently paying Quasar's out-of-pocket expenses.

Effective January 1, 2007, the annual fee for each Board member increased from $24,000 to $34,000. In addition to the annual fee, the Fund pays each Board member $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, and the Audit Committee Chairman receives an annual fee of $2,000 for his services as Chairman of the Audit Committee.

Expenses for the year ended October 31, 2007 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3. Purchases and Sales of Securities

For the year ended October 31, 2007, cost of purchases and proceeds from sales of investment securities other than US government securities and short-term securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$24,538,660	$25,773,098
Strategic Equity Portfolio	58,608,076	57,122,390
Small Cap Equity Portfolio	139,868,947	151,690,961
Large Cap Value Portfolio	56,599,524	64,619,699
International Portfolio	380,015,296	510,004,527
Philadelphia International Fund	236,156,059	252,697,551
U.S. Emerging Growth Portfolio	53,315,901	51,925,792
Large Cap 100 Portfolio	159,264,701	121,021,255

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Portfolio	Purchases	Sales
Large Cap Growth Portfolio	$73,765,882	$46,195,534
Long/Short Portfolio	98,755,760	89,603,637
Total Market Portfolio	83,036,386	46,669,092

For the year ended October 31, 2007, cost of purchases and proceeds from sales of long-term US government securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$262,619,432	$253,161,259

As of October 31, 2007, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	Depreciation	Net
Core Fixed Income Portfolio	$1,460,429	$1,109,480	$350,949
Strategic Equity Portfolio	26,140,959	1,391,811	24,749,148
Small Cap Equity Portfolio	66,836,443	9,380,067	57,456,376
Large Cap Value Portfolio	7,207,603	954,926	6,252,677
International Portfolio	308,697,349	18,123,914	290,573,435
Philadelphia International Fund	165,737,265	12,712,437	153,024,828
U.S. Emerging Growth Portfolio	6,550,230	1,756,105	4,794,125
Large Cap 100 Portfolio	25,924,809	3,997,189	21,927,620
Large Cap Growth Portfolio	9,980,146	1,094,555	8,885,591
Long/Short Portfolio	8,471,276	3,518,576	4,952,700
Total Market Portfolio	5,234,322	2,512,192	2,722,130

4. Common Stock

Since the Government Cash Portfolio and the Tax-Exempt Cash Portfolio have sold shares, issued shares as reinvestments of dividends, and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in the capital shares outstanding were as follows:

	Year Ended 10/31/07	Year Ended 10/31/06
Government Cash Portfolio:
Sold	$4,242,294,929	$3,837,388,847
Issued as reinvestment of dividends	134,554	109,305
Redeemed	(4,109,432,114)	(3,822,266,956)
Net increase	$132,997,369	$15,231,196
Tax-Exempt Cash Portfolio:
Sold	$2,747,183,199	$2,250,504,341
Redeemed	(2,805,912,923)	(2,096,873,550)
Net increase (decrease)	$(58,729,724)	$153,630,791

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/07		Year Ended 10/31/06
	Shares	Amount	Shares	Amount
Core Fixed Income Portfolio:
Sold	2,066,898	$21,783,262	1,946,607	$20,500,143
Issued as reinvestment of dividends	89,774	945,313	78,545	823,840
Redeemed	(1,492,244)	(15,727,591)	(1,684,115)	(17,680,393)
Net increase	664,428	$7,000,984	341,037	$3,643,590
Strategic Equity Portfolio:
Sold	678,455	$13,287,400	665,091	$11,874,604
Issued as reinvestment of dividends	191,934	3,778,807	341,160	6,080,483
Redeemed	(637,565)	(11,990,017)	(902,316)	(16,183,139)
Net increase	232,824	$5,076,190	103,935	$1,771,948
Small Cap Equity Portfolio (Advisor Class):
Sold	1,613,556	$29,233,649	934,695	$17,158,384
Issued as reinvestment of dividends	1,943,238	32,257,749	2,096,107	34,819,333
Redeemed	(2,098,301)	(36,805,522)	(2,332,330)	(43,162,866)
Redemptions in-kind	—	—	(910,552)	(17,000,000)
Net increase (decrease)	1,458,493	$24,685,876	(212,080)	$(8,185,149)
Small Cap Equity Portfolio (Institutional Class):
Sold	1,730	$30,000	—	$—
Issued as reinvestment of dividends	11	184	11	191
Redeemed	(1,730)	(31,817)	—	—
Net increase (decrease)	11	$(1,633)	11	$191
Large Cap Value Portfolio:
Sold	874,149	$10,147,127	1,974,139	$21,506,039
Issued as reinvestment of dividends	438,517	4,722,529	217,661	2,415,808
Redeemed	(1,717,515)	(20,454,630)	(425,492)	(4,684,235)
Net increase	(404,849)	$(5,584,974)	1,766,308	$19,237,612
International Portfolio:
Sold	2,319,012	$48,900,476	2,867,069	$58,857,503
Issued as reinvestment of dividends	7,224,498	136,569,373	5,660,829	110,914,978
Redeemed	(6,900,188)	(150,164,859)	(7,302,083)	(150,141,971)
Net increase (decrease)	2,643,322	$35,304,990	1,225,815	$19,630,510
Philadelphia International Fund:
Sold	6,196,219	$131,353,927	11,015,536	$228,601,786
Issued as reinvestment of dividends	2,753,307	54,582,905	2,578,058	51,218,930
Redeemed	(6,206,229)	(130,868,731)	(5,594,147)	(114,177,502)
Redemptions in-kind	—	—	(19,344,375)	(417,838,495)
Net increase (decrease)	2,743,297	$55,068,101	(11,344,928)	$(252,195,281)

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/07		Year Ended 10/31/06
	Shares	Amount	Shares	Amount
U.S. Emerging Growth Portfolio:
Sold	882,553	$6,698,063	3,109,513	$21,728,626
Issued as reinvestment of dividends	340,091	2,445,259	—	—
Redeemed	(694,465)	(5,297,450)	(622,748)	(4,402,313)
Net increase (decrease)	528,179	$3,845,872	2,486,765	$17,326,313
Large Cap 100 Portfolio:
Sold	3,567,395	$49,131,385	4,117,094	$50,371,917
Issued as reinvestment of dividends	340,290	4,679,117	120,022	1,562,344
Redeemed	(750,211)	(10,369,580)	(611,789)	(7,556,555)
Net increase	3,157,474	$43,440,922	3,625,327	$44,377,706
Large Cap Growth Portfolio:
Sold	2,271,058	$31,501,644	1,576,676	$19,177,705
Issued as reinvestment of dividends	164,464	2,290,547	36,994	479,288
Redeemed	(284,475)	(3,935,213)	(244,657)	(2,922,098)
Net increase	2,151,047	$29,856,978	1,369,013	$16,734,895
Long/Short Portfolio:
Sold	3,527,096	$35,444,327	1,985,638	$19,902,500
Issue as reinvestment of dividends	5,068	49,696	—	—
Redeemed	(776,461)	(7,618,842)	—	—
Net increase	2,755,703	$27,875,181	1,985,638	$19,902,500
Total Market Portfolio[1]:
Sold	3,907,076	$40,400,758	—	$—
Issued as reinvestment of dividends	496	5,079	—	—
Redeemed	(329,260)	(3,334,742)	—	—
Net increase	3,578,312	$37,071,095	—	$—

1 The Total Market Portfolio commenced operations on December 21, 2006.

As of October 31, 2007, with the exception of the Philadelphia International Fund, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolios' outstanding shares. The following Portfolios have shareholders which, to the Fund's knowledge, own beneficially 10% or more of the shares outstanding of the Portfolios as of October 31, 2007. The total percentage of the shares of a Portfolio held by such shareholders is as follows:

	10% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Government Cash Portfolio	1	24%
Core Fixed Income Portfolio	1	25%

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	10% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Small Cap Equity Portfolio (Advisor Class)	1	20%
Small Cap Equity Portfolio (Institutional Class)	1	100%
Large Cap Value Portfolio	2	21%
International Portfolio	1	29%

5. Lending of Portfolio Securities

As of October 31, 2007, the following Portfolios had outstanding loans of securities to certain approved brokers for which the Portfolios received collateral:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral	% of Total Assets on Loan
Government Cash Portfolio	$35,492,618	$36,136,511	4.20
Core Fixed Income Portfolio	25,956,281	26,647,634	10.67
Strategic Equity Portfolio	13,735,936	13,896,318	11.84
Small Cap Equity Portfolio	64,764,806	66,116,992	19.50
Large Cap Value Portfolio	210,737	219,326	0.49
International Portfolio	88,603,773	92,124,737	8.20
Philadelphia International Fund	54,365,423	56,624,802	8.74
U.S. Emerging Growth Portfolio	9,273,505	9,388,524	19.14
Large Cap 100 Portfolio	10,252,725	10,429,985	6.12

6. Recently Issued Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective during the first required financial reporting period for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Concluded)

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Philadelphia International Fund, U.S. Emerging Growth Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio (formerly, Absolute Return Portfolio) and Total Market Portfolio (formerly, Total Market Long/Short Portfolio):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and statement of cash flows and the financial highlights present fairly, in all material respects, the financial position of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Philadelphia International Fund, U.S. Emerging Growth Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio and Total Market Portfolio (constituting The Glenmede Fund, Inc., hereafter referred to as the "Fund") at October 31, 2007, the results of each of their operations for the periods then ended, the changes in each of their net assets for each of the periods indicated, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

THE GLENMEDE PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2007

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Assets:
Investments[1]:
Investments at value	$22,064,851	$15,173,820
Cash	49,209	118,461
Receivable for fund shares sold	165,000	—
Receivable from Administrator	20,272	40,466
Interest receivable	317,265	201,992
Prepaid expenses	773	581
Total assets	22,617,370	15,535,320
Liabilities:
Payable for Trustees' fees	1,191	32
Tax expense payable (Note 1)	20,272	40,466
Accrued expenses	11,930	9,633
Total liabilities	33,393	50,131
Net Assets	$22,583,977	$15,485,189
Net Assets consist of:
Par value ($0.001 of shares outstanding)	2,182	1,518
Paid-in capital in excess of par value	22,435,271	15,341,534
Undistributed net investment income	40,447	26,076
Accumulated net realized gain (loss) from investment transactions	(38,705)	—
Net unrealized appreciation on investments	144,782	116,061
Total Net Assets	22,583,977	15,485,189
Shares Outstanding	2,181,558	1,518,330
Net Asset Value Per Share	$10.35	$10.20
[1] Investments at cost	$21,920,069	$15,057,759

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2007

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Investment income:
Interest	$870,295	$629,282
Total investment income	870,295	629,282
Expenses:
Administration, transfer agent and custody fees	13,857	12,387
Professional fees	4,326	3,680
Shareholder report expenses	1,861	1,370
Shareholder servicing fees	33,837	24,053
Tax expense (Note 1)	20,272	40,466
Trustees' fees and expenses	5,299	2,987
Registration and filing fees	5,938	4,637
Other expenses	2,499	1,738
Total expenses	87,889	91,318
Reimbursement from Administrator	(20,272)	(40,466)
Net expenses	67,617	50,852
Net investment income	802,678	578,430
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	61,534	110,767
Net change in unrealized loss of:
Investments	(121,931)	(149,492)
Net realized and unrealized loss	(60,397)	(38,725)
Net increase in net assets resulting from operations	$742,281	$539,705

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 2007

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$802,678	$578,430
Net realized gain on:
Investment transactions	61,534	110,767
Net change in unrealized loss of:
Investments	(121,931)	(149,492)
Net increase in net assets resulting from operations	742,281	539,705
Distributions to shareholders from:
Net investment income	(831,258)	(606,585)
Net realized gain on investments	—	(15,161)
Net increase (decrease) in net assets from capital share transactions	242,638	(1,232,132)
Net increase (decrease) in net assets	153,661	(1,314,173)
NET ASSETS:
Beginning of year	22,430,316	16,799,362
End of year	$22,583,977	$15,485,189
Undistributed net investment income included in net assets at end of year	$40,447	$26,076

For the Year Ended October 31, 2006

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$797,280	$619,400
Net realized gain (loss) on:
Investment transactions	(52,696)	(1,321)
Net change in unrealized gain (loss) of:
Investments	100,695	10,603
Net increase in net assets resulting from operations	845,279	628,682
Distributions to shareholders from:
Net investment income	(792,434)	(625,617)
Net increase in net assets from capital share transactions	1,631,458	240,411
Net increase in net assets	1,684,303	243,476
NET ASSETS:
Beginning of year	20,746,013	16,555,886
End of year	$22,430,316	$16,799,362
Undistributed net investment income included in net assets at end of year	$69,027	$55,309

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Muni Intermediate Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.39	$10.36	$10.67	$10.69	$10.64
Income from investment operations:
Net investment income	0.37	0.37	0.37	0.39	0.43
Net realized and unrealized gain (loss) on investments	(0.03)	0.03	(0.31)	(0.02)	0.06
Total from investment operations	0.34	0.40	0.06	0.37	0.49
Distributions to shareholders from:
Net investment income	(0.38)	(0.37)	(0.37)	(0.39)	(0.44)
Total distributions	(0.38)	(0.37)	(0.37)	(0.39)	(0.44)
Net asset value, end of year	$10.35	$10.39	$10.36	$10.67	$10.69
Total return	3.36%	3.97%	0.55%	3.49%	4.67%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$22,584	$22,430	$20,746	$19,270	$20,320
Ratio of operating expenses before reimbursement to average net assets	0.39%	0.29%	0.29%	0.29%	0.20%
Ratio of operating expenses after reimbursement to average net assets	0.30%	0.29%	0.29%	0.29%	0.20%
Ratio of net investment income to average net assets	3.56%	3.63%	3.49%	3.58%	4.03%
Portfolio turnover rate	18%	17%	17%	28%	12%

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	New Jersey Muni Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.25	$10.25	$10.61	$10.73	$10.71
Income from investment operations:
Net investment income	0.37	0.38	0.37	0.40	0.44
Net realized and unrealized gain (loss) on investments	(0.02)	0.00 [1]	(0.27)	(0.11)	0.03
Total from investment operations	0.35	0.38	0.10	0.29	0.47
Distributions to shareholders from:
Net investment income	(0.39)	(0.38)	(0.38)	(0.41)	(0.45)
Net realized capital gains	(0.01)	—	(0.08)	—	—
Total distributions	(0.40)	(0.38)	(0.46)	(0.41)	(0.45)
Net asset value, end of year	$10.20	$10.25	$10.25	$10.61	$10.73
Total return	3.46%	3.84%	0.94%	2.78%	4.46%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$15,485	$16,799	$16,556	$18,329	$19,535
Ratio of operating expenses before reimbursement to average net assets	0.57%	0.29%	0.31%	0.28%	0.20%
Ratio of operating expenses after reimbursement to average net assets	0.32%	0.29%	0.31%	0.28%	0.20%
Ratio of net investment income to average net assets	3.61%	3.74%	3.62%	3.73%	4.09%
Portfolio turnover rate	19%	15%	31%	33%	9%

1 Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — 97.7%
	Pennsylvania — 90.5%
$100,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-55, (MBIA Insured), 5.375% due 11/1/14	$107,582
200,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-57, (FGIC Insured), 5.00% due 11/1/22	210,376
200,000	Allegheny County, PA, Higher Education Building Authority Revenue, Duquesne University, Series A, (FGIC Insured) : 5.00% due 3/1/17	213,480
560,000	5.00% due 3/1/18	591,030
300,000	Allegheny County, PA, Port Authority Special Revenue, (MBIA Insured), Prerefunded, 3/1/09 @ 101, 5.30% due 3/1/10	309,903
100,000	Allegheny County, PA, Sanitation Authority Revenue, (MBIA Insured), 5.00% due 12/1/17	107,711
500,000	Allegheny County, PA, Sanitation Authority Sewer Revenue, (MBIA Insured), 5.375% due 12/1/15	537,530
500,000	Boyertown, PA, Area School District, (FSA Insured), 5.00% due 10/1/17	536,045
500,000	Conneaut, PA, School District, Refunding, Series B, (FSA Insured), 5.00% due 11/1/20	542,895
240,000	Dauphin County, PA, General Authority Hospital Revenue, Escrowed to Maturity, (FGIC Insured), 6.125% due 7/1/10	248,753
305,000	Dauphin County, PA, Prerefunded, Series B, (AMBAC Insured), 5.00% due 11/15/17	330,873
95,000	Dauphin County, PA, Unrefunded Balance, (AMBAC Insured), 5.00% due 11/15/17	101,934
215,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), 5.25% due 7/1/16	231,428
285,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), Prerefunded 7/1/13 @ 100, 5.25% due 7/1/16	309,202
750,000	Delaware River Port Authority, PA and NJ Revenue, (FSA Insured), 5.25% due 1/1/12	775,852

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$100,000	Delaware River Port Authority, Pennsylvania, New Jersey & Delaware River Bridges Revenue, Escrowed to Maturity : 6.00% due 1/15/10	$103,211
90,000	6.50% due 1/15/11	94,502
300,000	Downington, PA, Area School District, General Obligation Unlimited, 5.50% due 2/1/10	313,320
500,000	Downington, PA, Area School District, General Obligation Unlimited, (FSA Insured) : 5.25% due 4/1/14	525,955
500,000	4.90% due 4/1/16	519,825
390,000	Geisinger Authority, PA, Health System, Refunding, 5.00% due 8/15/08	394,036
400,000	Great Valley School District, Chester County PA, (FSA State Aid Withholding), 5.00% due 2/15/18	427,640
250,000	Harrisburg, PA Authority, Recovery Facilities Revenue, Series D-2, (FSA Insured), Mandatory Put 12/1/13 @ 100, 5.00% due 12/1/33	265,453
200,000	Harrisburg, PA, Parking Authority Revenue, Refunding, (FSA Insured), 5.50% due 5/15/11	213,066
100,000	Hopewell, PA, Area School District, General Obligation, (FSA Insured), Prerefunded 9/1/08 @ 100, 4.90% due 9/1/09	101,185
300,000	Indiana County, PA, Municipal Services Authority, Sewer Revenue, (AMBAC Insured), 4.00% due 10/1/09	300,123
630,000	Jim Thorpe, PA, Area School District, (FSA Insured), 5.00% due 3/15/18	669,854
25,000	Lancaster, PA, Area Sewer Authority, Revenue, Escrowed to Maturity, 6.00% due 4/1/12	26,163
250,000	Moon Area School District, PA, General Obligation Unlimited, (FSA State Aid Withholding), 5.00% due 11/15/17	269,192
425,000	Northampton County, PA, Higher Education Authority Revenue - Lehigh University, 5.25% due 11/15/09	440,525
325,000	Northampton County, PA, Prerefunded 8/15/09 @ 100, 5.00% due 8/15/13	333,707
175,000	Northampton County, PA, Unrefunded Balance, 5.00% due 8/15/13	179,260

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$325,000	Northampton Township, PA, General Obligation Unlimited, (MBIA Insured), 4.60% due 11/15/10	$326,869
265,000	Northampton, PA, Bucks County Municipal Authority, Sewer Revenue, Escrowed to Maturity, 6.20% due 11/1/13	282,140
225,000	Pennsylvania Housing Finance Agency, Residential Development Section 8-A, Revenue, 4.00% due 7/1/09	226,616
230,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 61B, Revenue, 5.20% due 10/1/14	232,514
500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health Services, Series A, (AMBAC Insured), 5.00% due 8/15/20	526,985
435,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health Services, Series A, (MBIA Insured), 5.375% due 1/1/15	439,472
500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania, (AMBAC Insured), 5.00% due 8/15/10	520,280
400,000	Pennsylvania State Higher Educational Facilties Authority, Slippery Rock University Foundation, Series A, (XLCA Insured) : 5.00% due 7/1/20	423,880
500,000	5.00% due 7/1/24	519,645
145,000	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Escrowed to Maturity, Series A, (AMBAC Insured) : 5.25% due 12/1/13	149,114
60,000	5.25% due 12/1/14	61,702
85,000	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Prerefunded, Series A (AMBAC Insured) : 5.25% due 12/1/13	87,439
30,000	5.25% due 12/1/14	30,861
250,000	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Refunded Balance, Series B, (AMBAC Insured), 5.00% due 12/1/17	269,507
20,000	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Unrefunded Balance, Series A (AMBAC Insured) : 5.25% due 12/1/13	20,548
10,000	5.25% due 12/1/14	10,274

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$250,000	Pennsylvania State University, Series B, 5.25% due 8/15/21	$277,247
275,000	Pennsylvania State, General Obligation Unlimited, Refunding, (AMBAC Insured), 5.125% due 9/15/11	278,085
125,000	Pennsylvania State, Second Series, General Obligation Unlimited, 5.25% due 10/1/10	130,234
400,000	Philadelphia, PA, General Obligation Unlimited, (FSA Insured) : 5.00% due 9/15/11	418,652
500,000	5.25% due 9/15/13	525,630
150,000	5.25% due 9/15/16	157,689
460,000	Philadelphia, PA, General Obligation Unlimited, Series A (XLCA Insured), 5.25% due 2/15/14	492,002
500,000	Philadelphia, PA, Municipal Authority Revenue, Refunding - Lease - Series A, (FSA Insured), 5.25% due 5/15/09	513,670
540,000	Philadelphia, PA, Municipal Authority Revenue, Refunding - Lease - Series B, (FSA Insured) : 5.25% due 11/15/16	580,381
250,000	5.25% due 11/15/18	267,445
600,000	Pittsburgh, PA, Public Parking Authority Revenue, Series A, (FGIC Insured), 5.00% due 12/1/16	644,586
350,000	Pleasant Hills, PA, Authority Sewer Revenue, Refunding, (FGIC Insured), 5.00% due 9/1/12	354,084
185,000	Ringgold, PA, School District, Escrowed to Maturity, 6.20% due 1/15/13	196,729
250,000	Seneca Valley, PA, School District, Series A, General Obligation Unlimited, (FGIC Insured), 4.85% due 7/1/11	252,110
100,000	Shaler, PA, School District, General Obligation Unlimited, Series B, (FSA Insured), 4.50% due 9/1/10	100,867
250,000	State Public School Building Authority, PA, School Revenue, Garnet Valley School District Project, (AMBAC Insured), Prerefunded to 2/1/11 @100, 5.25% due 2/1/12	263,238
250,000	Wayne Highlands, PA, Area School District, General Obligation Unlimited, (FSA State Aid Withholding), 5.375% due 4/1/14	267,330

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$250,000	York, PA, General Authority Guaranteed Revenue, York City Recreation Corp., (AMBAC Insured), 5.50% due 5/1/15	$265,405
		20,444,841
	Puerto Rico — 7.2%
500,000	Puerto Rico Electric Power Authority Power Revenue, Refunding, (FSA Insured), Series VV, 5.25% due 7/1/27	556,220
1,000,000	Puerto Rico Electric Power Authority Power Revenue, Refunding, Series UU, (FSA Insured), 5.00% due 7/1/23	1,063,790
		1,620,010
	TOTAL MUNICIPAL BONDS (Cost $21,920,069)	22,064,851

TOTAL INVESTMENTS (Cost $21,920,069)[1]	97.7%	$22,064,851
OTHER ASSETS IN EXCESS OF LIABILITIES	2.3	519,126
NET ASSETS	100.0%	$22,583,977

*  Percentages indicated are based on net assets.

1  Aggregate cost for federal tax purposes was $21,920,069.

Abbreviations:

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

MBIA — Municipal Bond Investors Assurance

XLCA — XL Capital Assurance, Inc.

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
CREDIT QUALITY

On October 31, 2007, credit quality of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
MOODY'S CREDIT RATING:
Aaa	86.5%	$19,537,392
Aa	11.2	2,527,459
TOTAL MUNICIPAL BONDS	97.7%	$22,064,851
TOTAL INVESTMENTS	97.7%	$22,064,851

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — 98.0%
	Delaware — 6.9%
$500,000	Delaware River & Bay Authority, Development Revenue, (MBIA Insured) : 5.00% due 1/1/17	$535,040
500,000	5.00% due 1/1/19	528,310
		1,063,350
	New Jersey — 80.3%
370,000	Brigantine, NJ, (MBIA Insured), 5.00% due 8/15/12	370,425
450,000	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee Revenue, (AMBAC Insured), 5.25% due 1/1/18	491,499
150,000	Cherry Hill Township, NJ, General Obligation Unlimited, (FGIC Insured), Prerefunded 7/15/09 @ 100, 5.125% due 7/15/10	154,170
105,000	Delaware River Port Authority, Pennsylvania, New Jersey & Delaware River Bridges Revenue, Escrowed to Maturity : 5.625% due 1/15/09	106,296
145,000	6.00% due 1/15/10	149,656
85,000	6.50% due 1/15/11	89,252
440,000	Demarest, NJ, School District, (FSA Insured), 5.00% due 2/15/18	479,895
250,000	Hazlet Township, NJ, School District, General Obligation Unlimited, (FSA School Board Residual Fund Insured), 5.00% due 2/1/14	260,475
200,000	Hopewell Valley, NJ, Regional School District, General Obligation Unlimited, (FGIC School Board Residual Fund Insured), 5.00% due 8/15/12	207,464
250,000	Lenape, NJ, Regional School District, General Obligation Unlimited, (FGIC School Board Residual Fund Insured), 5.00% due 4/1/16	268,688
235,000	Mantua Township, NJ, School District, General Obligation Unlimited, (MBIA Insured), 5.00% due 3/1/13	247,916
200,000	Maplewood Township, NJ, General Improvements, General Obligation Unlimited, (FSA Insured), 5.00% due 2/1/09	203,922
100,000	Mercer County, NJ, Improvement Authority Revenue Refunding, Solid Waste, (County Guaranteed), Series 97, 5.20% due 9/15/08	101,556
120,000	Middlesex County, NJ, Improvement Authority Revenue, (County Guaranteed), 5.45% due 9/15/11	120,182

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$195,000	Monmouth County, NJ, Improvement Authority Revenue, Prerefunded 12/01/10 @ 100, Governmental Loan, (AMBAC Insured) : 5.00% due 12/1/12	$203,822
250,000	5.20% due 12/1/14	262,760
100,000	Monmouth County, NJ, Improvement Authority Revenue, Series A, (AMBAC Muni Government Guaranteed), 5.25% due 12/1/16	108,611
55,000	Monmouth County, NJ, Improvement Authority Revenue, Unrefunded, Governmental Loan, (AMBAC Insured) : 5.00% due 12/1/12	57,308
125,000	5.20% due 12/1/14	130,993
80,000	Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Prerefunded 12/1/08 @ 100, (MBIA Insured), 5.00% due 12/1/13	81,323
20,000	Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Unrefunded, (MBIA Insured), 5.00% due 12/1/13	20,305
500,000	New Jersey Building Authority, State Building Revenue, 5.00% due 6/15/13	510,530
360,000	New Jersey Economic Development Authority, Park Facilities Authority, Elizabeth Development Company, (AMBAC Insured), Series A, 5.00% due 10/15/16	391,158
450,000	New Jersey Economic Development Authority, School Facilities Construction, Series L, (AMBAC Insured), 5.00% due 3/1/18	477,981
300,000	New Jersey Economic Development Authority, School Facilities Construction, Series L, (FSA Insured), 5.25% due 3/1/12	320,055
250,000	New Jersey Health Care Facilities Financing Authority Revenue, Atlanticare Regional Medical Center, 5.00% due 7/1/16	262,535
500,000	New Jersey Sports & Exposition Authority Convention Center, Tobacco and Liquor Taxes, (MBIA Insured), Refunding, 5.125% due 9/1/14	513,655
250,000	New Jersey Sports & Exposition Authority State Contract, General Improvements, Series A, 5.00% due 3/1/10	258,320
250,000	New Jersey Sports & Exposition Authority State Contract, Recreational Facilities Improvements, (AMBAC Insured), Series A, 5.00% due 3/1/17	268,968

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$200,000	New Jersey State Economic Development Authority, School Facilities Construction Revenue, (MBIA Insured), Series C, Prerefunded 6/15/12 @ 100, 5.00% due 6/15/16	$212,430
500,000	New Jersey State Educational Facilities Authority, Higher Education Capacity Improvement Revenue Bonds, Series A (FSA Insured), 5.00% due 9/1/14	538,280
250,000	New Jersey State Educational Facilities Authority, Montclair State University, (AMBAC Insured), 5.00% due 7/1/19	267,105
500,000	New Jersey State Educational Facilities Authority, Montclair State University, (MBIA Insurer), Series J, 5.25% due 7/1/17	552,630
500,000	New Jersey State Educational Facilities Authority, Revenue, Higher Education Facilities Trust Fund, (FSA Insured), Series A, 5.00% due 9/1/16	537,945
100,000	New Jersey State Educational Facilities Authority, Revenue, Institutional Advanced Studies, Series F, 5.00% due 7/1/09	101,127
250,000	New Jersey State Educational Facilities Authority, Richard Stockton College, (AMBAC Insured), 5.00% due 7/1/17	268,660
200,000	New Jersey State Health Care Facilities Financing Authority, Revenue, Kennedy Health System Project, (MBIA Insured), Series A, 5.00% due 7/1/09	202,198
295,000	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, (FSA Insured), Series B : 5.55% due 11/1/09	304,679
165,000	5.75% due 11/1/11	171,735
250,000	New Jersey State Transportation Trust Fund Authority, Transit Revenue, Series A, (FGIC Insured), 5.00% due 6/15/17	268,655
130,000	New Jersey State Transportation Trust Fund Authority, Transit Revenue, Series A, Prerefunded, 6/15/09 @ 100, 5.00% due 6/15/13	133,189
70,000	New Jersey State Turnpike Authority, Turnpike Revenue, (MBIA Insured), Series A, 5.75% due 1/1/18	73,046
180,000	New Jersey State Turnpike Authority, Turnpike Revenue, (MBIA Insured), Series A, Prerefunded to 1/01/10 @ 100, 5.75% due 1/1/18	188,638
250,000	New Jersey State, Certificates of Participation, (AMBAC Insured), Escrowed to Maturity, 5.00% due 6/15/11	262,645

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2007

Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$10,000	New Jersey State, Wastewater Treatment Trust Revenue, Series A, Unrefunded Balance, 5.25% due 9/1/13	$10,013
200,000	Passaic County, NJ, General Obligation Unlimited, (FSA Insured), 5.25% due 6/1/15	212,686
500,000	Union County, NJ, 5.00% due 3/1/17	523,535
300,000	Vineland, NJ, (MBIA Insured), 5.00% due 3/1/23	325,497
150,000	Warren Township, NJ, School District, General Obligation Unlimited, (School Board Residual Fund Insured), 5.35% due 3/15/10	156,501
		12,430,914
	Pennsylvania — 3.8%
435,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), 5.25% due 7/1/16	468,238
115,000	Delaware River Joint Toll Bridge Commission, Revenue, Series A, (MBIA Insured), 5.00% due 7/1/13	122,998
		591,236
	Puerto Rico — 7.0%
500,000	Puerto Rico Electric Power Authority Power Revenue, Refunding, (FSA Insured), Series VV, 5.25% due 7/1/27	556,220
500,000	Puerto Rico Municipal Finance Agency, (FSA Insured), Series A, 5.25% due 8/1/18	532,100
		1,088,320
	TOTAL MUNICIPAL BONDS (Cost $15,057,759)	15,173,820

TOTAL INVESTMENTS (Cost $15,057,759)[1]	98.0%	$15,173,820
OTHER ASSETS IN EXCESS OF LIABILITIES	2.0	311,369
NET ASSETS	100.0%	$15,485,189

*  Percentages indicated are based on net assets.

1  Aggregate cost for federal tax purposes was $15,057,759.

Abbreviations:

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

MBIA — Municipal Bond Investors Assurance

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
CREDIT QUALITY

On October 31, 2007, credit quality of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
MOODY'S CREDIT RATING:
Aaa	84.7%	$13,107,472
Aa	5.8	901,774
A	7.5	1,164,574
TOTAL MUNICIPAL BONDS	98.0%	$15,173,820
TOTAL INVESTMENTS	98.0%	$15,173,820

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Glenmede Portfolios (the "Fund") is an investment company that was organized as a Massachusetts business trust on March 3, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2007, the Fund offered shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is classified as non-diversified.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

Valuation of Securities: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. When market quotations are not readily available or events occur that make established valuation methods unreliable, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by of the Board of Trustees of the Fund (the "Board"). Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 498 of the Internal Revenue Code, as amended.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, discounts and net operating losses. Net investment income/(loss), net realized capital gains/(losses) and net assets are not affected. The calculation of net investment income/(loss) per share in the financial highlights tables excludes such adjustments.

As of October 31, 2007, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring October 31,
Portfolio	2013	2014	2015
Muni Intermediate Portfolio	$—	$17,812	$20,893

During the year ended October 31, 2007, the following Portfolios utilized capital loss carryforwards of the following:

New Jersey Muni Portfolio	$1,321

As of October 31, 2007, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Muni Intermediate Portfolio	$40,447	$—	$—	$146,524
New Jersey Muni Portfolio	26,076	—	—	142,137

Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

As of October 31, 2007, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolios, with the following exception:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Muni Intermediate Portfolio	$831,258	$—	$—
New Jersey Muni Portfolio	607,662	—	14,084

For the year ended October 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

adjustments, dividend reclasses, prior period adjustments, and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Portfolio	Accumulated Net Investment Income	Net Realized Loss	Paid-in Capital
Muni Intermediate Portfolio	$—	$(45,022)	$45,022
New Jersey Muni Portfolio	(1,078)	(94,010)	95,088

As a result of the incorrect recording of certain corporate actions in the New Jersey Muni Portfolio and Muni Intermediate Portfolio discovered during 2007, capital losses were inaccurately realized in 2005 and 2006 in those two Portfolios. State Street Bank and Trust Company, as successor administrator to the Portfolios, has agreed to reimburse the Portfolios for the amount of the federal income taxes, interest and penalties payable by the Portfolios on account of the error, in amounts estimated at $40,000 and $20,000, respectively. In fiscal 2008, the New Jersey Muni Portfolio will make a distribution of approximately $20,000 to shareholders related to the same matter.

2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Since January 1, 2007, Glenmede Investment Management LP (the "Advisor"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. ("Glenmede Trust"), has served as investment advisor to the Muni Intermediate and New Jersey Muni Portfolios, pursuant to an investment management agreement with the Fund. Under this agreement, the Advisor manages the Portfolios, subject to the general supervision of the Board. Prior thereto, investment advisory services were provided by Glenmede Trust's wholly-owned subsidiary, Glenmede Advisers, Inc.

Muni Intermediate and New Jersey Muni Portfolios do not pay a management fee for advisory services. Glenmede Trust charges a fee directly to its clients, the investors in the Portfolios are the clients of Glenmede Trust, for fiduciary, trust and /or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client and are generally 1.25% or less of the clients' assets under management.

The Muni Intermediate and New Jersey Muni Portfolios each pay Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of such Portfolio's average daily net assets.

State Street Bank and Trust Company ("State Street") (as successor to, Investors Bank & Trust Company ("IBT")) serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and the Glenmede Fund, Inc., a registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. State Street is also paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund's compliance program. The Fund's Chief Compliance Officer holds the position of Senior Director at State Street.

Quasar Distributors, LLC ("Quasar") serves as distributor of the Portfolios' shares. The distributor receives no fees from the Fund in connection with

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

distribution services provided to the Fund. IBT paid Quasar's fees through June 2008 and the Advisor is currently paying Quasar's out-of-pocket expenses.

The Fund pays each Board member an annual fee of $1,000 and out-of-pocket expenses incurred in attending Board meetings.

Expenses for the year ended October 31, 2007, include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3. Purchases and Sales of Securities

For the year ended October 31, 2007, cost of purchases and proceeds from sales of investment securities other than US government securities and short-term securities were:

Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$4,392,183	$4,083,877
New Jersey Muni Portfolio	3,063,873	4,280,223

As of October 31, 2007, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	Depreciation	Net
Muni Intermediate Portfolio	$215,285	$70,503	$144,782
New Jersey Muni Portfolio	143,823	27,762	116,061

4. Shares of Beneficial Interest

As of October 31, 2007, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolios' outstanding shares. The Fund may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

	Year Ended 10/31/07		Year Ended 10/31/06
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio:
Sold	471,025	$4,860,644	442,992	$4,578,898
Issued as reinvestment of dividends		—	—
Redeemed	(448,719)	(4,618,006)	(286,271)	(2,947,440)
Net increase	22,306	$242,638	156,721	$1,631,458
New Jersey Muni Portfolio:
Sold	233,496	$2,374,002	215,319	$2,196,501
Issued as reinvestment of dividends		1,479	15,159
Redeemed	(355,887)	(3,621,293)	(191,625)	(1,956,090)
Net increase	(120,912)	$(1,232,132)	23,694	$240,411

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Concluded)

5. Concentration of Credit

The Muni Intermediate Portfolio and New Jersey Muni Portfolio primarily invest in debt obligations issued by the Commonwealth of Pennsylvania and the State of New Jersey, respectively, and their political subdivisions, agencies, instrumentalities and authorities to obtain funds for various purposes. Each Portfolio is more susceptible to factors adversely affecting issuers of the respective region that the Portfolio invests in than is a municipal bond fund that is not concentrated in these issuers to the same extent.

6. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective during the first required financial reporting period for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio and New Jersey Muni Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muni Intermediate Portfolio and New Jersey Muni Portfolio (constituting The Glenmede Portfolios, hereafter referred to as the "Fund") at October 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

THE GLENMEDE FUND, INC.

Tax Information (Unaudited)
For the year ended October 31, 2007

Of the ordinary distributions made during the fiscal year ended October 31, 2007, the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Government Cash Portfolio	55.40%
Core Fixed Income Portfolio	54.79%

Of the ordinary distributions made during the fiscal year ended October 31, 2007, the following percentages are tax exempt for regular Federal income tax purposes.

Tax-Exempt Cash Portfolio	100%

Of the ordinary distributions made during the fiscal year ended October 31, 2007, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Strategic Equity Portfolio	100.00%
Small Cap Equity Portfolio	43.33%
Large Cap Value Portfolio	34.49%
Large Cap Growth Portfolio	100.00%
Large Cap 100 Portfolio	100.00%
Long Short/Portfolio	35.89%
Total Market Portfolio	100.00%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Foreign Taxes Paid or Withheld

Portfolio	Total	Per Share
International Portfolio	$2,431,434	$0.05
Philadelphia International Fund	$1,318,083	$0.05

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

THE GLENMEDE FUND, INC.

Tax Information (Unaudited) — (Concluded)
For the year ended October 31, 2007

Qualified dividend income ("QDI") received through October 31, 2007, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1 (h)(11) are as follows:

Strategic Equity Portfolio	$347,224
Small Cap Equity Portfolio	909,238
Large Cap Value Portfolio	983,975
International Portfolio	26,356,813
Philadelphia International Fund	14,662,482
Large Cap 100 Portfolio	932,943
Large Cap Growth Portfolio	101,284
Long/Short Portfolio	396,549
Total Market Portfolio	35,796

THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited)
For the year ended October 31, 2007

Of the dividends paid by the Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2007, 100% is tax-exempt for regular Federal income taxes and Pennsylvania taxes.

Of the dividends paid by the New Jersey Muni Portfolio from net investment income for the fiscal year ended October 31, 2007, 100% is tax-exempt for regular Federal income taxes and New Jersey taxes.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited)

The information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the "Funds") and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Funds' Directors/Trustees and is available without charge, upon request, by calling 1-800-442-8299. Each Director/Trustee holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director/Trustee and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the applicable Board or shareholders. Each officer is elected by the applicable Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

Independent Directors/Trustees(1)

Name and Age	Positions Held with the Funds/ Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
H. Franklin Allen, Ph.D. Age: 51	Director of the Glenmede Fund (since March 1991) and Trustee of the Glenmede Portfolios (since May 1992)	Nippon Life Professor of Finance, and Professor of Economics, The Wharton School of The University of Pennsylvania; Professor of Finance and Economics from 1990-1994; Vice Dean and Director of Wharton Doctoral Programs from 1990-1993. Employed by The University of Pennsylvania since 1980.	15	None

(1)  Independent Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Independent Directors/Trustees(1) — (Continued)

Name and Age	Positions Held with the Funds/ Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Willard S. Boothby, Jr. Age: 86	Director of the Glenmede Fund (since October 1988) and Trustee of the Glenmede Portfolios (since May 1992)	Former Director: Getty Oil Corp., Georgia-Pacific Corp., Burlington Industries, C-Tec Corp., Commonwealth Telephone Corp., Penn Engineering and Manufacturing Corp., Food Fair Corp., Sperry Corp, and Insurance Company of North America; Former Chemical Bank Advisory Board Member; Former Chairman and Chief Executive Officer, Blyth Eastman Dillon & Co., Inc.; Former Managing Director, Paine Webber, Inc.; Former Chairman, U.S. Securities Industry Association.	15	None

William L. Cobb, Jr. Age: 60	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Executive Vice President and Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (since 1999); Vice Chairman, J.P. Morgan Investment Management (1994-1999), Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church and the Wenner-Gren Foundation.	15	None

(1)  Independent Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Independent Directors/Trustees(1) — (Continued)

Name and Age	Positions Held with the Funds/ Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Gail E. Keppler Age: 61	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.	15	None

Francis J. Palamara Age: 82	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Chief Operating Officer, The New York Stock Exchange; Former Trustee, Gintel Fund; Former Director, XTRA Corporation; Former Director, Executive Vice President-Finance and Chief Financial Officer, ARAMARK, Inc.; Former Director, The Pittston Company; Former Director, Brinks Corp.; Former Director, Constar Corporation; Former President, Meinhard Commercial Corporation; Former Executive Vice President and Chief Financial Officer, James Talcott, Inc.	15	None

Harry Wong Age: 59	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Managing Director, BIO-IB, LLC (healthcare investment banking) (since 2004); Managing Director, Long Point Advisors, LLC (business consulting) (since 2003); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct faculty member, Sacred Heart University (2003-Present).	15	None

(1)  Independent Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Interested Director/Trustee(2)

Name and Age	Positions Held with the Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorship Held by Director/ Trustee
Susan W. Catherwood(2) Age: 64	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001) and Compensation Committee (since 1993), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Member, The Women's Committee and Penn Museum Board of Overseers of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Director: Monell Chemical Senses Center, United Way of Southeastern Pennsylvania, Thomas Harrison Skelton Foundation and The Catherwood Foundation; Board Member, Fellow and Finance Committee Chairperson, College of Physicians of Philadelphia; Member of Advisory Committee, Women Matter, Inc; Former Director, The Glenmede Trust Company of New Jersey (1993-2002); Former Vice Chairman of the Board of Directors, Executive Service Corps of the Delaware Valley; Former Director, PECO Energy; Former Director, First Pennsylvania Bank.	15	None

(2)  Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be an "interested" Director/Trustee of the Funds because of their affiliations with Glenmede Trust and the parent company of the Funds' investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Interested Director/Trustee(2) — (Continued)

Name and Age	Positions Held with the Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorship Held by Director/ Trustee
G. Thompson Pew, Jr. (2) Age: 65	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director, Member of the Relationship Oversight Committee, Executive Committee, Private Equity/Real Estate Advisory Committee, and Chairman of the Compensation Committee, Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	15	None

(2)  Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be an "interested" Director/Trustee of the Funds because of their affiliations with Glenmede Trust and the parent company of the Funds' investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Concluded)

Officers

Name, Address and Age	Positions Held with the Fund/Time Served	Principal Occupation(s) During Past 5 Years
Mary Ann B. Wirts 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 56	President (since 1997) and Treasurer (since 2002).	First Vice President and Managing Director of Fixed Income of Glenmede Trust. Managing Partner and Chief Administrative Officer of Glenmede Investment Management LP (since 2006). First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006). Employed by Glenmede Trust since 1982.

Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 41	Executive Vice President (since 1997).	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2007. Employed by Glenmede Trust 1993-2007 and Glenmede Advisers 2000-2007.

Michael P. Malloy One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Age: 48	Secretary (since 1995).	Partner in the law firm of Drinker Biddle & Reath LLP.

Nancy L. Conlin 2 Avenue de Lafayette Boston, MA 02111 Age: 53	Assistant Secretary (since 2007).	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2007); General Counsel, Plymouth Rock Companies (2004-2007); U.S. Chief Counsel, Sun Life Financial (2002-2004).

Daniel E. Shea 200 Clarendon Street Boston, MA 02116 Age: 45	Assistant Treasurer (since 2005).	Director, State Street Bank and Trust Company (since 2007); Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2005); Investors Bank & Trust Company (since 1996).

Donna M. Rogers 200 Clarendon Street Boston, MA 02116 Age: 41	Chief Compliance Officer (since 2004).	Senior Director, State Street Bank and Trust Company (since 2007); Senior Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2002); Investor Bank & Trust Company (since 1994).

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds' investment advisors and sub-advisor use to vote proxies relating to the Funds' portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the Securities and Exchange Commission's (the "SEC") website at http://www.sec/gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Boards of Directors/Trustees - Considerations Regarding Investment Advisory and Sub-Investment Advisory Agreements

At meetings held on September 17, 2007, the Board of Directors of Glenmede Fund and the Board of Trustees of Glenmede Portfolios (collectively, the "Boards") renewed the Investment Advisory Agreements for each Portfolio of the Funds and the Sub-Investment Advisory Agreement for the International Portfolio (collectively, the "Portfolios").

In determining whether to renew the Investment Advisory Agreements and the Sub-Investment Advisory Agreement (collectively, the "Agreements"), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940 (the "Independent Directors"), reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards' fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by the Advisor and PIA comparing the performance of each Portfolio to the performance of its applicable benchmark index and relevant peer group; (3) a Lipper Inc. ("Lipper") report comparing each Portfolio's advisory fees and expenses to those of its relevant peer group; and (4) reports of and presentations by representatives of the Advisor and PIA that described: (i) the nature, extent and quality of the Advisor's and PIA's services provided to their respective Portfolios; (ii) the experience and qualifications of the personnel providing those services;

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

(Unaudited) — (Continued)

(iii) their organizational structures; (iv) their investment philosophies and processes; (v) their assets under management and client descriptions; (vi) their soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vii) their advisory fee arrangements with the Portfolios; (viii) the voluntary fee waivers in effect for the Philadelphia International Fund and the contractual fee and expense waivers for the Absolute Return and Total Market Long/Short Portfolios; (ix) the advisory fee arrangements with their other similarly managed clients; (x) their compliance processes; (xi) their financial information, insurance coverage and profitability analyses related to providing services to the Portfolios; and (xii) the extent to which economies of scale are relevant to the Portfolios. The Directors/Trustees discussed the written materials, the Advisor's and PIA's presentations, the Funds' Chief Compliance Officer's quarterly reports on the Advisor's and PIA's compliance programs and their responsiveness in addressing her recommendations, and deliberated on the renewal of the Agreements in light of this information. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all-important or controlling.

The Boards, including all of the Independent Directors/Trustees, reached the following conclusions, among others, regarding the Advisor and PIA and their respective Agreements: the Advisor and PIA each have the capabilities, resources and personnel necessary to manage their respective Portfolios; the Advisor has the capabilities, resources and personnel necessary to oversee the management of PIA as sub-adviser to the Philadelphia International Fund; the Boards are satisfied with the quality of services provided by the Advisor and PIA in advising their respective Portfolios; the advisory fee for each Portfolio that pays an advisory fee is below the median and/or the average contractual fees paid by comparable funds in their respective Lipper peer group; and each advisory and sub-advisory fee is reasonable as compared to PIA's other similarly managed mutual fund clients and the Advisor's separate account clients.

The Boards also concluded that the total annual portfolio operating expenses paid by each Portfolio are below the average expenses paid by comparable funds in their respective Lipper peer group, with the exception of the Large Cap Value Portfolio which are slightly higher; and the performance of the Portfolios are generally competitive (in some cases performance for certain periods was higher than the comparative performance information, and in other cases it was lower) with their benchmark indices and other mutual funds in their peer groups as ranked by an independent rating and ranking organization and as demonstrated by charts provided by the Advisor and PIA comparing the performance of each Portfolio to its respective benchmark index and Lipper peer group.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

(Unaudited) — (Concluded)

The Boards also concluded that the profit to the Advisor for advisory services and Glenmede Trust for shareholder servicing seem reasonable; the profit to PIA for advisory and sub-advisory services seem reasonable; and the benefits derived by the Advisor and PIA from managing their respective Portfolios, including how each uses soft dollars, the ways in which they conduct portfolio transactions and select brokers, seem reasonable. The Boards noted that since the investment advisory fees and shareholder servicing fees do not have breakpoints, there would be no economies of scale for those fees as the Portfolios' assets increase. With respect to the Glenmede Fund Board's evaluation of the Sub-Investment Advisory Agreement, economies of scale were not considered relevant because the sub-advisory fee is to be paid by the Advisor, not the International Portfolio or its shareholders, and therefore would have no impact on the International Portfolio's expense ratio.

Based upon each Board's deliberations and evaluation of the information described above, the Directors/Trustees, including all of the Independent Directors/Trustees, determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement were reasonable and fair to the respective Portfolios and their shareholders.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Privacy Notice

The Glenmede Fund, Inc. and The Glenmede Portfolios (each the "Company") are committed to protecting the security and confidentiality of the personal information of our shareholders. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•  Information we receive from you on applications or other forms; and

•  Information about your transactions with us or others;

•  Information received from you in written, telephonic or electronic communications with us, or affiliates or others.

We may share all of the nonpublic personal information that we collect (as described above) with our affiliated providers of financial services, such as The Glenmede Trust Company and its affiliated banking and insurance companies, and with companies that perform marketing services on our behalf. We are permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account with us and to government entities.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. If you have any questions about our privacy policies, please call 1-800-442-8299.

The Glenmede Fund, Inc. and The Glenmede Portfolios

Investment Advisor

Glenmede Investment Management LP
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103

Administrator

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02206

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02206

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania 19103-6996

Distributor

Quasar Distributors, LLC.
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Auditors

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

Investment Advisor

(for Philadelphia International Fund)

Investment Sub-Advisor

(for International Portfolio)
Philadelphia International Advisors LP
One Liberty Place
1650 Market Street, Suite 1400
Philadelphia, Pennsylvania 19103

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.

Item 2. Code of Ethics.

As of October 31, 2007, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2007, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Francis J. Palamara, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $2,326 and $2,453 for the fiscal years ended October 31, 2006 and October 31, 2007, respectively.

(b)         Audit-Related Fees – There were no fees billed for the fiscal year ended October 31, 2006 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.  For the fiscal year ended October 31, 2007, $7,500 was billed for testing of the conversion of the Registrant’s fund accounting system.

(c)          Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $470 and $466 for the fiscal years ended October 31, 2006 and October 31, 2007, respectively.

(d)         All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2006 and October 31, 2007 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)          (1)   The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2007 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Not applicable.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in Item 2 is attached hereto.

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE GLENMEDE PORTFOLIOS

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)
Date	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)
Date	January 4, 2008